UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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HP INC.

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Margaret C. Whitman	HP Inc.
Chairman of the Board	1501 Page Mill Road
Rajiv L. Gupta Lead Independent Director	Palo Alto, CA 94304
www.hp.com

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of HP Inc. on Monday, April 4, 2016 at 2:00 p.m., Pacific Time. This year’s annual meeting, like last year’s annual meeting, will again be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting HP.onlineshareholdermeeting.com. You also will be able to vote your shares electronically at the annual meeting (other than shares held through our 401(k) Plan, which must be voted prior to the meeting).

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the company. As we learned last year, hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world. In addition, the online format will continue to allow us to communicate more effectively with you via a pre-meeting forum that you can enter by visiting www.theinvestornetwork.com/forum/hpq.

Details regarding how to attend the meeting online and the business to be conducted at the annual meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

This year we are again providing access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our 2015 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2015 Annual Report, and a form of proxy card or voting instruction card. All stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

Your vote is important. Regardless of whether you plan to participate in the annual meeting, we hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend the virtual meeting.

Thank you for your ongoing support of, and continued interest in, HP Inc.

Sincerely,

Margaret C. Whitman	Rajiv L. Gupta
Chairman of the Board	Lead Independent Director

HP INC.

1501 Page Mill Road

Palo Alto, California 94304

(650) 857-1501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	2:00 p.m., Pacific Time, on Monday, April 4, 2016
Place	Online at HP.onlineshareholdermeeting.com
Items of Business	(1) To elect the 13 directors named in this proxy statement
(2) To ratify the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2016
(3) To approve, on an advisory basis, the company’s executive compensation
(4) To approve an amendment to our certificate of incorporation to eliminate cumulative voting
(5) To consider such other business as may properly come before the meeting
Adjournments and Postponements	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date	You are entitled to vote only if you were an HP Inc. stockholder as of the close of business on February 5, 2016.
Virtual Meeting Admission

Stockholders of record as of February 5, 2016, will be able to participate in the annual meeting by visiting HP.onlineshareholdermeeting.com. To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

The annual meeting will begin promptly at 2:00 p.m., Pacific Time. Online check-in will begin at 1:30 p.m., Pacific Time, and you should allow ample time for the online check-in procedures.

Pre-Meeting Forum	The new online format for the annual meeting also allows us to communicate more effectively with you via a pre-meeting forum that you can enter by visiting www.theinvestornetwork.com/forum/hpq. On our pre-meeting forum, you can submit questions in advance of the annual meeting, and also access copies of our proxy statement and annual report.
Voting	Your vote is very important. Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Stockholders of record and beneficial owners will be able to vote their shares electronically at the annual meeting (other than shares held through the HP Inc. 401(k) Plan, which must be voted prior to the meeting). For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers—Voting Information beginning on page 91 of the proxy statement.

By order of the Board of Directors,

KIM M. RIVERA

Chief Legal Officer, General Counsel

and Secretary

This notice of annual meeting and proxy statement and form of proxy are being distributed and made available on or about February 19, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 4, 2016. The definitive proxy statement and HP Inc.’s 2015 Annual Report are available electronically at www.hp.com/investor/stockholdermeeting2016 and with your 16-digit control number at HP.onlineshareholdermeeting.com.

2016 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

PROXY STATEMENT SUMMARY

The following is a summary of certain key disclosures in our proxy statement. This is only a summary, and it may not contain all of the information that is important to you. For more complete information, please review the proxy statement as well as our 2015 Annual Report, which includes our Annual Report on Form 10-K. References to “HP,” “we,” “us” or “our” refer to HP Inc.

Meeting Information

Time and Date	2:00 p.m., Pacific Time, on Monday, April 4, 2016
Place	Online at HP.onlineshareholdermeeting.com
Record Date	February 5, 2016

Proposals to be Voted on and Board Voting Recommendations

Proposals	Recommendation	Votes Required	More information

Election of Directors	FOR EACH NOMINEE	Majority of votes cast	Page 5

Ratification of Independent Registered Public Accounting Firm	FOR	Majority of the shares present, in person or represented by proxy, and entitled to vote	Page 27

Advisory Vote to Approve Executive Compensation	FOR	Majority of the shares present, in person or represented by proxy, and entitled to vote	Page 28

Approval of Amendment to Certificate of Incorporation to Eliminate Cumulative Voting	FOR	Majority of the outstanding shares entitled to vote	Page 29

Voting Your Shares

VIA THE INTERNET www.proxyvote.com/HP	BY MAIL Complete, sign, date and return your proxy card in the envelope provided

BY TELEPHONE Call the phone number located on the top of your proxy card	For additional information, see Question 18 on page 93

Election of Directors

Board Nominees

Fiscal 2015 was a seminal year for HP Inc. On November 1, 2015, separation of Hewlett-Packard Company into two independent publicly-traded companies was completed forming Hewlett Packard Enterprise, which comprises enterprise technology infrastructure, software, services and financing businesses, and HP Inc., which comprises now former Hewlett-Packard Company’s printing and personal systems businesses. In connection with the separation, Hewlett-Packard Company changed its name to HP Inc. In addition, several of Hewlett-Packard Company’s Board members resigned at the time of the separation and eight new Board members joined HP’s Board, effective as of November 1, 2015. Key information regarding all of our 13 Board nominees is summarized in the table below:

Name	Age	HP Director Since		Committee Membership**		Principal Occupation	Independent	Other Current Public/ Investment Company Boards
Aida M. Alvarez	66	2016		—		Chair, Latino Community Foundation	✓	Wal-Mart Stores, Inc.
Shumeet Banerji	56	2011	*	●	FIT	Co-Founder and Partner, Condorcet, LP	✓	Innocoll AG
				●	NGSR
Carl Bass	58	2015		●	FIT	President and Chief Executive Officer, Autodesk Inc.	✓	Autodesk Inc.
				●	HRC
Robert R. Bennett	57	2013	*	●	AC	Managing Director, Hilltop Investments, LLC	✓	Discovery Communications, Inc.
				●	FIT			Liberty Media Corporation Sprint Corporation
Charles V. Bergh	58	2015		●	HRC	President and Chief Executive Officer, Levi Strauss & Co.	✓	Levi Strauss & Co.
				●	NGSR
Stacy Brown-Philpot	40	2015		●	AC	Chief Operating Officer, Taskrabbit	✓	None
				●	NGSC
Stephanie A. Burns	61	2015		●	AC	Former Chief Executive Officer and Chairman, Dow Corning	✓	Corning, Inc. GlaxoSmithKline plc Kellogg Company
				●	FIT
Mary Anne Citrino	56	2015		●	AC	Senior Advisor and former Senior Managing Director, The Blackstone Group	✓	Dollar Tree, Inc. Health Net, Inc.
				●	FIT

Rajiv L. Gupta	70	2009	*	●	HRC	Chairman, Avantor Performance Materials	✓	Delphi Automotive, PLC Tyco International Ltd. The Vanguard Group
				●	NGSR	Senior Advisor, New Mountain Capital, LLC
Stacey Mobley	70	2015		● ●	HRC NGSR	Former Senior Vice President, Chief Administrative Officer and General Counsel, E.I. du Pont de Nemours and Company	✓	International Paper Company

Subra Suresh	59	2015		●	AC	President, Carnegie Mellon University	✓	None
				●	FIT
Dion J. Weisler	48	2015		—		President and Chief Executive Officer, HP Inc.	—	None
Margaret C. Whitman	59	2011	*	●	FIT	President and Chief Executive Officer, Hewlett Packard Enterprise Co.	—	The Procter & Gamble Company Hewlett Packard Enterprise Company

*	Includes tenure as a director of Hewlett-Packard Company.

**	Committees Membership
●	AC – Audit Committee
●	FIT – Finance, Investment & Technology Committee
●	HRC – HR and Compensation Committee
●	NGSR – Nominating, Governance and Social Responsibility Committee

– Member

– Chairperson

Board Composition

Governance Highlights

Governance Changes Since 2015 Annual Meeting	✓ ✓ ✓ ✓

We separated CEO and Chairman positions

Our independent directors appointed a new Lead Independent Director

We revised our corporate governance guidelines to reflect responsibilities of our new Lead Independent Director

We added new talent to our Board of Directors, enhancing diversity of the Board

Stockholders’ Rights	✓ ✓ ✓ ✓

Our Bylaws provide our stockholders with a proxy access right

We eliminated all supermajority provisions in our charter and Bylaws

Our stockholders owning 25% or more of our common stock have a right to call special meetings

We do not have a poison pill or similar anti-takeover provision in place

Other Governance Best Practices	✓ ✓ ✓ ✓ ✓ ✓ ✓

11 out of 13 directors are independent

All committee members are independent

Directors are elected by majority vote in uncontested director elections

Directors are elected annually

Each director nominee has agreed to resign from the Board in the event that he or she fails to receive a majority vote

Independent directors meet in regular executive sessions

We continued our robust stockholder and investor outreach program

Executive Compensation Matters

Our compensation program, practices and policies have been structured to reflect the commitment of the Board of Directors (the “Board”) and HR and Compensation Committee of the Board (the “HRC Committee”) to excellence in corporate governance, and to reward short- and long-term performance that drives stockholder value. The table below summarizes key elements of our fiscal 2015 compensation programs relative to this philosophy.

ALIGNMENT WITH STOCKHOLDERS

Pay-for-Performance	Compensation-Related Governance
• The majority of target total direct compensation for executives is performance-based as well as equity-based to align their rewards with stockholder value	• We generally do not enter into individual executive compensation agreements
• Total direct compensation is targeted at or near the market median	• We devote significant time to management succession planning and leadership development efforts
• Actual realized total direct compensation and pay positioning is designed to fluctuate with, and be commensurate with, actual annual and long-term performance	• We maintain a market-aligned severance policy for executives that does not have automatic single-trigger equity vesting upon a change in control

•  Incentive awards are heavily dependent upon our stock performance, and are measured against objective financial metrics that we believe link either directly or indirectly to the creation of value for our stockholders. In addition, 25% of our target annual incentives are contingent upon the achievement of qualitative objectives that we believe will contribute to our long-term success

• The HRC Committee utilizes an independent compensation consultant
• Our compensation programs do not encourage imprudent risk-taking
• We maintain stock ownership guidelines for executive officers and non-employee directors

• We balance growth and return objectives, top and bottom line objectives, and short-and long-term objectives to reward for overall performance that does not over-emphasize a singular focus

•  We prohibit executive officers and directors from engaging in any form of hedging transaction, from holding HP securities in margin accounts and pledging as collateral for loans in a manner that could create compensation-related risk for the Company

•  A significant portion of our long-term incentives are delivered in the form of PCSOs, which vest only if sustained stock price appreciation is achieved, and PARSUs, which vest only upon the achievement of two- and three-year RTSR and ROIC objectives

• We conduct a robust stockholder outreach program throughout the year
• We provide no U.S. supplemental defined benefit pensions	• We disclose our corporate performance goals and achievements relative to these goals
• We validate our pay-for-performance relationship on an annual basis

The Compensation Discussion and Analysis portion of this proxy statement contains a detailed description of our executive compensation philosophy and programs, the compensation decisions the HRC Committee has made under those programs and the factors considered in making those decisions, focusing on the compensation of our named executive officers (“NEOs”) for fiscal 2015.

We believe that we have created a compensation program deserving of stockholder support. Accordingly, we are asking for stockholder approval of the compensation of our NEOs as disclosed in this proxy statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Bylaws fix the current number of directors at 13. On the recommendation of the Nominating, Governance and Social Responsibility (“NGSR”) Committee, the Board has nominated the 13 persons named below for election as directors this year, each to serve for a one-year term or until the director’s successor is elected and qualified.

Identifying and Evaluating Candidates for Directors

The NGSR Committee uses a variety of methods for identifying and evaluating nominees for director. The NGSR Committee, in consultation with the Chairman, regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the NGSR Committee considers various potential candidates for director. Candidates may come to the attention of the NGSR Committee through current Board members, professional search firms, stockholders or other persons. Identified candidates are evaluated at regular or special meetings of the NGSR Committee and may be considered at any point during the year. As described above, the NGSR considers properly submitted stockholder recommendations of candidates for the Board to be included in our proxy statement. Following verification of the stockholder status of individuals proposing candidates, recommendations are considered collectively by the NGSR Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for our annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the NGSR Committee. The NGSR Committee also reviews materials provided by professional search firms and other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the NGSR Committee seeks to achieve a balance of knowledge, experience and capability on the Board. The NGSR Committee evaluates nominees recommended by stockholders using the same criteria as it uses to evaluate all other candidates.

We engage a professional search firm on an ongoing basis to identify and assist the NGSR Committee in identifying, evaluating and conducting due diligence on potential director nominees.

Stockholder Recommendations

The policy of the NGSR Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board as described above under “Identifying and Evaluating Candidates for Directors.” In evaluating such recommendations, the NGSR Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below. Any stockholder recommendations submitted for consideration by the NGSR Committee should include verification of the stockholder status of the person submitting the recommendation and the recommended candidate’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary

HP Inc.

1501 Page Mill Road

Palo Alto, California 94304

Fax: 650-275-9138

Stockholder Nominations

In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual stockholder meeting and, under certain circumstances, to include their nominees in the HP proxy statement. For a description of the process for nominating directors in accordance with our Bylaws, see “Questions and Answers—Stockholder Proposals, Director Nominations and Related Bylaw Provisions—How may I recommend individuals to serve as directors and what is the deadline for a director recommendation?”

Director Nominees and Director Nominees’ Experience and Qualifications

The Board annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience and backgrounds in order to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board membership criteria described below.

Our Corporate Governance Guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should:

✓	have the highest professional and personal ethics and values, consistent with our long-standing values and standards;
✓	have broad experience at the policy-making level in business, government, education, technology or public service;
✓	be committed to enhancing stockholder value and must represent the interests of all of our stockholders; and
✓	have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience (which means that directors’ service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties).

In addition, the NGSR Committee takes into account a potential director’s ability to contribute to the diversity of background and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. Each director biography below describes each director’s qualifications and relevant experience in more detail and summarizes key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on the Board of Directors.

All of the nominees have indicated to us that they will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders, Dion J. Weisler, Catherine A. Lesjak and Kim M. Rivera, will vote for a nominee or nominees designated by the Board.

There are no family relationships among our executive officers and directors.

Our Board recommends a vote FOR the election to the Board of all of the following nominees:

	Independent Director	Qualifications:
Aida M. Alvarez Age 66 Director since 2015 HP Board Committees: N/A	CURRENT ROLE • Chair, Latino Community Foundation CURRENT PUBLIC COMPANY BOARDS • HP • Wal-Mart Stores, Inc. PRIOR PUBLIC COMPANY BOARDS • MUFG Americas Holdings Corporation

PRIOR BUSINESS AND OTHER EXPERIENCE

•    Administrator, U.S. Small Business Administration (1997–2001)

•    Director, Office of Federal Housing Enterprise Oversight (1993–1997)

•    Vice President, First Boston Corporation and Bear Stearns & Co. (prior to 1993)

OTHER KEY QUALIFICATIONS

Ms. Alvarez brings to the Board a wealth of expertise in media, public affairs, finance and government given her executive roles at government agencies, her leadership at a prominent philanthropic organization and her career as a prominent journalist. The Board also benefits from Ms. Alvarez’s knowledge of investment banking and finance.

	Independent Director	Qualifications:
Shumeet Banerji Age 56 Director since 2011* HP Board Committees: FIT NGSR, Chair

CURRENT ROLE

•    Co-founder and Partner of Condorcet, LP, an advisory and investment firm that specializes in developing early stage companies (since 2013)

CURRENT PUBLIC COMPANY BOARDS

•    HP

•    Innocoll AG

PRIOR PUBLIC COMPANY BOARDS

•    None

PRIOR BUSINESS AND OTHER EXPERIENCE

•    Senior Partner, Booz & Company, a consulting company (May 2012–March 2013)

•    Chief Executive Officer, Booz & Company (July 2008–May 2012)

•    President of the Worldwide Commercial Business, Booz Allen Hamilton (February 2008–July 2008)

•    Managing Director, Europe, Booz Allen Hamilton (2007–2008)

•    Managing Director, United Kingdom, Booz Allen Hamilton (2003–2007)

•    Faculty, University of Chicago Graduate School of Business

OTHER KEY QUALIFICATIONS

Mr. Banerji brings to the Board a robust understanding of the issues facing companies and governments in both mature and emerging markets around the world through his two decades of work with Booz & Company. In particular, Mr. Banerji has valuable experience in addressing a variety of complex issues ranging from corporate strategy, organizational structure, governance, transformational change, operational performance improvement and merger integration.

	Independent Director	Qualifications:
Carl Bass Age 58 Director since 2015 HP Board Committees: FIT HRC

CURRENT ROLE

•    President and Chief Executive Officer, Autodesk Inc. (“Autodesk”), a software company (since May 2006)

CURRENT PUBLIC COMPANY BOARDS

•    HP

•    Autodesk

PRIOR PUBLIC COMPANY BOARDS

•    McAfee, Inc.

•    E2open, Inc.

PRIOR BUSINESS AND OTHER EXPERIENCE

•    Interim Chief Financial Officer, Autodesk (August 2014–November 2014; August 2008-April 2009)

•    Chief Operating Officer, Autodesk (2001-2006)

•    Chief Strategy Officer and Chief Executive Officer, Buzzsaw.com (1999-2001)

OTHER KEY QUALIFICATIONS

Mr. Bass brings to the Board decades of experience in the technology industry and has spent nearly two decades in management roles within Autodesk. His leadership experience brings valuable insight into the operational, strategic, and information technology issues specific to the technology sector.

	Independent Director	Qualifications:
Robert R. Bennett Age 57 Director since 2013* HP Board Committees: Audit FIT, Chair

CURRENT ROLE

•    Managing Director, Hilltop Investments, LLC, a private investment company (since 2005)

CURRENT PUBLIC COMPANY BOARDS

•    HP

•    Discovery Communications, Inc.

•    Liberty Media Corporation

•    Sprint Corporation

PRIOR PUBLIC COMPANY BOARDS

•    Demand Media, Inc.

•    Discovery Holding Company

•    Liberty Interactive Corporation

•    Sprint Nextel Corporation

PRIOR BUSINESS AND OTHER EXPERIENCE

•    President of Discovery Holding Company, a media and entertainment company (2005–2008)

•    President and Chief Executive Officer of Liberty Media Corporation (now Liberty Interactive Corporation), a video and on-line commerce company

OTHER KEY QUALIFICATIONS

Mr. Bennett brings to the Board in-depth knowledge of the media and telecommunications industry and his knowledge of the capital markets and other financial and operational matters from his experience as the president and chief executive officer of another public company, which allows him to provide an important perspective to the Board’s discussions on financial and operational issues. Mr. Bennett also has an in-depth understanding of finance and has held various financial management positions during the course of his career. He also contributes valuable insight to the Board due to his experience serving on the boards of both public and private companies.

	Independent Director	Qualifications:
Charles V. Bergh Age 58 Director since 2015 HP Board Committees: HRC NGSR

CURRENT ROLE

•    President, Chief Executive Officer and Director of Levi Strauss & Co., an apparel/retail company (since September 2011)

CURRENT PUBLIC COMPANY BOARDS

•    HP

•    Levi Strauss & Co.

PRIOR PUBLIC COMPANY BOARDS

•    VF Corporation

PRIOR BUSINESS AND OTHER EXPERIENCE

•    Group President, Global Male Grooming, Procter & Gamble Co., a consumer goods company (2009–September 2011)

•    In 28 years at Procter & Gamble, Mr. Bergh served in a variety of executive roles, including managing business in multiple regions worldwide

OTHER KEY QUALIFICATIONS

Mr. Bergh brings to the Board extensive experience in executive leadership at large global companies and international business management. From his more than 30 years at Levi Strauss and Procter & Gamble, Mr. Bergh has a strong operational and strategic background with significant experience in brand management. He also brings public company governance experience as a board member and chair of boards and board committees of other public and private companies.

	Independent Director	Qualifications:
Stacy Brown-Philpot Age 40 Director since 2015 HP Board Committees: Audit NGSR	CURRENT ROLE • Chief Operating Officer, Taskrabbit, an online labor interface company (since January 2013) CURRENT PUBLIC COMPANY BOARDS • HP PRIOR PUBLIC COMPANY BOARDS • None

PRIOR BUSINESS AND OTHER EXPERIENCE

•    Entrepreneur-in-Residence, Google Ventures, the venture capital investment arm of Google, Inc., a technology company (May 2012–December 2012)

•    Senior Director of Global Consumer Operations, Google (2010–May 2012)

•    Prior to 2010, Ms. Brown-Philpot served in a variety of directorial positions at Google

•    Prior to joining Google in 2003, Ms. Brown-Philpot served as a senior analyst and senior associate at the financial firms Goldman Sachs and PwC

OTHER KEY QUALIFICATIONS

Ms. Brown-Philpot brings to the Board extensive operational, analytical, financial, and strategic experience. In addition to her current role leading operations at Taskrabbit, Ms. Brown-Philpot’s decade of experience leading various operations at Google and her prior financial experience from her roles at Goldman Sachs and PwC provide unique operational and financial expertise to the Board.

	Independent Director	Qualifications:
Stephanie A. Burns Age 61 Director since 2015 HP Board Committees: Audit FIT	CURRENT ROLE • Director CURRENT PUBLIC COMPANY BOARDS • HP • Corning, Inc. • GlaxoSmithKline plc • Kellogg Company PRIOR PUBLIC COMPANY BOARDS • None

PRIOR BUSINESS AND OTHER EXPERIENCE

•    Chief Executive Officer, Dow Corning, a silicon-based manufacturing company (2004–May 2011)

•    President, Dow Corning (2003–November 2010) Executive Vice President, Dow Corning (2000–2003)

OTHER KEY QUALIFICATIONS

Dr. Burns has more than 30 years of global innovation and business leadership experience and brings significant expertise in scientific research, product development, issues management, science and technology leadership, and business management to the Board. Dr. Burns also brings public company governance experience to the Board as a member of boards and board committees of other public companies.

	Independent Director	Qualifications:
Mary Anne Citrino Age 56 Director since 2015 HP Board Committees: Audit, Chair FIT

CURRENT ROLE

•    Senior Advisor and former Senior Managing Director, The Blackstone Group, an investment firm (since 2004)

CURRENT PUBLIC COMPANY BOARDS

•    HP

•    Dollar Tree, Inc.

•    Health Net, Inc.

PRIOR PUBLIC COMPANY BOARDS

•    None

PRIOR BUSINESS AND OTHER EXPERIENCE • Managing Director, Global Head of Consumer Products Investment Banking Group, and Co-head of Health Care Services Investment Banking, Morgan Stanley (1986-2004)

OTHER KEY QUALIFICATIONS

Ms. Citrino’s more than 30-year career as an investment banker provides the Board with substantial knowledge regarding business operations strategy, as well as valuable financial and investment expertise. She also brings public company governance experience as a member of boards and board committees of other public companies.

	Lead Independent Director	Qualifications:
Rajiv L. Gupta Age 70 Director since 2009* HP Board Committees: HRC, Chair NGSR	CURRENT ROLE • Chairman, Avantor Performance Materials, a manufacturer of chemistries and materials (since August 2011)	PRIOR BUSINESS AND OTHER EXPERIENCE • Chairman and Chief Executive Officer, Rohm and Haas Company, a worldwide producer of specialty materials (1999–April 2009)

•    Senior Advisor, New Mountain Capital, LLC, a private equity firm (since July 2009)

CURRENT PUBLIC COMPANY BOARDS

•    HP

•    Delphi Automotive PLC

•    Tyco International Ltd.

•    The Vanguard Group

PRIOR PUBLIC COMPANY BOARDS

•    None

•    Vice Chairman, Rohm and Haas Company (1998 –1999)

•    Director of the Electronic Materials business, Rohm and Haas Company (1996–1999) Vice President and Regional Director of the Asia Pacific Region, Rohm and Haas Company (1993–1998)

OTHER KEY QUALIFICATIONS

Mr. Gupta brings to the Board extensive experience in executive leadership at a large global company, international management, and venture capital investment. From his nearly ten years as Chairman and Chief Executive Officer of Rohm and Haas, Mr. Gupta has a strong operational and strategic background with significant experience in manufacturing and sales. He also brings public company governance experience as a member and chair of boards and board committees of other public and private companies.

	Independent Director	Qualifications:
Stacey Mobley Age 70 Director since 2015 HP Board Committees: HRC NGSR

CURRENT ROLE

•    Former Senior Vice President, Chief
Administrative Officer and General Counsel, E.I. du Pont de Nemours and Company (“DuPont”), a chemical company (1999-2008)

CURRENT PUBLIC COMPANY BOARDS

•    HP

•    International Paper Company

PRIOR PUBLIC COMPANY BOARDS

•    None

PRIOR BUSINESS AND OTHER EXPERIENCE

•    Senior Consel and Advisor, Dickstein Shapiro, LLP, a law firm (2008-2016)

•    Thirty-five years of experience at DuPont (1973–2008) serving in a variety of leadership roles

OTHER KEY QUALIFICATIONS

Mr. Mobley’s more than 35 years of legal and senior management experience at DuPont brings a deep understanding of governance, regulations and risk management. He also brings public company governance experience as a member of boards and board committees of other public and private companies.

	Independent Director	Qualifications:
Subra Suresh Age 59 Director since 2015 HP Board Committees: Audit FIT	CURRENT ROLE • President, Carnegie Mellon University (since July 2013) CURRENT PUBLIC COMPANY BOARDS • HP	PRIOR BUSINESS AND OTHER EXPERIENCE • Director, National Science Foundation, a federal agency charged with advancing science and engineering research and education (October 2010–March 2013)

	PRIOR PUBLIC COMPANY BOARDS • None OTHER BOARDS • Battelle Memorial Institute, a nonprofit applied science and technology development company	• Dean, School of Engineering, and the Vannevar Bush Professor of Engineering, Massachusetts Institute of Technology (2007–2010)

OTHER KEY QUALIFICATIONS

Mr. Suresh’s experience as the president of a prominent research university and his experience leading new entrepreneurship, innovations and creativity efforts brings the Board valuable insights with respect to strategic opportunities and a robust understanding of the organizational, scientific and technological requirements of ongoing innovation.

	President, Chief Executive Officer and Director	Qualifications:
Dion J. Weisler Age 48 Director since 2015 HP Board Committees: N/A	CURRENT ROLE • President and Chief Executive Officer, HP (since November 1, 2015) CURRENT PUBLIC COMPANY BOARDS • HP PRIOR PUBLIC COMPANY BOARDS • None

PRIOR BUSINESS AND OTHER EXPERIENCE

•    Executive Vice President, the Printing and Personal Systems Group, Hewlett-Packard Company (June 2013–November 2015)

•    Senior Vice President and Managing Director, Printing and Personal Systems, Asia Pacific and Japan, Hewlett-Packard Company (January 2012– June 2013)

•    Vice President and Chief Operating Officer, the Product and Mobile Internet Digital Home Groups, Lenovo Group Ltd., a technology company (January 2008–December 2011)

OTHER KEY QUALIFICATIONS

Mr. Weisler’s international business and leadership experience provide the Board with an enhanced global perspective. Mr. Weisler’s more than 25 years of experience in the information & technology industry and his position as HP’s Chief Executive Officer provide the Board with valuable industry insight and expertise.

	Chairman of the Board	Qualifications:
Margaret C. Whitman Age 59 Chairman since 2011* HP Board Committees: FIT	CURRENT ROLE • President and Chief Executive Officer, Hewlett Packard Enterprise Co. (since November 1, 2015) CURRENT PUBLIC COMPANY BOARDS • HP • Hewlett Packard Enterprise Company

PRIOR BUSINESS AND OTHER EXPERIENCE

•    President and Chief Executive Officer, Hewlett-Packard Company (September 2011–November 2015)

•    Strategic Advisor, Kleiner Perkins Caufield & Byers, a private equity firm (March 2011–September 2011)

•    President and Chief Executive Officer, eBay Inc. (1998–2008)

• Procter & Gamble Co. PRIOR PUBLIC COMPANY BOARDS • Zipcar, Inc.	• Prior to joining eBay, Ms. Whitman held executive-level positions at Hasbro Inc., FTD, Inc., The Stride Rite Corporation, The Walt Disney Company, and Bain & Company

OTHER KEY QUALIFICATIONS

Ms. Whitman brings to the Board unique experience in developing transformative business models, building global brands and driving sustained growth and expansion through her ten years as President and Chief Executive Officer of eBay and unique knowledge of HP through her four years as President and Chief Executive Officer of Hewlett-Packard Company. From her previous executive positions with other large public companies, she also brings strong operational and strategic expertise. In addition, Ms. Whitman brings public company governance experience having previously served as a member of boards and board committees of other public companies, including as Chairman of Hewlett-Packard Company.

*	Includes service on the Board of Directors of Hewlett-Packard Company.

Vote Required

Each director nominee who receives more “FOR” votes than “AGAINST” votes representing shares of HP common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.

If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted by Dion J. Weisler, Catherine A. Lesjak and Kim M. Rivera, as proxy holders. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

Currently, you may cumulate your votes in favor of one or more of the director nominees. If you wish to cumulate your votes, you will need to indicate explicitly your intent to cumulate your votes among the 13 persons who will be voted upon at the annual meeting. See “Questions and Answers—Voting Information—Is cumulative voting permitted for the election of directors?” for further information about how to cumulate your votes. Dion J. Weisler, Catherine A. Lesjak and Kim M. Rivera, as proxy holders, reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that a stockholder’s votes will not be cast for a nominee as to whom such stockholder instructs that such votes be cast “AGAINST” or “ABSTAIN.”

Director Election Voting Standard and Resignation Policy

We have adopted a policy whereby any incumbent director nominee who receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election will tender his or her resignation for consideration by the NGSR Committee. The NGSR Committee will recommend to the Board the action to be taken with respect to such offer of resignation.

CORPORATE GOVERNANCE

We are committed to implementing and following high standards of corporate governance, which we believe are important to the success of our business, creating stockholder value and maintaining our integrity in the marketplace.

Stockholder Outreach

We believe that effective corporate governance should include regular, constructive conversations with our stockholders. Over the past year, the Board has continued to engage with stockholders both directly and through the ongoing video interview series. The Board has also sought and encouraged feedback from stockholders about our corporate governance practices by conducting additional stockholder outreach and engagement throughout the year. Our annual corporate governance investor outreach cycle is described below.

Corporate Governance Highlights

As mentioned above, fiscal 2015 was a seminal year for HP Inc. On November 1, 2015, Hewlett-Packard Company separated into two independent publicly-traded companies: Hewlett Packard Enterprise and HP Inc. Stockholder input has been valuable as we progressed through the separation process and continue to evolve now-HP Inc.’s corporate governance policies and practices. The following examples highlight the variety of changes we have recently made to strengthen our corporate governance policies and practices:

✓	Added New Board Talent and Enhanced the Diversity of our Board	We have added nine new directors to our Board of Directors, four of whom are women. For details, see page 2 of this proxy statement.
✓	Separated our CEO and Chairman Roles

In connection with the separation, the Board has separated CEO and Chairman roles: Meg Whitman was appointed our Chairman and Dion J. Weisler was appointed our President and CEO. For details, see page 17 of this proxy statement.

✓	Appointed a New Lead Independent Director and Enhanced the Lead Independent Director Role

We appointed Rajiv L. Gupta as our new Lead Independent Director. In connection with this appointment, the Board revised our Corporate

Governance Guidelines to further enhance our Lead Independent Director’s responsibilities. For details, see page 17 of this proxy statement.

Director Independence

Our Corporate Governance Guidelines provide that a substantial majority of the Board will consist of independent directors and that the Board can include no more than three directors who are not independent directors. These standards are available on our website at www.hp.com/investor/director_standards. Our director independence standards generally reflect the NYSE corporate governance listing standards. In addition, each member of the Audit Committee meets the heightened independence standards required for audit committee members under the applicable listing and SEC standards and each member of the HRC Committee meets the heightened independence standards required for compensation committee members under the applicable listing standards, SEC standards and tax standards.

Under our Corporate Governance Guidelines, a director will not be considered independent in the following circumstances:

✓	The director is, or has been within the last three years, an employee of HP, or an immediate family member of the director is, or has been within the last three years, an executive officer of HP.
✓	The director has been employed as an executive officer of HP, its subsidiaries or affiliates within the last five years.
✓

The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from HP, other than compensation for Board service, compensation received by a director’s immediate family member for service as a non-executive employee of HP, and pension or other forms of deferred compensation for prior service with HP that is not contingent on continued service.

✓

(A) The director or an immediate family member is a current partner of the firm that is our internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on our audit within that time.

✓

The director or an immediate family member is, or has been in the past three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or has served on that company’s compensation committee.

✓

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, HP for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

✓	The director is affiliated with a charitable organization that receives significant contributions from HP.
✓	The director has a personal services contract with HP or an executive officer of HP.

For these purposes, an “immediate family member” includes a director’s spouse, parents, step-parents, children, step-children, siblings, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, and any person (other than tenants or employees) who shares the director’s home.

In determining independence, the Board reviews whether directors have any material relationship with HP. An independent director must not have any material relationship with HP, either directly or as a partner, stockholder or officer of an organization that has a relationship with HP, nor any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In assessing the materiality of a director’s relationship to HP, the Board considers all relevant facts and circumstances, including consideration of the issues from the director’s standpoint and from the perspective of the persons or organizations with which the director has an affiliation, and is guided by the standards set forth above.

In making its independence determinations, the Board considered transactions occurring since the beginning of fiscal 2013 between HP and entities associated with the independent directors or their immediate family members. In addition to the transactions described below under “—Fiscal 2015 Related Person Transactions,” if any, the Board’s independence determinations included consideration of the following transactions:

Current and Former Directors

•	During fiscal 2013, Mr. Banerji was an executive officer of a company with which HP entered into transactions for the purchase and sale of goods and services in the ordinary course of its business during the past three fiscal years. The amount that HP paid in each of the last three fiscal years to the company, and the amount received in each fiscal year by HP from the company, did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.

•	Mr. Kleinfeld is the Chairman and Chief Executive Officer of Alcoa Inc. HP has entered into transactions for the purchase and sale of goods and services in the ordinary course of its business during the past three fiscal years with Alcoa Inc. The amount that HP paid in each of the last three fiscal years to Alcoa Inc., and the amount received in each fiscal year by HP from Alcoa Inc., did not, in any of the previous three fiscal years exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.

•	Mr. Skinner has served as Executive Chairman of Walgreens Boots Alliance, Inc. since January 2015. HP has entered into transactions for the purchase and sale of goods and services in the ordinary course of its business during the past three fiscal years with Walgreen Co., which merged with Alliance Boots to form Walgreens Boots Alliance, Inc. The amount that HP paid in each of the last three fiscal years to Walgreen Co., and the amount received in each fiscal year by HP from Walgreen Co., did not, in any of the previous three fiscal years exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.

•	Mr. Bass has served as President and Chief Executive Officer of Autodesk, Inc. since May 2006. HP has entered into transactions for the purchase and sale of goods and services in the ordinary course of its business during the past three fiscal years with Autodesk, Inc. The amount that HP paid in each of the last three fiscal years to Autodesk, Inc., and the amount received in each fiscal year by HP from Autodesk, Inc., did not, in any of the previous three fiscal years exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.

•	Mr. Bergh has served as President, Chief Executive Officer and a Director of Levi Strauss & Co., since September 2011. HP has entered into transactions for the purchase and sale of goods and services in the ordinary course of its business during the past three fiscal years with Levi Strauss & Co. The amount that HP paid in each of the last three fiscal years to Levi Strauss & Co., and the amount received in each fiscal year by HP from Levi Strauss & Co., did not, in any of the previous three fiscal years exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.

•	Each of Mr. Andreessen, Mr. Banerji, Mr. Bennett, Mr. Gupta, Mr. Kleinfeld, Mr. Reiner and Ms. Russo, or one of their immediate family members, is a non-employee director, trustee or advisory board member of another company that did business with HP at some time during the past three fiscal years. These business relationships were as a supplier or purchaser of goods or services in the ordinary course of business.

•	Each of Mr. Andreessen and Mr. Banerji, or one of their immediate family members, serves or has served as a non-employee director, trustee or advisory board member for one or more charitable institutions to which HP has made charitable contributions during the previous three fiscal years. Contributions by HP (including employee-matching contributions and discretionary contributions by HP) to each charitable institution other than Stanford Hospital and Clinics did not exceed $100,000 in any of the previous three fiscal years. Since the beginning of fiscal 2013, contributions by HP (including employee-matching contributions and discretionary contributions by HP) to Stanford Hospital and Clinics totaled approximately $13,620,000.

As a result of this review, the Board has determined the transactions described above and below under “—Fiscal 2015 Related Person Transactions,” if any, would not interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has also determined that, with the exception of Messrs. Lane and Weisler and Ms. Livermore and Ms. Whitman, (i) each of the current non-employee directors, including Ms. Alvarez, Mr. Banerji, Mr. Bass, Mr. Bennett, Mr. Bergh, Ms. Brown-Philpot, Ms. Burns, Ms. Citrino, Mr. Gupta, Mr. Mobley and Mr. Suresh and (ii) each of the former non-employee directors, who served during any portion of fiscal 2015, including Mr. Andreessen, Mr. Kleinfeld, Mr. Ozzie, Mr. Reiner, Ms. Russo, Mr. Skinner, and each of the members of the Audit Committee, the HRC Committee and the NGSR Committee, has (or had) no material relationship with HP (either directly or as a partner, stockholder or officer of an organization that has a relationship with HP) and is independent within the meaning of NYSE and our director independence standards. The Board has determined that:

•	Mr. Weisler is not independent because of his status as our current President and CEO.

•	Ms. Whitman is not independent because of her status as our former President and CEO.

•	Mr. Lane (our former director) was not independent because of his former role as executive Chairman of the Board.

•	Ms. Livermore (our former director) was not independent because she was an employee of HP and was an executive officer of HP within the last five fiscal years.

Board Leadership Structure

In connection with the separation of Hewlett-Packard Company into two companies, our Board has reevaluated the Board’s leadership structure and determined that it would be in the best interests of the Company and its stockholders to separate the Chairman of the Board and Chief Executive Officer roles. Our Board believes that a non-executive Chairman who intimately knows and understands our business working in tandem with a Lead Independent Director who has strong, well defined duties, gives our Board a strong leadership and corporate governance structure that best serves the needs of HP and its stockholders. Therefore, the Board is currently led by Hewlett-Packard Company’s former Chief Executive Officer, Margaret C. Whitman as the Chairman of the Board. Because Ms. Whitman is not independent due to her serving as Hewlett-Packard Company’s Chief Executive Officer, the independent directors of the Board have appointed Rajiv L. Gupta to serve as our Lead Independent Director of the Board. The Board believes that appointment of a Lead Independent Director ensures that HP benefits from effective oversight by its independent directors.

Our non-executive Chairman and Lead Independent Director have the following responsibilities, as detailed in the Board’s Corporate Governance Guidelines:

Duties & Responsibilities

Non-Executive Chairman	Lead Independent Director
• oversees the planning of the annual Board of Directors calendar	• presides at all meetings of the Board of Directors at which the Chairman is not present

•   in consultation with the CEO, the Lead Independent Director and the other directors, schedules and sets the agenda for meetings of the Board of Directors and chairs and leads the discussion at such meetings

• has the authority to call meetings of the independent directors and schedules, sets the agenda for and presides at executive sessions of the independent directors
• chairs HP’s annual meetings of stockholders	• serves as a liaison between the Chairman and the independent directors
• is available in appropriate circumstances to speak on behalf of the Board of Directors	• approves information sent to the Board of Directors
• provides guidance and oversight to management	• approves Board of Directors meeting agendas and schedules to assure that there is sufficient time to cover all agenda items
• helps with the formulation and implementation of HP’s strategic plan	• assists the Chairs of the Board committees in preparing agendas for the respective committee meetings
• serves as the Board liaison to management	• is available for consultation and direct communication with major stockholders upon request
• work with the HR and Compensation Committee to coordinate the annual performance evaluation of the CEO
• work with the NGSR Committee to oversee the Board of Directors and committee evaluations and recommend changes to improve the Board of Directors, the committees and individual director effectiveness
• perform such other functions and responsibilities as set forth in the Corporate Governance Guidelines or as requested by the Board of Directors from time to time

Board Risk Oversight

The Board, with the assistance of committees of the Board as discussed below, reviews and oversees our enterprise risk management (“ERM”) program, which is an enterprise-wide program designed to enable effective and efficient identification of, and management visibility into, critical enterprise risks and to facilitate the incorporation of risk considerations into decision making. The ERM program was established to clearly define risk management roles and responsibilities, bring together senior management to discuss risk, promote visibility and constructive dialogue around risk at the senior management and Board levels and facilitate appropriate risk response strategies. Under the ERM program, management develops a holistic portfolio of our enterprise risks by facilitating business and function risk assessments, performing targeted risk assessments and incorporating information regarding specific categories of risk gathered from various internal HP organizations. Management then develops risk response plans for risks categorized as needing management focus and response and monitors other identified risk focus areas. Management provides regular reports on the risk portfolio and risk response efforts to senior management and to the Audit Committee.

The Board oversees management’s implementation of the ERM program, including reviewing our enterprise risk portfolio and evaluating management’s approach to addressing identified risks. Various Board committees also have responsibilities for oversight of risk management that supplement the ERM program as follows:

BOARD:

✓ Stays Informed of Our Risk Profile

✓ Considers Risk In Connection with Strategic Planning and Other Matters

Audit	Finance, Investment and Technology	HR and Compensation		Nominating, Governance and Social Responsibility
✓ Risk oversight	✓ Financial risks	✓ Compensation risks and practices	✓	Risks associated with governance structure and processes

Board Committees and Committee Composition

As of the date of this proxy statement, the Board has 13 directors and the following four standing committees: (1) Audit Committee; (2) Finance, Investment and Technology Committee; (3) HRC Committee; and (4) NGSR Committee. The current committee membership and the function of each of these standing committees are described below. Each of the standing committees operates under a written charter adopted by the Board. All of the committee charters are available on our website at www.hp.com/investor/board_charters. The Board and each of the committees have the authority to retain, terminate and receive appropriate funding for outside advisors as the Board and/or each committee deems necessary.

Current Committees Memberships*
Name	Audit	Finance, Investment and Technology Committee	HR and Compensation	Nominating, Governance and Social Responsibility
Independent Directors
Aida M. Alvarez
Shumeet Banerji
Carl Bass
Robert R. Bennett
Charles V. Bergh
Stacy Brown-Philpot
Stephanie A. Burns
Mary Anne Citrino
Rajiv L. Gupta
Stacey Mobley
Subra Suresh
Other Directors
Dion J. Weisler
Margaret C. Whitman

*	Committee memberships

 — Member

 — Chairperson

 — Audit Committee “financial expert”

During fiscal 2015 and prior to Hewlett-Packard Company’s separation into two companies, the Board held 16 meetings, seven of which included executive sessions. Each incumbent director serving during fiscal 2015 attended at least 75% of the aggregate of all Board and applicable committee meetings held during the period that he or she served as a director. During fiscal 2015, we had the following five standing committees, which held the number of meetings indicated in parenthesis during fiscal 2015: Audit Committee (15); Finance and Investment Committee (11); Technology Committee (8); HRC Committee (10); and NGSR Committee (16).

Directors are encouraged to participate in our annual meeting of stockholders. At our last annual meeting on March 18, 2015, 11 of our then-current directors attended the meeting.

Audit Committee

We have an Audit Committee established in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee represents and assists the Board in fulfilling its responsibilities for overseeing our financial reporting processes and the audit of our financial statements. Specific duties and responsibilities of the Audit Committee include, among other things:

Independent Registered Public Accounting Firm	✓	appointing, overseeing the work of, evaluating and compensating the independent registered public accounting firm;
	✓	discussing with the public accounting firm relationships with HP and its independence;
	✓	overseeing the rotation of the independent registered public accounting firm’s lead audit and concurring partners at least once every five years and the rotation of other audit partners at least once every seven years in accordance with SEC regulations; and
	✓	determining whether to retain or, if appropriate, terminate the independent registered public accounting firm.
Audit and Non-Audit Services; Financial Statements; Audit Report	✓	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;
	✓	preparing the Audit Committee report for inclusion in the annual proxy statement; and
	✓	overseeing our financial reporting processes and the audit of our financial statements, including the integrity of our financial statements.
Disclosure Controls; Internal Controls & Procedures; Legal Compliance	✓	reviewing our disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; and
	✓	overseeing compliance with legal and regulatory requirements.
Risk Oversight	✓	reviewing risks facing HP and management’s approach to addressing these risks, including significant risks or exposures relating to litigation and other proceedings and regulatory matters that may have a significant impact on our financial statements; and
	✓	discussing policies with respect to risk assessment and risk management and overseeing our compliance programs with respect to legal and regulatory requirements.
Related Party Transactions	✓	overseeing relevant related party transactions governed by applicable accounting standards (other than related-person transactions addressed by the NGSR committee).
Annual Review/Evaluation	✓	annually reviewing the Committee’s charter and performance.

The Board determined that each of Ms. Citrino, chair of the Audit Committee and each of other Audit Committee members (Mr. Bennett, Ms. Brown-Philpot, Ms. Burns and Mr. Suresh) is independent within the meaning of the New York Stock Exchange (“NYSE”) and SEC standards of independence for directors and audit committee members and has satisfied the NYSE financial literacy requirements. The Board also determined that each of Mr. Bennett, Ms. Burns, Ms. Citrino and Mr. Suresh is an “audit committee financial expert” as defined by the SEC rules.

The Board has also determined that each of Mr. Gupta, who served as chair of the Audit Committee during fiscal 2015, and each of Mr. Banerji and Mr. Skinner, who served as Audit Committee members during fiscal 2015, was independent within the meaning of the New York Stock Exchange (“NYSE”) and SEC standards of independence for directors and audit committee members and has satisfied the NYSE financial literacy requirements. The Board also determined that each of them was an “audit committee financial expert” during fiscal 2015 as defined by the SEC rules.

The report of the Audit Committee is included on page 87.

Finance, Investment and Technology Committee

The Finance and Investment Committee provides oversight to the finance and investment functions of HP. The Finance and Investment Committee’s responsibilities and duties include, among other things:

Treasury Matters	✓

reviewing or overseeing significant treasury matters such as capital structure and allocation strategy, derivative policy, global liquidity, fixed income investments, borrowings, currency exposure, dividend policy, share issuances and repurchases, and capital spending.

M&A Transactions & Strategic Alliances	✓	assisting the Board in evaluating investment, acquisition, enterprise services, joint venture and divestiture transactions in which we engage as part of our business strategy from time to time and reporting and making recommendations to the Board as to scope, direction, quality, investment levels and execution of such transactions;
	✓	evaluating and revising our approval policies with respect to such transactions;
	✓	overseeing our integration planning and execution and the financial results of such transactions after integration;
	✓	evaluating the execution, financial results and integration of our completed transactions; and
	✓	overseeing and approving our strategic alliances.
Capitalization; Debt & Obligations; Swaps	✓	reviewing our financial services’ capitalization and operations, including residual and credit management, risk concentration, and return on invested capital;
	✓	overseeing our loans and loan guarantees of third-party debt and obligations; and
	✓	annually reviewing and approving certain swaps and other derivative transactions.
Technology Strategies & Guidance	✓	making recommendations to the Board as to scope, direction, quality, investment levels and execution of our technology strategies;
	✓	overseeing the execution of technology strategies formulated by management; and
✓

providing guidance on technology as it may pertain to, among other things, market entry and exit, investments, mergers, acquisitions and divestitures, new business divisions and spin-offs, research and development investments, and key competitor and partnership strategies.

Nominating, Governance and Social Responsibility Committee

The NGSR Committee oversees, and represents and assists the Board (and management, as applicable) in fulfilling its responsibilities relating to, our corporate governance, director nominations and elections, HP’s policies and programs relating to global citizenship and other legal, regulatory and compliance matters relating to current and emerging political, environmental, global citizenship and public policy trends. Specific duties and responsibilities of the NGSR Committee include, among other things:

Board Matters	✓	developing and recommending to the Board the criteria for identifying and evaluating director candidates and periodically reviewing these criteria;
	✓	identifying and recommending candidates to be nominated for election as directors at our annual meeting, consistent with criteria approved by the Board;
	✓	annually assessing the size, structure, functioning and composition of the Board and recommending assignments of directors to Board committees and chairs of Board committees;
	✓	identifying and recruiting new directors, establishing procedures for the consideration of director candidates recommended by stockholders and considering candidates proposed by stockholders;
	✓	assessing the qualifications, contributions and independence of directors in determining whether to recommend them for election or reelection to the Board; and
✓

periodically reviewing the Board’s leadership structure, recommending changes to the Board as appropriate, and making a recommendation to the independent directors regarding the appointment of the Lead Independent Director.

HP Governing Documents & Corporate Governance Guidelines & Other Policies	✓	developing and regularly reviewing corporate governance principles, including our Corporate Governance Guidelines;
	✓	reviewing proposed changes to our Certificate of Incorporation, Bylaws and Board committee charters; and
✓

establishing policies and procedures for the review and approval of related-person transactions and conflicts of interest, including the reviewing and approving all potential “related-person transactions” as defined under SEC rules.

Stockholder Rights	✓	assessing and making recommendations regarding stockholder rights plans or other stockholder protections, as appropriate; and
	✓	reviewing stockholder proposals and recommending Board responses.
Public Policy Trends & Issues	✓	identifying, evaluating and monitoring social, political and environmental trends, issues, concerns, legislative proposals and regulatory developments that could significantly affect the public affairs of HP; and
✓

reviewing, assessing, reporting and providing guidance to management and the full Board relating to activities, policies and programs with respect to public policy matters and policies and programs relating to global citizenship, as applicable.

Annual Review/Evaluation	✓	annually reviewing the Committee’s charter and performance;
	✓	overseeing the annual self-evaluation of the Board and its committees; and
	✓	overseeing the annual evaluation of the CEO in conjunction with the HRC Committee and, with input from all Board members and the HRC Committee’s evaluation of senior management.

The Board determined that each of Mr. Banerji, who currently serves as chair of the NGSR Committee, Mr. Bergh, Mr. Gupta, Mr. Mobley and Ms. Brown-Philpot (who are the current NGSR Committee members) is independent within the meaning of the NYSE director independence standards. The Board also determined that each of Mr. Reiner, who served as chair of the NGSR Committee during fiscal 2015, Mr. Kleinfeld and Mr. Russo (who were NGSR Committee members during fiscal 2015 ) was independent within the meaning of the NYSE director independence standards.

HR and Compensation Committee

The HRC Committee discharges the Board’s responsibilities relating to the compensation of our executives and directors and provides general oversight of our compensation structure, including our equity compensation plans and benefits programs. Specific duties and responsibilities of the HRC Committee include, among other things:

Executive Compensation, Stock Ownership and Performance Reviews	✓	recommending all elements of the CEO’s compensation to the independent members of the Board;
	✓	reviewing and approving objectives relevant to other executive officer compensation and evaluating performance and determining the compensation of other executive officers in accordance with those objectives;
	✓	approving severance arrangements and other applicable agreements and policies for executive officers; and
	✓	adopting and monitoring compliance with stock ownership guidelines and policies for executive officers.
Equity Compensation Plans, Incentive Plans and Other Employee Benefit Plans	✓	overseeing non-equity-based benefit plans and approving any changes to such plans involving a material financial commitment by HP; and
✓

monitoring the effectiveness of non-equity based benefit plan offerings, including but not limited to non-qualified deferred compensation, fringe benefits and any perquisites, in particular those pertaining to Section 16 Officers, and approving any material new employee benefit plan or change to an existing plan that creates a material financial commitment by HP.

Director Compensation & Stock Ownership	✓	establishing compensation policies and practices for service on the Board and its committees, including annually reviewing the appropriate level of director compensation and recommending to the Board any changes to that compensation; and
	✓	adopting and monitoring compliance with stock ownership guidelines and policies for directors.
Executive Succession Planning & Leadership Development	✓	reviewing senior management selection and overseeing succession planning, including reviewing the leadership development process.

Compensation Consultants	✓	assessing the independence of all advisors (whether retained by the Committee or management) that provide advice to the Committee, in accordance with applicable listing standards; and
	✓	annually assessing whether the work of compensation consultants has raised any conflict of interest.
Risk Assessment; Other Disclosure	✓	overseeing, approving, and evaluating HP’s overall human resources and compensation structure, policies and programs, and assessing whether these establish appropriate incentives and leadership development opportunities for management and other employees, and confirming they do not encourage risk taking that is reasonably likely to have a material adverse effect on HP;
	✓	reviewing and discussing with management the Compensation Discussion and Analysis and performing other reviews and analyses and making additional disclosures as required of compensation committees by the rules of the SEC or applicable exchange listing requirements; and
✓

reviewing the results of stockholder advisory votes on HP’s executive compensation program and recommending to the Board or the Nominating, Governance and Social Responsibility Committee how to respond to such votes.

Annual Review/Evaluation	✓	annually evaluating Committee’s performance and its charter.

The Board determined that each of Mr. Gupta, who currently serves as chair of the HRC Committee, Mr. Bass, Mr. Bergh and Mr. Mobley (who are current HRC Committee members) is independent within the meaning of the NYSE standards of independence for directors and compensation committee members. The Board also determined that each of Ms. Russo, who served as chair of the HRC Committee during fiscal 2015, and each of the HRC Committee members during fiscal 2015 (Mr. Gupta and Mr. Skinner) was independent within the meaning of the NYSE standards of independence for directors and compensation committee members.

Compensation Committee Interlocks and Insider Participation

Ms. Russo and Messrs. Gupta and Skinner served on our HRC Committee during fiscal 2015. No person who served as a member of the HRC Committee during fiscal 2015 was or is an officer or employee of HP. During fiscal 2015, none of our executive officers served on the board of directors or on the compensation committee of any other entity, any officers of which served either on our Board or on our HRC Committee.

Compensation Risk Assessment

During fiscal 2015, we undertook a review of our material compensation processes, policies and programs for all employees and determined that our compensation programs and practices are not reasonably likely to have a material adverse effect on HP. In conducting this assessment, we reviewed our compensation risk infrastructure, including our material plans, our risk control systems and governance structure, the design and oversight of our compensation programs and the developments, improvements and other changes made to those programs since fiscal 2014, and presented a summary of the findings to the HRC Committee. Overall, we believe that our programs contain an appropriate balance of fixed and variable features and short- and long-term incentives, as well as complementary metrics and reasonable, performance-based goals with linear payout curves under most plans. We believe that these factors, combined with effective Board and management oversight, operate to mitigate risk and reduce the likelihood of employees engaging in excessive risk-taking behavior with respect to the compensation-related aspects of their jobs.

Executive Sessions

During fiscal 2015, the directors met in executive session seven times of which at least one included an additional executive session of only the independent directors. As lead independent director, Ms. Russo scheduled and chaired each executive session held during fiscal 2015. Any independent director may request that an additional executive session be scheduled.

Communications with the Board

Individuals may communicate with the Board by contacting:

Secretary to the Board of Directors

1501 Page Mill Road

Palo Alto, California 94304

e-mail: bod@hp.com

All directors have access to this correspondence. In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board and posts communications to the full Board or to individual directors, as appropriate. Our independent directors have requested that certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, not be posted.

Communications that are intended specifically for the Chairman of the Board, the Lead Independent Director, other independent directors or the non-employee directors should be sent to the e-mail address or street address noted above, to the attention of the Chairman of the Board.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed, and as a matter of good corporate governance, is requesting ratification by the stockholders of Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending October 31, 2016. During fiscal 2015, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain other audit-related and tax services. See “Principal Accounting Fees and Services” and “Report of the Audit Committee of the Board of Directors” below. Representatives of Ernst & Young LLP are expected to participate in the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2016 fiscal year requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted at the annual meeting. If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm.

Recommendation of the Board of Directors

Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2016 fiscal year.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with SEC rules, our stockholders are being asked to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement.

Our Board and the HRC Committee are committed to excellence in corporate governance and to executive compensation programs that align the interests of our executives with those of our stockholders. To fulfill this mission, we have a pay-for-performance philosophy that forms the foundation for decisions regarding compensation. Our compensation programs have been structured to balance near-term results with long-term success, and enable us to attract, retain, focus, and reward our executive team for delivering stockholder value. Please refer to “Executive Compensation—Compensation Discussion and Analysis—Executive Summary” for an overview of the compensation of our named executive officers.

Our Board and the HRC Committee believe that we have created a compensation program that is tied to performance, aligns with stockholder interests and merits stockholder support. Accordingly, we are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion following the compensation tables.

Although this vote is non-binding, the Board and the HRC Committee value the views of our stockholders and will review the voting results. If there are significant negative votes, we will take steps to understand those concerns that influenced the vote, and consider them in making future decisions about executive compensation. We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote at our 2017 annual meeting of stockholders.

Vote Required

The affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting is required for advisory approval of this proposal.

Recommendation of the Board of Directors

Our Board recommends a vote FOR the approval of the compensation of our named executive officers, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion following such compensation tables, and the other related disclosures in this proxy statement.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING

The Board is proposing, for approval by our stockholders, an amendment to HP Inc.’s Certificate of Incorporation to eliminate cumulative voting in director elections.

Summary of Amendment

Under Delaware law, stockholders do not have the right to vote their shares cumulatively in any election of directors unless a company’s certificate of incorporation provides otherwise. Article VII of our Certificate of Incorporation currently expressly authorizes cumulative voting in all director elections. Cumulative voting enables a stockholder to concentrate his or her voting power by allocating to one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that stockholder, or to distribute those votes among two or more candidates. Consequently, a stockholder or group of stockholders holding a relatively small number of shares may be able to elect one or more directors by cumulating votes.

As amended, Article VII would eliminate cumulative voting in all elections of directors. The text of Article VII, as proposed to be amended, would read as follows (additions are indicated by underlining and deletions are indicated by strikeouts):

ARTICLE VII

~~At the election of directors of the Corporation, each~~ No holder of stock of any class or series shall be entitled to cumulative voting rights as to ~~the~~ any election of directors of the Corporation ~~to be elected by each class or series in accordance with the provisions of Section 2.14 of the General Corporation Law of the State of Delaware~~.

Reasons for Amendment

The Board has determined that it is in the best interests of HP Inc. and its stockholders to eliminate cumulative voting in all director elections for the following reasons:

•	Annual Elections. Coupled with the annual election of directors, cumulative voting increases the chances that a minority stockholder could take disruptive actions in opposition to the wishes of the holders of a majority of the shares voting.

•	Majority Voting. The Board has determined that cumulative voting is incompatible, and fundamentally at odds, with a majority vote standard because it allows relatively small stockholders to elect directors who are not supported by a majority of the Company’s stockholder base. The Company and the Board believe that each director should represent the interests of all stockholders rather than the interests of a minority stockholder or a special constituency and that cumulative voting could lead to directors having improper incentives.

•	Proxy Access. When combined with the proxy access right which our stockholders have under our Bylaws, cumulative voting could produce adverse consequences. Cumulative voting increases the risk that minority stockholders with a small economic interest in the company could take advantage of the proxy access right to elect directors who are unsupported by a large percentage of the stockholders. Minority stockholders with special interests and goals inconsistent with those of the majority of stockholders could use the proxy access right coupled with cumulative voting to elect a director whose interests are in accord with the minority group responsible for his or her election, rather than with HP Inc. and all of its stockholders. The election of such directors could result in partisanship and discord on the Board and may impair the ability of the Board to act in the best interests of HP Inc. and all of its stockholders.

•	Prevailing Practice. A system of one vote per share for each nominee is the prevailing election standard among large U.S. public companies, favored by a substantial majority of the companies in the S&P 500 and the Fortune 500. Very few publicly-traded companies continue to provide for cumulative voting in their governing documents.

Accordingly, the Board views this Proposal No. 4 as an appropriate balancing measure in light of the annual elections of HP Inc.’s directors, the majority voting standard and proxy access provisions included in HP Inc.’s Bylaws. On February 18, 2016, the Board adopted a resolution approving and declaring advisable the proposed amendment to the Certificate of Incorporation and recommending that stockholders also approve the proposed amendment. If stockholders approve this Proposal No. 4, the amendment to the Certificate of Incorporation will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval.

Vote Required

Approval of the amendment to the Certificate of Incorporation to eliminate cumulative voting requires the affirmative vote of a majority of the outstanding shares of HP Inc. common stock entitled to be voted on the proposal at the annual meeting.

Recommendation of the Board of Directors

Our Board recommends a vote FOR approval of the amendment to the Certificate of Incorporation.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Employee directors do not receive any separate compensation for their Board activities. Non-employee director compensation is determined annually by the Board acting on the recommendation of the HRC Committee. In formulating its recommendation, the HRC Committee considers market data for our peer group and input from the third-party compensation consultant retained by the HRC Committee regarding market practices for director compensation. In fiscal 2015, non-employee directors received the compensation described below.

Each non-employee director serving during fiscal 2015 was entitled to receive an annual cash retainer of $100,000. Non-employee directors may elect to defer up to 50% of their annual cash retainer. In lieu of the annual cash retainer, non-employee directors may elect to receive an equivalent value of equity either entirely in restricted stock units (“RSUs”) or in equal values of RSUs and stock options.

Each non-employee director also received an annual equity retainer of $175,000 for service during fiscal 2015. Under special circumstances, the annual equity retainer may be paid in cash. No annual equity retainer was paid in cash during fiscal 2015. Typically, the annual equity retainer is paid at the election of the director either entirely in RSUs or in equal values of RSUs and stock options. The number of shares subject to the RSU awards is determined based on the fair market value of our stock on the grant date, and the number of shares subject to the stock option awards is determined as of the grant date based on a Black-Scholes-Merton option pricing formula. Non-employee directors are entitled to receive dividend equivalent units with respect to RSUs, but not stock options. RSUs and stock options generally vest after one year from the date of grant. In addition, non-employee directors may elect to defer the settlement of all or a portion of any RSUs received in lieu of the annual cash retainer as part of the director compensation program; however, non-employee directors may not defer the settlement of any stock options received.

In fiscal 2015, the Board approved an annual retainer for the lead independent director in the amount of $35,000. In addition to the annual cash and equity retainers, the lead independent director and non-employee directors who served as chairs of standing committees during fiscal 2015 received a retainer for such service. The Board also approved annual chair retainers as follows:

•	$25,000 for the Audit Committee Chair;

•	$20,000 for the HRC Committee Chair; and

•	$15,000 for other Board committees.

Each non-employee director also receives $2,000 for Board meetings attended in excess of ten meetings per Board term (which begins in March and ends the following February), and $2,000 for each committee meeting attended in excess of a total of ten meetings of each committee per Board term.

Non-employee directors are reimbursed for their expenses in connection with attending Board meetings (including expenses related to spouses when spouses are invited to attend Board events), and non-employee directors may use the company aircraft for travel to and from Board meetings and other company events. Each non-employee director also is eligible to participate in the product matching portion of the HP Employee Giving Program under which each non-employee director may contribute up to $100,000 worth of our products each year to a qualified charity by paying 25% of the list price of those products, with HP contributing the remaining cost.

Fiscal 2015 Director Compensation

The following table provides information on compensation for directors who served during fiscal 2015:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Marc L. Andreessen	22,990	274,998	—	49,780	347,768
Shumeet Banerji	4,000	274,998	—	—	278,998
Robert R. Bennett	132,990	175,002	—	—	307,992
Rajiv L. Gupta	142,983	87,501	87,502	24,601	342,587
Klaus Kleinfeld	43,219	137,516	137,500	—	318,235
Raymond J. Lane	10,000	274,998	—	—	284,998
Ann M. Livermore(4)	—	—	—	—	—
Raymond E. Ozzie	110,000	175,002	—	—	285,002
Gary M. Reiner	30,990	137,516	137,500	—	306,005
Patricia F. Russo	170,962	175,002	—	—	345,963
James A. Skinner	18,000	137,516	137,500		293,015
Margaret C. Whitman(5)	—	—	—	—	—

(1)	For purposes of determining director compensation, the term of office for directors begins in March and ends the following February, which does not coincide with our November through October fiscal year. Cash amounts included in the table above represent the portion of the annual retainers, committee chair fees, Lead Independent Director fees, non-executive Chairman of the Board fees and additional meeting fees earned with respect to service during fiscal 2015. See “Additional Information about Fees Earned or Paid in Cash in Fiscal 2015” below.

(2)	Represents the grant date fair value of stock options and stock awards granted in fiscal 2015 calculated in accordance with applicable accounting standards relating to share-based payment awards. For awards of RSUs, that amount is calculated by multiplying the closing price of HP’s stock on the date of grant by the number of units awarded. For option awards, that amount is calculated by multiplying the Black-Scholes-Merton value determined as of the date of grant by the number of options awarded. For information on the assumptions used to calculate the value of the stock awards, refer to Note 5 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2015, as filed with the SEC on December 16, 2015. See “Additional Information about Non-Employee Director Equity Awards” below.

(3)	Amounts in this column represent the cost to HP of product donations made on behalf of non-employee directors.

(4)	Ms. Livermore was an employee of HP during fiscal 2015 and in that capacity performed various tasks and worked on special projects, including acting as an advisor and providing executive support to the CEO. Accordingly, Ms. Livermore did not receive any separate compensation for her Board service. However, Ms. Livermore was paid $850,033 in base salary, received bonuses totaling $1,062,500, received an increase in actuarial value of pension benefits during fiscal 2015 of $275,697 and received other compensation totaling $43,969 with respect to her employment with HP during fiscal 2015. Ms. Livermore also participated in HP’s benefit programs during fiscal 2015.

(5)	Ms. Whitman served as President and CEO of HP throughout fiscal 2015. Accordingly, she did not receive any compensation for her Board service.

Additional Information about Fees Earned or Paid in Cash in Fiscal 2015

The following table provides additional information about fees earned or paid in cash to non-employee directors in fiscal 2015:

Name	Annual Retainers(1) ($)	Committee Chair/ Lead Independent Director Fees(2) ($)	Additional Meeting Fees(3) ($)	Total ($)
Marc L. Andreessen	—	14,990	8,000	22,990
Shumeet Banerji	—	—	4,000	4,000
Robert R. Bennett	100,000	14,990	18,000	132,990
Rajiv L. Gupta	100,000	24,983	18,000	142,983
Klaus Kleinfeld	33,219	—	10,000	43,219
Raymond J. Lane	—	—	10,000	10,000
Raymond E. Ozzie	100,000	—	10,000	110,000
Gary M. Reiner	—	14,990	16,000	30,990
Patricia F. Russo	100,000	54,962	16,000	170,962
James A. Skinner	—	—	18,000	18,000

(1)	The term of office for directors begins in March and ends the following February, which does not coincide with HP’s November through October fiscal year. The dollar amounts shown include cash annual retainers earned for service during the last four months of the March 2014 through February 2015 Board term and cash annual retainers earned for service during the first eight months of the March 2015 through February 2016 Board term.

(2)	Committee chair fees are calculated based on service during each Board term. The dollar amounts shown include such fees earned for service during the last four months of the March 2014 through February 2015 Board term and fees earned for service during the first eight months of the March 2015 through February 2016 Board term.

(3)	Additional meeting fees are calculated based on the number of designated Board meetings and the number of committee meetings attended during each Board term. The dollar amounts shown include additional meeting fees earned for meetings attended during the last four months of the March 2014 through February 2015 Board term and additional meeting fees earned for meetings attended during the first eight months of the March 2015 through February 2016 Board term.

Additional Information about Non-Employee Director Equity Awards

The following table provides additional information about non-employee director equity awards, including the stock awards and option awards made to non-employee directors during fiscal 2015, the grant date fair value of each of those awards and the number of stock awards and option awards outstanding as of the end of fiscal 2015:

Name	Stock Awards Granted During Fiscal 2015 (#)	Option Awards Granted During Fiscal 2015 (#)	Grant Date Fair Value of Stock and Option Awards Granted During Fiscal 2015(1) ($)	Stock Awards Outstanding at Fiscal Year End(2) (#)	Option Awards Outstanding at Fiscal Year End (#)
Marc L. Andreessen	8,231	—	274,998	44,004	—
Shumeet Banerji	8,231	—	274,998	8,331	—
Robert R. Bennett	5,238	—	175,002	5,302	—
Rajiv L. Gupta	2,619	12,447	175,003	2,651	72,287
Klaus Kleinfeld	4,116	19,559	275,015	4,166	19,559
Raymond J. Lane	8,231	—	274,998	8,331	200,000
Raymond E. Ozzie	5,238	—	175,002	5,302	—
Gary M. Reiner	4,116	19,559	275,015	4,166	103,886
Patricia F. Russo	5,238	—	175,002	20,272	—
James A. Skinner	4,116	19,559	275,015	4,166	37,699

(1)	Represents the grant date fair value of stock and option awards granted in fiscal 2015 calculated in accordance with applicable accounting standards. For awards of RSUs, that number is calculated by multiplying the closing price of HP’s stock on the date of grant by the number of units awarded. For option awards, that amount is calculated by multiplying the Black-Scholes-Merton value determined as of the date of grant by the number of options awarded.

(2)	Includes dividend equivalent units paid with respect to outstanding awards of RSUs during fiscal 2015.

Non-Employee Director Stock Ownership Guidelines

Under our stock ownership guidelines, non-employee directors are required to accumulate within five years of election to the Board shares of HP’s stock equal in value to at least five times the amount of their annual cash retainer. Shares counted toward these guidelines include any shares held by the director directly or indirectly, including deferred vested awards.

All non-employee directors with more than five years of service have met our stock ownership guidelines and all non-employee directors with less than five years of service have either met or are on track to meet our stock ownership guidelines within the required time based on current trading prices of HP’s stock. See “Common Stock Ownership of Certain Beneficial Owners and Management.”

COMMON STOCK OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 31, 2015 concerning beneficial ownership by:

•	holders of more than 5% of HP’s outstanding shares of common stock;

•	our directors and nominees;

•	each of the named executive officers listed in the Summary Compensation Table on page 65; and

•	all of our directors and executive officers as a group.

The information provided in the table is based on our records, information filed with the SEC and information provided to HP, except where otherwise noted.

The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire as of February 29, 2016 (60 days after December 31, 2015) through the exercise of any stock options, through the vesting/settlement of RSUs payable in shares, or upon the exercise of other rights. Beneficial ownership excludes options or other rights vesting after February 29, 2016 and any RSUs vesting/settling, as applicable, on or before February 29, 2016 that may be payable in cash or shares at HP’s election. Unless otherwise indicated, each person has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

BENEFICIAL OWNERSHIP TABLE

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Dodge & Cox(1)	199,736,878	11.31%
BlackRock, Inc.(2)	100,332,640	5.68%
The Vanguard Group(3)	102,930,596	5.83%
Aida M. Alvarez	—	*
Shumeet Banerji	27,238	*
Carl Bass	—	*
Robert R. Bennett	9,844	*
Charles V. Bergh	—	*
Stacy Brown-Philpot	—	*
Stephanie A. Burns	—	*
Mary Anne Citrino	—	*
Rajiv L. Gupta(4)	235,136	*
Stacey Mobley	—	*
Subra Suresh	—	*
Margaret C. Whitman(5)	5,994,196	*
Dion J. Weisler(6)	680,732	*
Catherine A. Lesjak(7)	952,905	*
Tracy S. Keogh(8)	780,894	*
Antonio F. Neri	4,936	*
All current executive officers and directors as a group (20 persons)(9)	9,007,670	*

*	Represents holdings of less than 1% based on 1,766,399,930 shares of our common stock outstanding as of December 31, 2015.

(1)	Based on the most recently available Schedule 13G/A filed with the SEC on February 12, 2016 by Dodge & Cox. According to its Schedule 13G/A, Dodge & Cox reported having sole voting power over 192,337,969 shares, shared voting power over no shares, sole dispositive power over 199,736,878 shares and shared dispositive power over no shares. The securities reported on the Schedule 13G/A are beneficially owned by clients of Dodge & Cox, which clients may include investment companies registered under the Investment Company Act of 1940 and other managed accounts, and which clients have the right to receive or the power to direct the receipt of dividends from, and the proceeds from the sale of, HP’s stock. The Schedule 13G/A contained information as of December 31, 2015 and may not reflect current holdings of HP’s stock. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.

(2)	Based on the most recently available Schedule 13G/A filed with the SEC on January 26, 2016 by BlackRock, Inc. According to its Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 83,978,677 shares, shared voting power over 74,845 shares, sole dispositive power over 100,257,795 shares and shared dispositive power over 74,845 shares. The Schedule 13G/A contained information as of December 31, 2015 and may not reflect current holdings of HP’s stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(3)	Based on the most recently available Schedule 13G/A filed by the Vanguard Group on February 11, 2016. According to its Schedule 13G/A, the Vanguard Group reported having sole voting power over 3,332,060 shares, shared voting power over 183,500 shares, sole dispositive power over 99,379,160 shares, and shared dispositive power over 3,551,436 shares. The Schedule 13G/A contained information as of December 31, 2015 and may not reflect current holdings of HP’s stock. The address for the Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)	Includes 129,370 shares that Mr. Gupta has the right to acquire by exercise of stock options.

(5)	Includes 66 shares held by Ms. Whitman indirectly through a trust and 5,541,022 shares that Ms. Whitman has the right to acquire by exercise of stock options.

(6)	Includes 594,714 shares that Mr. Weisler has the right to acquire by exercise of stock options.

(7)	Includes 306 shares held by Ms. Lesjak’s spouse, 29,549 shares held by Ms. Lesjak jointly with Ms. Lesjak’s spouse and 842,077 shares that Ms. Lesjak has the right to acquire by exercise of stock options.

(8)	Includes 667,312 shares that Ms. Keogh has the right to acquire by exercise of stock options.

(9)	Includes 8,053,894 shares that current executive officers and directors have the right to acquire.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of HP’s stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto furnished to us and the written representations of our directors, executive officers and 10% stockholders, we believe that, during fiscal 2015, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

RELATED PERSON TRANSACTIONS POLICIES AND PROCEDURES

We have adopted a written policy for approval of transactions between us and our directors, director nominees, executive officers, beneficial owners of more than 5% of HP’s stock, and their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $100,000 in a single calendar year.

The policy provides that the NGSR Committee reviews certain transactions subject to the policy and decides whether or not to approve or ratify those transactions. In doing so, the NGSR Committee determines whether the transaction is in the best interests of HP. In making that determination, the NGSR Committee takes into account, among other factors it deems appropriate:

✓	the extent of the related person’s interest in the transaction;
✓	whether the transaction is on terms generally available to an unaffiliated third party under the same or similar circumstances;
✓	the benefits to HP;
✓

the impact or potential impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, 10% stockholder or executive officer;

✓	the availability of other sources for comparable products or services; and
✓	the terms of the transaction.

The NGSR Committee has delegated authority to the chair of the NGSR Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the chair is provided to the full NGSR Committee for its review at each of the NGSR Committee’s regularly scheduled meetings.

The NGSR Committee has adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

✓	compensation of executive officers that is excluded from reporting under SEC rules where the HRC Committee approved (or recommended that the Board approve) such compensation;
✓	director compensation;
✓

transactions with another company with a value that does not exceed the greater of $1 million or 2% of the other company’s annual revenues, where the related person has an interest only as an employee (other than executive officer), director or beneficial holder of less than 10% of the other company’s shares;

✓

transactions with another company with a value that does not exceed the greater of $1 million or 2% of the other company’s annual revenues, where the related person has an interest only as an employee (other than executive officer), director or beneficial holder of less than 10% of the other company’s shares;

✓

contributions to a charity in an amount that does not exceed $1 million or 2% of the charity’s annual receipts, where the related person has an interest only as an employee (other than executive officer) or director; and

✓	transactions where all stockholders receive proportional benefits.

A summary of new transactions covered by the standing pre-approvals relating to other companies (as described above) is provided to the NGSR Committee for its review in connection with that committee’s regularly scheduled meetings.

Fiscal 2015 Related Person Transactions

We enter into commercial transactions with many entities for which our executive officers or directors serve as directors and/or executive officers in the ordinary course of our business. All of those transactions were pre-approved transactions as defined above, except for transactions with Alcoa Inc., which were ratified by the NGSR Committee. Mr. Kleinfeld was Chairman and Chief Executive Officer of Alcoa Inc. during fiscal 2015. HP considers these transactions to have been at arm’s-length and does not believe that Mr. Kleinfeld had a material direct or indirect interest in any of such commercial transactions.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

As discussed elsewhere in this proxy statement, effective November 1, 2015, Hewlett-Packard Company separated into two independent, publicly traded companies: HP Inc., which comprises now former Hewlett-Packard Company’s printing and personal systems businesses and Hewlett Packard Enterprise, which comprises now former Hewlett-Packard Company’s enterprise technology infrastructure, software, services and financing businesses. Accordingly, references to “HP” and the “company” in this proxy statement refer to Hewlett-Packard Company with respect to events occurring on or prior to October 31, 2015 and to HP Inc. with respect to events occurring after October 31, 2015. Similarly, references to “Board” and “HRC Committee” in this proxy statement refer to Hewlett-Packard Company’s Board of Directors or Hewlett-Packard Company’s HR and Compensation Committee with respect to actions taken on or prior to October 31, 2015 and to the HP Inc. Board and HP Inc. HRC Committee with respect to actions taken after October 31, 2015.

This Compensation Discussion and Analysis contains a description of our executive compensation philosophy and programs, the compensation decisions the HP HRC Committee has made under those programs, and the considerations in making those decisions. Our NEOs for fiscal 2015, and their designated titles at HP Inc. or Hewlett Packard Enterprise, as applicable, following the separation, are as follows:

•	Margaret C. Whitman, President and CEO of Hewlett Packard Enterprise. Prior to the separation, Ms. Whitman served as Chairman of the Board, President and CEO of HP;

•	Catherine A. Lesjak, Chief Financial Officer of HP Inc. Prior to the separation, Ms. Lesjak served as Executive Vice President and Chief Financial Officer of HP;

•	Dion J. Weisler, President and CEO of HP Inc. Prior to the separation, Mr. Weisler served as Executive Vice President, Printing and Personal Systems Group of HP;

•	Antonio F. Neri, Executive Vice President and General Manager of Enterprise Group of Hewlett Packard Enterprise. Prior to the separation, Mr. Neri served as Executive Vice President and General Manager, Enterprise Group of HP; and

•	Tracy S. Keogh, Chief Human Resources Officer of HP Inc. Prior to the separation, Ms. Keogh served as Executive Vice President and Chief Human Resources Officer of HP.

Executive Summary

Business Overview and Performance

Prior to the separation and throughout fiscal 2015, HP was a leading global provider of products, technologies, software, solutions and services to individual consumers, small- and medium-sized businesses, and large enterprises, including customers in the government, health and education sectors. HP offered one of the IT industry’s broadest portfolios of products and services that brings together infrastructure, software, and services through innovation and enables our customers to create value and solve business problems.

HP was organized into seven business segments: Personal Systems, Printing, the Enterprise Group (EG), Enterprise Services (ES), Software, HP Financial Services (HPFS), and Corporate Investments. Following the separation, HP Inc. is comprised of Personal Systems, Printing, and Corporate Investments and Hewlett Packard Enterprise is comprised of EG, ES, Software, HPFS, and Corporate Investments.

In fiscal 2012, we launched a five-year turnaround plan. The focus in fiscal 2012 was to stabilize our business, identify and define key challenges, develop crisp business strategies, and streamline and improve operations. Our focus in fiscal 2013 was to “fix and rebuild,” to strengthen our foundation for “recovery and expansion” in fiscal 2014 and beyond. In fiscal 2014, we increased investment in research and development, strengthened our product portfolio, and improved our customer and partner experience, building a strong foundation for separating the company. In fiscal 2015, our focus was on executing the separation while continuing to drive the business forward. Our continued efforts resulted in the following strategic accomplishments during fiscal 2015:

•	completed restructuring of commercial interests in China and established a joint venture with Tsinghua University;

•	created a compelling brand for Hewlett Packard Enterprise while preserving and redefining the HP brand;

•	launched innovative server, storage, security and cloud solutions, and a robust portfolio of enterprise-class and consumer PCs;

•	reinvigorated HP Labs as talent incubator and innovation engine; and

•	executed the largest corporate separation in history without customer or partner disruption, creating two market-leading, independent, publicly-traded companies with strong financial foundations, compelling innovation roadmaps, sharp strategic focus, and experienced leadership teams.

In a challenging global macroeconomic and foreign currency environment, our fiscal 2015 financial results were mixed and included:

•	$103.4 billion in Corporate Revenue (as defined on page 61) compared to a target goal of $111.3 billion under our annual incentive plan;

•	$7.2 billion in Corporate Net Earnings (as defined on page 61) compared to a target goal of $8.3 billion under our annual incentive plan;

•	3.2% Corporate Free Cash Flow (as a percentage of revenue; as defined on page 61) compared to a target goal of 7.2% under our annual incentive plan; and

•	returning $4.1 billion to stockholders in the form of share repurchases and dividends.

HP Inc. began fiscal 2016 with a renewed culture, energy and spirit of innovation that we believe will be an important catalyst for improved performance in the years ahead. We have the heart and energy of a startup, the brains and muscle of a Fortune 100 company, and a singular focus on the printing and personal systems businesses.

Executive Compensation Philosophy

Our compensation program, practices and policies have been structured to reflect the Board’s commitment to excellence in corporate governance, and to reward short- and long-term performance that drives stockholder value. The table below summarizes key elements of our fiscal 2015 compensation programs relative to this philosophy.

ALIGNMENT WITH STOCKHOLDERS

Pay-for-Performance	Corporate Governance
• The majority of target total direct compensation for executives is performance-based as well as equity-based to align their rewards with stockholder value	• We generally do not enter into individual executive compensation agreements
• Total direct compensation is targeted at or near the market median	• We devote significant time to management succession planning and leadership development efforts
• Actual realized total direct compensation and pay positioning is designed to fluctuate with, and be commensurate with, actual annual and long-term performance	• We maintain a market-aligned severance policy for executives that does not have automatic single-trigger equity vesting upon a change in control

• Incentive awards are heavily dependent upon our stock performance, and are measured against objective financial metrics that we believe link either directly or indirectly to the creation of value for our stockholders. In addition, 25% of our target annual incentives are contingent upon the achievement of qualitative objectives that we believe will contribute to our long-term success

• The HRC Committee utilizes an independent compensation consultant
• Our compensation programs do not encourage imprudent risk-taking
• We maintain stock ownership guidelines for executive officers and non-employee directors
• We balance growth and return objectives, top and bottom line objectives, and short-and long-term objectives to reward for overall performance that does not over-emphasize a singular focus

• We prohibit executive officers and directors from engaging in any form of hedging transaction, from holding HP securities in margin accounts and pledging as collateral for loans in a manner that could create compensation-related risk for the Company

• A significant portion of our long-term incentives are delivered in the form of PCSOs, which vest only if sustained stock price appreciation is achieved, and PARSUs, which vest only upon the achievement of two- and three-year RTSR and ROIC objectives

• We conduct a robust stockholder outreach program throughout the year

• We provide no U.S. supplemental defined benefit pensions	• We disclose our corporate performance goals and achievements relative to these goals
• We validate our pay-for-performance relationship on an annual basis

Components of Compensation

Our primary focus in compensating executives is on the longer-term and performance-based elements of compensation. The table below shows our pay components, along with the role and factors for determining each pay component.

Pay Component	Role	Determination Factors
Base Salary	• Fixed portion of annual cash income	• Value of role in competitive marketplace • Value of role to the company • Skills and performance of individual compared to the market as well as others in the company
Annual Incentive (i.e., PfR Plan)	• Variable portion of annual cash income • Focus executives on annual objectives that support the long-term strategy and creation of value	• Target awards based on competitive marketplace and level of experience • Actual awards based on actual performance against annual corporate, business unit, and individual goals
Long-term Incentives: • PCSOs/Stock Options • RSUs • PARSUs • Other, as needed

•   Reinforce need for long-term sustained performance and completion of turnaround

•   Align interests of executives and stockholders, reflecting the time-horizon and risk to investors

•   Encourage equity ownership

•   Encourage retention

•   Target awards based on competitive marketplace, level of executive, and skills and performance of executive

•   Actual value relative to target based on actual performance against corporate goals and stock price performance

All Other: • Benefits • Perquisites • Severance Protection	• Support the health and security of our executives, and their ability to save on a tax-deferred basis • Enhance executive productivity	• Competitive marketplace • Level of executive • Standards of good governance • Desire to emphasize performance-based pay

Oversight and Authority over Executive Compensation

Role of the HRC Committee and its Advisors

The HRC Committee oversees and provides strategic direction to management regarding all aspects of our pay program for senior executives. It makes recommendations regarding the CEO’s compensation to the independent members of the Board for approval, and it reviews and approves the compensation of the remaining Section 16 officers. Each HRC Committee member is an independent non-employee director with significant experience in executive compensation matters.

During fiscal 2015, the HRC Committee continued to retain Farient Advisors LLC (“Farient”) as its independent compensation consultant and Dentons US LLP (“Dentons”) as its independent legal counsel. Farient provides analyses and recommendations that inform the HRC Committee’s decisions, evaluates market pay data and competitive-position benchmarking, provides analysis and input on performance measures and goals, provides analysis and input on program structure, provides updates on market trends and the regulatory environment as it relates to executive compensation, reviews various management proposals presented to the HRC Committee related to executive compensation, and works with the HRC Committee to validate and strengthen the pay-for-performance relationship and alignment with stockholders. Pursuant to SEC rules the HRC Committee has assessed the independence of Farient and Dentons, and concluded each is independent and that no conflict of interest exists that would prevent Farient or Dentons from independently providing service to the HRC Committee. Neither Farient nor Dentons performs other services for HP, and neither will do so without the prior consent of the HRC Committee chair. Both Dentons and Farient meet with the HRC Committee chair and the HRC Committee outside the presence of management.

The HRC Committee met ten times in fiscal 2015, and seven of these meetings included an executive session. The HRC Committee’s independent advisors participated in most of the meetings and, when requested by the HRC Committee chair, in the preparatory meetings and the executive sessions.

Role of Management and the CEO in Setting Executive Compensation

On an annual basis, management considers market competitiveness, business results, experience and individual performance in evaluating NEO compensation. The Chief Human Resources Officer and other members of our human resources organization, together with members of our finance and legal organizations, work with the CEO to design and develop compensation programs, to recommend changes to existing plans and programs applicable to NEOs and other senior executives, as well as financial and other targets to be achieved under those programs, prepare analyses of financial data, peer comparisons and other briefing materials to assist the HRC Committee in making its decisions, and implement the decisions of the HRC Committee. During fiscal 2015, management continued to engage Meridian Compensation Partners, LLC (“Meridian”) as their compensation consultant. The HRC Committee took into consideration that Meridian provided executive compensation-related services to management when it evaluated any information and analyses provided by Meridian, all of which were also reviewed by Farient.

During fiscal 2015, Ms. Whitman provided input to the HRC Committee regarding performance metrics and the setting of appropriate performance targets. Ms. Whitman also recommended MBOs for the NEOs and the other senior executives who report directly to her. All modifications to the compensation programs were assessed by Farient on behalf of the HRC Committee, and discussed and approved by the HRC Committee. Ms. Whitman is subject to the same financial performance goals as the executives who lead global functions and Ms. Whitman’s MBOs and compensation are established by the HRC Committee in executive session and recommended to the independent members of the Board for approval.

Use of Comparative Compensation Data and Compensation Philosophy

Each year, the HRC Committee reviews the compensation of our Section 16 officers and compares it to that of executives in similar positions with our peer group companies. The HRC Committee finds this information useful in evaluating whether our pay practices are current and competitive. This process starts with the selection of the relevant group of peer companies for comparison purposes. The HRC Committee continues to use a “rules-based” approach for objectively determining our executive compensation peer group. For fiscal 2015, the approach was streamlined and used two primary screening criteria to develop a pool of potential peers that were subject to further consideration based on additional factors.

The two primary screening criteria were:

•	revenue in excess of 25% of HP’s revenue for technology companies and between 50% and 250% of HP’s revenue for companies in other industries; and

•	publicly traded companies in industries of information technology, industrials, materials, energy, health care, telecommunications services, consumer discretionary, and consumer staples.

Additional factors considered included: business similarities, companies that generally use U.S. compensation practices, global and organization complexity, avoiding industry overweighting, market cap, absence of anomalous pay practices, research and development spending as a percent of revenue, peers of peers, competition for talent, and ISS and Glass Lewis peer selections.

The use of this rules-based methodology results in the appropriate peer group for comparison purposes, as well as a group that is large and diverse enough so that addition or elimination of any one company does not alter the overall analysis. As a result of the screening process, Accenture plc and QUALCOMM Incorporated were added to, and Dell Inc. was removed from, the fiscal 2015 peer group.

The peer group for fiscal 2015 consisted of the following companies:

Company Name	Revenue ($ in billions)*
Apple Inc	233.7
Chevron Corporation	200.5
General Electric Company	148.1
Ford Motor Company	144.1
AT&T Inc.	132.5
Verizon Communications Inc	127.1
Hewlett-Packard Company	103.4
Microsoft Corporation	93.6
International Business Machines Corporation	92.8
The Boeing Company	90.8
The Procter & Gamble Company	76.3
Johnson & Johnson	74.3
PepsiCo, Inc.	66.7
Google Inc.	66.0
United Technologies Corporation	64.3
Intel Corporation	55.9
Caterpillar	55.2
Cisco Systems, Inc.	49.2
Oracle Corporation	38.2
Accenture	30.0
Qualcomm	25.3
EMC Corporation	24.4

*	Represents fiscal 2014 reported revenue, except fiscal 2015 reported revenue is provided for Apple, HP, Microsoft, Procter & Gamble, Cisco Systems, Oracle and Qualcomm.

In reviewing comparative pay data from these companies against pay for our Section 16 officers, the HRC Committee evaluated some data using regression analysis to adjust for size differences between our company and the peer group companies. In addition, we excluded particular data points of certain companies if they were anomalous and not representative of market practices.

In fiscal 2015 the HRC Committee continued to set target compensation levels generally at or near the market median, although in some cases higher for attraction and retention purposes. As will be discussed in detail in the fiscal 2016 proxy statement, a new peer group appropriate for the post-separation company was approved for fiscal 2016.

Process for Setting and Awarding Executive Compensation

A broad range of facts and circumstances is considered in setting our overall executive compensation levels. Among the factors considered for our executives generally, and for the NEOs in particular, are market competitiveness, internal equity and individual performance. The weight given to each factor may differ from year to year, is not formulaic and may differ among individual NEOs in any given year. For example, when we recruit externally, market competitiveness, experience and the circumstances unique to a particular candidate may weigh more heavily in the compensation analysis. In contrast, when determining year-over-year compensation for current NEOs, internal equity and individual performance may factor more heavily in the analysis.

Because such a large percentage of NEO pay is performance-based, the HRC Committee spends significant time determining the appropriate goals for our annual- and long-term incentive pay plans. In general, management makes an initial recommendation for the goals, which is then assessed by Farient, and discussed and approved by the HRC Committee. Major factors considered in setting goals for each fiscal year are business results from the most recently completed fiscal year, segment-level strategic plans, macroeconomic factors, competitive performance results and goals, conditions or goals specific to a particular business segment and strategic initiatives. To permit eligible compensation to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the HRC Committee sets the overall funding target for the “umbrella” structure for the annual incentives, and sets performance goals for annual incentives and equity awards within the first 90 days of the fiscal year.

Following the close of the fiscal year, the HRC Committee reviews actual financial results and MBO performance against the goals set by the HRC Committee under our incentive compensation plans for that year, with payouts under the plans determined by reference to performance against the established goals. The HRC Committee meets in executive session to review the MBO results for the CEO and to determine a recommendation for her annual incentive award to be approved by the independent members of the Board.

In setting incentive compensation for the NEOs, the HRC Committee generally does not consider the effect of past changes in stock price or expected payouts or earnings under other plans. In addition, incentive compensation decisions are made without regard to length of service or prior awards.

Determination of Fiscal 2015 Executive Compensation

Under our Total Rewards Program, executive compensation consists of: base salary, annual incentives, long-term incentives, benefits and perquisites.

Fiscal 2015 Compensation Highlights

Prior to the separation, the HP Board and the HP HRC Committee regularly explored ways to improve our executive compensation program, whose philosophy continues with our Board and HRC Committee following the separation. In making changes for fiscal 2015, the HP HRC Committee considered the evolution of our turnaround, our current business needs and strategy, and the anticipated impact of the separation. The objectives were to encourage strong performance from our executives, pay commensurately with the performance delivered, and align the interests of our executives with those of our stockholders and reflect our stockholders’ perspectives and input. While many elements of the fiscal 2015 executive compensation program remained consistent with prior years, some changes were made:

•	Pay-for-Results (PfR) Plan. For fiscal 2015, the maximum funding of Corporate Free Cash Flow as a % of Revenue (25% weighting within the PfR Plan) was capped at 150% of target if Corporate Net Earnings achievement was below target and capped at 100% of target if Corporate Net Earnings achievement was below threshold. If Corporate Net Earnings achievement was above target, the maximum funding level remained 250% of target. This adjustment was made to further balance our executives’ focus on all performance metrics in the PfR Plan.

•	Performance-contingent Stock Options (“PCSOs”). PCSOs granted in fiscal 2015 will vest solely based on stock price appreciation goals and related service requirements, which remain the same as for grants made in fiscal 2014. But in contrast to the 2014 PCSOs, the fiscal 2015 PCSOs no longer include the opportunity to vest at the end of a 7-year performance period based on relative TSR performance. Relative TSR (“RTSR”) remained a part of the performance-adjusted restricted stock units (“PARSUs”) design.

2015 Base Salary

Consistent with our philosophy of tying pay to performance, our executives receive a small percentage of their overall compensation in the form of base salary. The NEOs are paid an amount in the form of base salary sufficient to attract qualified executive talent and maintain a stable management team. The HRC Committee aims to have executive base salaries set at or near the market median for comparable positions and comprise 10% to 20% of the NEOs’ overall compensation, which is consistent with the practice of our peer group companies. The HRC Committee typically establishes executive base salaries at the beginning of the fiscal year.

When Ms. Whitman joined HP as CEO, the Board established an initial salary of $1 per year, reflecting the company’s plan for a turnaround. For fiscal 2014, considering the stage of our planned turnaround, the Board decided it would be appropriate to begin paying Ms. Whitman a salary consistent with the median of our peer group. Accordingly, Ms. Whitman received a salary of $1.5 million for fiscal 2014, and the Board made no changes to this salary level for fiscal 2015. The Board maintains a total CEO target compensation package that approximates the competitive median of our market and is consistent with our pay positioning strategy and pay-for-performance philosophy.

The HRC Committee did not change the salaries of the other NEOs in fiscal 2015.

2015 Annual Incentives

PfR Plan Structure

The NEOs are eligible to earn an annual incentive under the PfR Plan. For fiscal 2015, the HRC Committee again established an “umbrella” formula for the maximum bonus and then exercised negative discretion in setting actual bonuses. Under the umbrella formula, each Section 16 officer was allocated a pro rata share of 0.75% of net earnings based on his or her target annual incentive award, subject to a maximum bonus of 250% of the NEO’s target bonus, and the maximum $10 million cap under the PfR Plan. Below this umbrella funding structure, actual payouts were determined based upon financial metrics and MBOs established by the HRC Committee for Section 16 officers and by the independent members of the Board for the CEO.

For fiscal 2015, the funding metric used to determine deductibility under Section 162(m) of the Code was approved, as required, within the first 90 days of the fiscal year. After the end of the fiscal year, the actual funding based on this metric was certified, and it exceeded the maximum potential bonus for the combined covered officers.

The target annual incentive awards for fiscal 2015 were set at 200% of salary for the CEO and 125% of salary for the other NEOs, with a maximum of 250% of target.

The performance metrics approved by the HRC Committee aligned with our intention to focus business leaders more directly on the financial performance of their own businesses. The fiscal 2015 annual incentive plan consisted of three core financial metrics (i.e., revenue, net earnings/profit, and free cash flow as a percentage of revenue) and, as a fourth metric, MBOs, with each metric weighted equally at 25% of the target award value.

Fiscal 2015 Annual Incentive Plan
	Corporate or Business Unit (“BU”) Goals
Key Design Elements	Revenue(1) ($ in billions)	Net Earnings/ Profit ($ in billions)	Free Cash Flow as a % of Revenue(2) (%)	MBOs	% Payout(3) (%)
Weight:	25%	25%	25%	25%
Linkage:
Global Function Executives(4)	Corporate	Corporate	Corporate	Individual
Business Unit (“BU”) Executives(5)	BU	BU	Corporate	Individual
Corporate Performance Goals:
Maximum	N/A	—	—	Various	250%
Target	$111.3	$8.3	7.2%	Various	100%
Threshold	—	—	—	Various	0%

(1)	For revenue above target, weight is moved to net earnings/profit if net earnings/profit is also above target; otherwise, it is capped at target.

(2)	Maximum funding for corporate free cash flow as a percentage of revenue is capped at 150% of target if corporate net earnings/profit achievement was below target and is capped at 100% of target if corporate net earnings/profit achievement was below threshold. If corporate net earnings achievement was above target, the maximum funding level is 250% of target.

(3)	Interpolate for performance between discrete points.

(4)	The Global Function Executives include Ms. Whitman, Ms. Lesjak, and Ms. Keogh.

(5)	The BU Executives include Mr. Weisler and Mr. Neri.

The specific metrics, their linkage to corporate/business unit results, and the weighting that was placed on each were chosen because the HRC Committee believed that:

•	performance against these metrics, in combination, would link to enhanced value for stockholders, capturing both the top and bottom line, as well as cash and capital efficiency;

•	requiring both revenue and profitability above target in order to achieve an above-target payout on these two measures would encourage the pursuit of profitable revenue;

•	a linkage to business unit results for business unit executives would help strengthen line of sight and drive accountability;

•	a balanced weighting and various caps would limit the likelihood of rewarding executives for excessive risk-taking;

•	different measures would avoid paying for the same performance twice; and

•	MBOs would enhance focus on business objectives, such as operational objectives, strategic initiatives, succession planning, and people development, which will be important to the long-term success of the company.

The definition of and rationale for each of the financial performance metrics that was used is described in greater detail below:

Fiscal 2015 PfR
Financial Performance Metrics(1)	Definition	Rationale for Metric
Corporate Revenue	Net revenue as reported in HP’s Annual Report on Form 10-K for fiscal 2015	Reflects top line financial performance, which is a strong indicator of our long-term ability to drive stockholder value
Business Revenue(2)	Business net revenue as reported in HP’s Annual Report on Form 10-K for fiscal 2015
Corporate Net Earnings	Non-GAAP net earnings, as defined and reported in HP’s fourth quarter fiscal 2015 earnings press release, excluding bonus net of income tax(3)	Reflects bottom line financial performance, which is directly tied to stockholder value on a short-term basis
Business Net Profit (“BNP”)(2)	Business owned net profit, excluding bonus net of income tax
Corporate Free Cash Flow	Cash flow from operations less net capital expenditures (gross purchases less retirements) divided by net revenue (expressed as a percentage of revenue)	Reflects efficiency of cash management practices, including working capital and capital expenditures

(1)	While we report our financial results in accordance with generally accepted accounting principles (“GAAP”), our financial performance targets and results under our incentive plans are sometimes based on non-GAAP financial measures. The financial results, whether GAAP or non-GAAP, may be further adjusted as permitted by those plans and approved by the HRC Committee. We review GAAP to non-GAAP adjustments and any other adjustments with the HRC Committee to ensure performance takes into account the way the goals were set and executive accountability for performance. These metrics and the related performance targets are relevant only to our executive compensation program and should not be used or applied in other contexts.

(2)	For fiscal 2015, PfR Plan payments for Mr. Weisler and Mr. Neri were determined partly based on the Business Revenue and BNP for their respective business units, and partly on Corporate Free Cash Flow.

(3)	Fiscal year 2015 non-GAAP net earnings of $6.6 billion excludes after-tax costs of $2.0 billion related to the amortization of intangible assets, restructuring charges, and acquisition-related charges. HP’s management uses non-GAAP net earnings to evaluate and forecast HP’s performance before gains, losses, or other charges that are considered by HP’s management to be outside of HP’s core business segment operating results. HP believes that presenting non-GAAP net earnings provides investors with greater visibility to the information used by HP’s management in its financial and operational decision making. HP further believes that providing this additional non-GAAP information helps investors understand HP’s operating performance and evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for GAAP diluted net earnings.

At its November 2015 meeting, the HRC Committee reviewed and certified performance against the financial metrics as follows:

Fiscal 2015 PfR Plan Performance Against Financial Metrics(1)
Metric	Weight(2)	Target ($ in billions)	Result ($ in billions)	Percentage of Target Annual Incentive Funded
Corporate Revenue	25.0%	$111.3	Below threshold	0%
Corporate Net Earnings	25.0%	$8.3	$8.0	19.3%
Corporate Free Cash Flow (% of revenue)	25.0%	7.2%	Below threshold	0%
Total	75.0%	—	—	19.3%

(1)	Ms. Whitman, Ms. Lesjak, and Ms. Keogh received PfR Plan payments based on corporate financial metrics. Mr. Weisler received a PfR Plan payment based upon Printing and Personal Systems Group Revenue and BNP, and Corporate Free Cash Flow. Mr. Neri received a PfR Plan payment based on Enterprise Group Business Revenue and BNP, and Corporate Free Cash Flow. Financial results have been adjusted to exclude the impact of foreign currency fluctuations, within the funding level of the umbrella plan, based on HRC Committee discretion. After careful consideration, the HRC Committee determined that adjustment would be appropriate considering the magnitude and speed of foreign currency changes occurring after the goals had been set, and the feasibility of managerial action to counter such changes within the fiscal year. This increased the total payout from 0% to 19.3% with respect to the financial metrics used for Ms. Whitman, Ms. Lesjak, and Ms. Keogh, and increased the total payout from 19.4 % to 48% with respect to the financial metrics for Mr. Neri. The action resulted in no adjustment for Mr. Weisler, whose payout with respect to the financial metrics remained at 0%.

(2)	The financial metrics were equally weighted to account for 75% of the target annual incentive.

With respect to performance against the MBOs, the independent members of the HP Board evaluated the CEO’s performance during an executive session held in November 2015. The evaluation included an analysis of Ms. Whitman’s performance against all of her MBOs, which included, but were not limited to: leading the effective separation of HP, delivering 2015 financials considering currency headwinds, delivering 2016 budgets and 3-year plans for Hewlett Packard Enterprise and HP Inc. as two separate companies, delivering new Hewlett Packard Enterprise strategy, helping update HP Inc. strategy, ensuring business groups make appropriate progress on their turnarounds, building business group capability and confidence for the future, and continuing to make progress in Cloud. After conducting a thorough review of Ms. Whitman’s performance, the independent members of the HP Board determined that Ms. Whitman’s MBO performance had been achieved above target. Ms. Whitman’s accomplishments included:

•	defined and skillfully orchestrated the largest global corporate separation in history, resulting in the creation of two Fortune 50 companies;

•	established 2016 budgets and three-year plans for Hewlett Packard Enterprise and HP Inc. as separate companies;

•	refreshed HP Inc. strategy and introduced new framework for transformation areas for Hewlett Packard Enterprise;

•	directed turnarounds in business units across different regions;

•	acquired Aruba Networks, Inc. (“Aruba”) and what we believe to be sound decisions with respect to mergers, acquisitions, and divestitures;

•	achieved appropriate cost reductions; and

•	restructured commercial interests in China and established an historic joint venture with Tsinghua University.

As CEO of HP, Ms. Whitman evaluated the performance of each of the other Section 16 officers and presented the results of those evaluations to HP’s HRC Committee at its October 2015 meeting. The evaluations included an analysis of the officers’ performance against all of their MBOs. The HP HRC Committee concurred in the CEO’s assessment of the degree of attainment of the MBOs of the other Section 16 officers. The results of these evaluations and selected MBOs for the other NEOs are summarized below.

Ms. Lesjak.    The HP HRC Committee determined that Ms. Lesjak’s MBO performance had been achieved above target. She drove one of the most complex financial process and systems separations in corporate history while meeting all financial control, reporting and regulatory obligations. She executed and led all aspects of the separation work including the split of numerous legal entities in a timely manner while minimizing foreign tax exposure, effectuating IP division, and protecting and separating all assets and liabilities.

Mr. Weisler.    The HP HRC Committee determined that Mr. Weisler’s MBO performance had been achieved above target. He delivered significant cost structure improvements in Printing despite currency headwinds, led the expansion of immersive computing to commercial segments, advanced HP strategy in new areas, improved customer and partner scores and relationships, and successfully managed the separation and establishment of HP Inc.

Mr. Neri.    The HP HRC Committee determined that Mr. Neri’s MBO performance had been achieved above target. He orchestrated a significant turnaround in the Enterprise Group, accelerated growth in 3Par, returned Technical Services to growth, helped restructure commercial interest in China, successfully integrated Aruba and strengthened his leadership team in key roles.

Ms. Keogh.    The HP HRC Committee determine that Ms. Keogh’s MBO performance had been achieved above target. While continuing to increase employee engagement and leadership succession across the Company, she acted as a catalyst and driver for one of the largest and most complex global business separations to date. She also drove a rigorous recruitment process for the new board directors of both companies, and created two of the most diverse boards in the technology industry.

Based on the findings of these performance evaluations, the HP HRC Committee (and, in the case of the CEO, the independent members of the HP Board) evaluated performance against the non-financial metrics for the NEOs as follows:

Fiscal 2015 PfR Plan Performance Against Non-Financial Metrics (MBOs)
Named Executive Officer	Actual Performance as a Percentage of Target Performance (%)	Weight (%)	Percentage of Target Annual Incentive Funded (%)
Margaret C. Whitman	250	25	62.5
Catherine A. Lesjak	250	25	62.5
Dion J. Weisler	150	25	37.5
Antonio F. Neri	175	25	43.8
Tracy S. Keogh	250	25	62.5

Based on the level of performance described above on both the financial and non-financial metrics for fiscal 2015, the payouts to the NEOs under the PfR Plan were as follows:

Fiscal 2015 PfR Plan Annual Incentive Payout
	Percentage of Target Annual Incentive Funded		Total Annual Incentive Payout
Named Executive Officer	Financial Metrics (%)	Non-Financial Metrics (%)	As % of Target Annual Incentive (%)	Payout ($)
Margaret C. Whitman	19.3	62.5	81.8	2,453,262
Catherine A. Lesjak	19.3	62.5	81.8	868,864
Dion J. Weisler	0	37.5	37.5	386,719
Antonio F. Neri	48.0	43.8	91.8	831,709
Tracy S. Keogh	19.3	62.5	81.8	715,535

Long-Term Incentive Incentives

The HRC Committee established a total long-term incentive target value for each NEO in early fiscal 2015 that was 40% weighted in the form of PCSOs, 30% weighted in the form of PARSUs and 30% weighted in the form of time-based RSUs. The high proportion of performance-based awards reflects our pay-for-performance philosophy. The time-based awards help retention, and are linked to stockholder value and ownership, which are also important goals of our executive compensation program.

2015 PCSOs

The fiscal 2015 PCSO awards will vest in three tranches provided certain stock price requirements are met. Specifically,

•	one-third of the PCSO award will vest upon continued service of one year and our closing stock price is at least 10% over the grant date stock price for at least 20 consecutive trading days within two years from the date of grant;

•	one-third will vest upon continued service for two years and our closing stock price is at least 20% over the grant date stock price for at least 20 consecutive trading days within three years from the date of grant; and

•	one-third will vest upon continued service of three years and our closing stock price is at least 30% over the grant date stock price for at least 20 consecutive trading days within four years from the date of grant.

The HRC Committee has determined this vesting structure will encourage consistent stockholder value creation over time while maintaining comparable stock increase requirements to prior designs. In contrast to the PCSOs granted in fiscal 2014, in response to stockholder feedback, the HRC Committee did not include a seven-year relative TSR vesting alternative. The PCSOs will be forfeited if the stock price goals are not attained in the applicable time periods.

As of the end of fiscal 2015, none of the stock price appreciation conditions for the fiscal 2015 PCSO awards had been met. For additional information, please see “Executive Compensation—Grants of Plan-Based Awards in Fiscal 2015.”

2015 PARSUs

The PARSUs have two- and a three-year performance periods that began at the start of fiscal 2015 and continue through the end of fiscal 2016 and 2017, respectively. Under this program, 50% of the PARSUs (including dividend equivalent units) are eligible for vesting based on performance over two years with continued service, and 50% are eligible for vesting based on performance over three years with continued service. The two- and three-year awards are equally weighted between RTSR and ROIC performance. This structure is depicted in the chart below.

2015-2017 PARSUs
Key Design Elements	ROIC vs. Internal Goals		Relative TSR vs. S&P 500		Payout
Weight	25%	25%	25%	25%	% of Target(2)
Performance/Vesting Periods(1)	2 years	3 years	2 years	3 years
Performance Levels: Max > Target Target Threshold < Threshold	Target to be disclosed after the end of the performance periods only, out of concern for competitive harm		> 90th percentile 70th percentile 50th percentile 25th percentile < 25th percentile		200% 150% 100% 50% 0%

(1)	Performance measurement and vesting occur at the end of the two- and three-year periods, subject to continued service.

(2)	Interpolate for performance between discrete points.

Internal ROIC goals were set after consideration of historical performance, internal budgets, external expectations, and peer group performance.

Relative TSR was chosen as a performance measure because it is a direct measure of stockholder value, and complements the absolute measure of stock price growth in the PCSOs. ROIC was chosen because it measures capital efficiency, which is a key driver of stockholder value.

For more information on grants of PARSUs to the NEOs during fiscal 2015, see “Executive Compensation—Grants of Plan-Based Awards in Fiscal 2015.”

2015 RSUs

2015 RSUs and related dividend equivalent units vest ratably on an annual basis over three years from the grant date. Three year vesting is common in our industry and supports executive retention and stockholder alignment.

For more information on grants of RSUs to the NEOs during fiscal 2015, see “Executive Compensation—Grants of Plan-Based Awards in Fiscal 2015.”

Special Retention RSUs

In June 2011, the HRC Committee granted special retention awards of restricted stock units (“SRRSUs”) to key members of the executive team, including Ms. Lesjak, upon the recommendation of the then-current CEO. The awards were intended to provide both performance and retention incentives and vest after four years with accelerated vesting possible upon the attainment of certain stock price increases. The SRRSUs vested in June 2015.

Separation-Related Equity Award Amendments

In connection with the separation of HP into two separate companies, the HRC Committee approved accelerated vesting for awards that were otherwise scheduled to vest between September 18,

2015 and December 31, 2015, truncating the performance period for the fiscal 2014 PARSUs, and settlement of equity awards as described below in order to: enable employees to become HP shareholders with respect to equity awards substantially earned based on service with HP and HP’s performance through the time of the separation; acknowledge that PARSU performance goals set for HP would no longer be relevant post-separation, and that over 73% of the fiscal 2014 PARSU performance period had been completed; and ensure that employees who would otherwise vest in awards during the equity administration systems blackout period, before and after the separation, could exercise options and receive vested shares in a timely manner.

On July 29, 2015 the HRC Committee approved amendments to certain outstanding long-term incentive awards. These amendments affected most outstanding awards that were originally scheduled to vest between September 18, 2015 and December 31, 2015, including such awards held by HP’s NEOs. The amendments provided for the accelerated vesting on September 17, 2015, of any time-based RSUs and related accrued dividend equivalent shares, stock options, PCSOs, or SARs that were otherwise scheduled to vest between September 18, 2015 and December 31, 2015. Vesting was accelerated for such PCSOs only to the extent that the underlying performance conditions had been satisfied by September 16, 2015. RSUs and related accrued dividend equivalent shares held by U.S. employees who qualified for retirement treatment (i.e., those who have attained age 55 with 15 years of qualifying service), including Ms. Lesjak, were settled as originally scheduled in order to comply with Section 409A of the Code.

Prior to July 31, 2015, the HRC Committee determined to end the performance period for outstanding PARSUs at the end of the last fiscal quarter before separation (i.e., on July 31, 2015) because it allowed accurate measurement of the performance results as of that date and would allow the amounts earned in respect of such equity awards to reflect solely the pre-separation performance of HP. Accordingly, the HRC Committee amended the fiscal 2014 PARSUs (those granted in December 2013) to provide that vesting and settlement with respect to 50% of the target units and accrued dividend equivalent shares subject to each award that were scheduled to vest in October 2015 (i.e., that portion near the end of the second year of a two-year performance period) were accelerated to September 17, 2015 (based on relative TSR and ROIC performance as of July 31, 2015); and the remaining target units that were scheduled to vest in October 2016 (i.e., those near the end of the second year of a three-year performance period) were converted to time-vested RSUs (based on relative TSR and ROIC performance as of July 31, 2015), and will vest on the original vesting date, October 31, 2016, subject to continued employment through such date. For the fiscal 2014 PARSUs granted to Ms. Lesjak, 50% of the target units subject to such award were settled on October 1, 2015 (based on relative TSR and ROIC performance as of July 31, 2015) in order to comply with Section 409A of the Code due to her retirement eligibility; and the remaining target units were converted to RSUs on the same basis and subject to the same vesting conditions as for other Section 16 officers.

The fiscal 2014 PARSUs were subject to equally weighted RTSR and ROIC performance goals. The actual performance achievement as a percent of target for the fiscal 2014 PARSUs as of July 31, 2015 is summarized in the table below:

Fiscal 2014 PARSUs(1)
Segment	ROIC vs. Internal Goals(2) (% of target earned)				Relative TSR vs. S&P 500(3) (% of target earned)		Percent of Target Vested (Segment 1) or Converted to RSUs (Segment 2)
	Fiscal 2014	Fiscal 2015	Fiscal 2016	Average	Fiscal 2014- Fiscal 2015 Q3	Fiscal 2014- Fiscal 2016
Segment 1 (50%)	95.4%	54.9%	—	75.2%	109.0%	—	92.1%
Segment 2 (50%)	95.4%	54.9%	N/A	75.2%	109.0%	N/A	92.1%

(1)	As noted above, the fiscal 2014 PARSUs performance period was truncated based on performance as of July 31, 2015. The fiscal 2015 result was annualized from three to four quarters.

(2)	For fiscal 2014 and fiscal 2015, the ROIC target was 11.0% and the actual results were 10.9% and 9.7%, respectively.

(3)	For the truncated performance period from November 1, 2013 to July 31, 2015, HP’s relative TSR performance was at the 53rd percentile of the S&P 500. The target was the 50th percentile as disclosed in the fiscal 2014 proxy. This is the same as for 2015 PARSUs.

Awards that were originally scheduled to vest after December 31, 2015 are generally expected to continue to vest in accordance with the original terms of such grants.

Treatment of HP Equity Following the Separation

Half of Ms. Whitman’s HP stock options that were vested immediately prior to the separation were converted into HP Inc. stock options, and half of Ms. Whitman’s HP stock options that were vested immediately prior to the separation were converted into Hewlett Packard Enterprise stock options. The exercise price, and number of shares of HP Inc. common stock or Hewlett Packard Enterprise common stock, as applicable, were determined in a manner intended to preserve the aggregate intrinsic value of the HP stock options as measured immediately before and immediately after the separation, subject to rounding. The adjusted awards are otherwise subject to the same terms and conditions that applied to the original HP stock options immediately prior to the separation. The reasons for the treatment of her outstanding and vested stock options include: Ms. Whitman’s continued leadership obligations in both companies as CEO of Hewlett Packard Enterprise and Chairman of HP Inc., Ms. Whitman has not exercised any vested options during her tenure as HP’s CEO and any HP options exercises on her part leading up to separation would be viewed very negatively by investors and employees, as well as her significant contributions over the past 4 years in establishing both companies. Ms. Whitman’s stock options that were unvested immediately prior to the separation as well as her other outstanding equity awards were treated the same way as HP equity awards held by individuals that would become employees or directors of Hewlett Packard Enterprise following the separation, as described below.

Other than as discussed above with respect to Ms. Whitman’s vested HP stock options, equity awards held by individuals that would become employees or directors of Hewlett Packard Enterprise following the separation, including the NEOs, as applicable, were converted into equity awards, with respect to Hewlett Packard Enterprise common stock. The exercise price of (in the case of stock options or SARs), and number of shares subject to, each such award was adjusted in a manner intended to preserve the aggregate intrinsic value of the original HP awards as measured immediately before and immediately after the separation, subject to rounding. The adjusted awards are otherwise subject to the same terms and conditions that applied to the original HP awards immediately prior to the separation, except that, for PCSOs, the performance requirements were adjusted to relate to the price of Hewlett Packard Enterprise common stock in a manner that preserves the original ratio of stock price hurdle to exercise price, and except as provided above for fiscal 2014 PARSUs, the performance conditions applicable to such awards were adjusted to relate to Hewlett Packard Enterprise for the remainder of the performance period.

Other than as discussed above with respect to Ms. Whitman’s vested HP stock options, equity awards held by individuals that would remain employees or directors of HP Inc. (other than Ms. Whitman) following the separation, including the NEOs, as applicable, or who were former employees or directors of HP as of the separation, continue to relate to HP common stock, provided that the exercise price of (for stock options or SARs), and number of shares subject to, each such award was adjusted in a manner intended to preserve the aggregate intrinsic value of the original HP award as measured immediately before and immediately after the separation, subject to rounding. The adjusted awards are otherwise subject to the same terms and conditions that applied to the original HP award immediately prior to the separation, except that for PCSOs, the performance requirements will be adjusted in a manner that preserves the original ratio of stock price hurdle to exercise price, and for fiscal 2015 PARSUs granted in December 2014, the performance conditions applicable to such awards were adjusted to relate to HP Inc. for the remainder of the performance period.

Relationship between CEO Pay and Performance

The HRC Committee regularly assesses the potential pay-for-performance relationships inherent in our pay programs. The table below shows various definitions of pay that can be used in conducting such an assessment:

Rationale/Pay Component	Target	Realized	Realizable
Rationale for use of definition	• Represents intended value of compensation • Treats options and other equity as though it were currency based on accounting value (grant date fair value)	• Recognizes that there is no assurance that this pay opportunity will be earned until it is actually earned • Represents income earned	• Matches time horizon of compensation with performance • Recognizes that unexercised options and unvested awards have inherent potential value
Base Salary	• Actual salary in fiscal year earned
Annual Incentive (PfR Plan)	• Amount that would be earned for fiscal year if goals were achieved at 100%	• Actual bonus in fiscal year earned
PCSOs	• # of PSCOs granted multiplied by the grant date fair value	• # of PCSOs exercised multiplied by the intrinsic value at time of exercise	• # of PCSOs outstanding for which performance goals have been met multiplied by the Black-Scholes-Merton value at end of fiscal 2015
RSUs	• # of RSUs granted multiplied by the grant date price	• # of RSUs vested multiplied by the price at the time of vesting	• # of RSUs outstanding multiplied by the price at end of fiscal 2015
PARSUs/PRUs *	• # of target PARSUs granted multiplied by the grant date fair value	• # of PARSUs/PRUs vested multiplied by the price at the time of vesting	• # of PARSUs outstanding for which performance goals have been met multiplied by the price at end of fiscal 2015 (no such PARSUs were outstanding at the end of fiscal 2015)
All Other	• Actual value of all other compensation as reported

*	Performance restricted stock units (PRUs) were last granted in fiscal 2012, paid out at the beginning of fiscal 2015, and are included in realized compensation only for fiscal 2015. They were included in target and realizable compensation in the fiscal 2014 proxy.

The first chart below shows Ms. Whitman’s three-year average annual pay for fiscal 2013-2015 calculated as target compensation, realized compensation, and realizable compensation. The second chart below shows annualized total stockholder return (“TSR”) for fiscal 2013-2015, fiscal 2014-2015, and fiscal 2015.

3-Year Average Total Compensation

By Pay Definition, Fiscal 2013-2015 ($ in millions)

*	The Board set CEO target total direct compensation (salary, target annual incentive, and long-term incentive value) at $17.5 million for fiscal 2015. The numbers shown here are three-year averages, and include additional “All Other Compensation” and the actual grant date fair value of equity as determined after the grant for financial reporting purposes.

Annualized Total Stockholder Return

The charts above demonstrate a strong relationship between our CEO’s pay and performance over the past three years since:

•	the pay mix is variable (93% of target pay) and equity-oriented (77% of target pay);

•	our TSR over the past three years (both absolutely and relative to the S&P 500 Index) reflects our turnaround results; and

•	realizable pay is 112% of target pay consistent with our stock price performance over the past three years and our CEO having received most of her target pay in equity and not exercised any of her PCSOs. As a result, equity makes up 83% of realizable pay, with 57% coming from PCSOs, versus only 5% from salary.

Fiscal 2016 Compensation Program

The Board and the HRC Committee regularly identify and evaluate ways to improve our executive compensation program. We engage with our stockholders to elicit their feedback, and we take this feedback very seriously. In 2015, our “say-on-pay” proposal was approved by 95% of the voted shares. We did not make any specific program changes for 2016 because of this support and determined that it would be appropriate to maintain the same overall program structure for 2016.

However, as we plan to discuss in further detail in the fiscal 2016 proxy statement, we made the following changes that we believe are in our stockholders’ interests and appropriate to the characteristics and business strategy of the post-separation company:

•	PfR Plan. For fiscal 2016, the maximum funding level for our Pay For Results plan was reduced from 250% to 200% of target. Each individual metric may fund up to 250% of target, however, the maximum annual incentive for each executive will be capped at 200% of target. This adjustment was made to further support stockholder alignment.

•	Long-Term Incentive Compensation Program. To simplify the long-term incentive program and further support stockholder alignment, fiscal 2016 annual equity grants were made 60% in PARSUs and 40% in RSUs. This equity mix is more aligned with stockholder interests since more equity is granted in the form of PARSUs with multi-year RSTR and ROIC metrics. PCSOs are not be a part of HP Inc.’s fiscal 2016 annual equity program.

In fiscal 2016, the HRC Committee plans to continue to carefully review HP’s talent needs, and compensation programs and actions to:

•	achieve a successful transition following the separation;

•	support the business strategy;

•	continue to align pay with stockholder interests; and maintain good governance standards.

Launch Grants

As will also be discussed in further detail in the fiscal 2016 proxy statement, the HRC Committee approved a launch grant program pursuant to which selective equity grants would be made in connection with the separation to key talent, including the NEOs. The HRC Committee determined that such a program was integral for the retention and continuity of leadership at a critical time for both companies and that the launch grants would strengthen alignment with stockholders’ interests. The launch grants to the NEOs were made on November 2, 2015, and were granted 50% in PCSOs and 50% in RSUs, vesting ratably over three years (contingent on achievement of performance conditions for the PCSOs), and subject to continued employment at each vesting date.

Benefits

We do not provide our executives, including the NEOs, with special or supplemental U.S. defined benefit pension or health benefits. Our NEOs receive health and welfare benefits (including retiree medical benefits, if eligibility conditions are met) under the same programs and subject to the same eligibility requirements that apply to our employees generally.

Benefits under all U.S. pension plans were frozen effective December 31, 2007. Benefits under the EDS Pension Plan ceased upon HP’s acquisition of EDS in 2009. As a result, no NEO or any other HP employee accrued a benefit under any HP U.S. defined benefit pension plan during fiscal 2015. The amounts reported as an increase in pension benefits are for those NEOs who previously accrued a benefit in a defined benefit pension plan prior to the cessation of accruals and reflect changes in actuarial values only, not additional benefit accruals.

The NEOs, along with other HP executives who earn base pay or an annual incentive in excess of certain limits of the Internal Revenue Service (the “IRS”), are eligible to participate in the HP

Executive Deferred Compensation Plan (the “EDCP”). This plan is maintained to permit executives to defer some of their compensation in order to also defer taxation on such amounts. This is a standard benefit plan also offered by most of our peer group companies. The EDCP permits deferral of base pay in excess of the amount taken into account under the qualified HP 401(k) Plan ($265,000 in fiscal 2015) and up to 95% of the annual incentive payable under the PfR Plan. In addition, we make a 4% matching contribution to the plan on base pay contributions in excess of IRS limits up to a maximum of two times that limit. This is the same percentage as that which those executives are eligible to receive under the HP 401(k) Plan. In effect, the EDCP permits these executives and all employees to receive a 401(k)-type matching contribution on a portion of base-pay deferrals in excess of IRS limits. Amounts deferred or matched under the EDCP are credited with investment earnings based on investment options selected by the participant from among proprietary funds available to employees under the HP 401(k) Plan. No amounts earn above-market returns.

Consistent with its practice of not providing any special or supplemental executive defined benefit programs, including arrangements that would otherwise provide special benefits to the family of a deceased executive, in 2011 the HRC Committee adopted a policy that, unless approved by our stockholders pursuant to an advisory vote, we will not enter into a new plan, program or agreement or modify an existing plan, program or agreement with a Section 16 officer that provides for payments, grants or awards following the death of the officer in the form of unearned salary or unearned annual incentives, accelerated vesting or the continuation in force of unvested equity grants, perquisites, and other payments or awards made in lieu of compensation, except to the extent that such payments, grants or awards are provided or made available to our employees generally.

Broad-based Changes to Equity Provisions

In fiscal 2015, the HP HRC Committee approved three changes to equity provisions for all employees generally:

•	Effective August 1, 2015, employees will generally have up to three months to exercise vested stock options following termination. Employees previously generally had to exercise their vested options by termination date. This change was made considering market practice and to enable employees subject to insider trading restrictions sufficient time to reach the next open trading window.

•	Effective January 1, 2016, employees will fully vest in RSUs and PARSUs upon termination due to death or complete, permanent disability. PARSUs will vest at target. Previously, employees were entitled to prorated vesting upon death and full vesting upon disability for RSUs, and prorated vesting upon either death or disability for PARSUs. These changes were made to align with market practice and the existing treatment of options, and to enable attraction and retention of talent.

•	Also effective January 1, 2016 for US employees, the definition of retirement with respect to treatment of equity to: 55 years of age and age plus years of service of at least 70 at termination. Previously, the definition was: at least 55 years of age and 15 years of service. Employees who meet the retirement definition are entitled to full vesting in equity upon termination, except that vesting in PARSUs occurs at the end of the applicable performance period subject to performance and vesting in PCSOs will only occur if performance conditions are met. This change will not affect any of our current NEOs in fiscal 2016 and was made to enable healthy turnover.

Perquisites

Consistent with the practices of many of our peer group companies, we provide a small number of perquisites to our senior executives, including the NEOs, as discussed below.

We provide our NEOs with financial counseling services to assist them in obtaining professional financial advice, which is a common benefit among our peer group companies, for convenience and to increase the understanding and effectiveness of our executive compensation program.

Due to our global presence, we maintain a certain number of corporate aircraft. Personal use of these aircraft by the CEO and some of her direct reports, including all of the NEOs, is permitted, subject to availability. The CEO may use HP aircraft for personal purposes in her own discretion and, at times, is advised to use HP aircraft for personal travel for security reasons. Executive Council members may use HP aircraft for personal purposes, if available and approved by the CEO. The CEO and Executive Council members are taxed on the value of this usage according to IRS rules. There is no tax gross-up paid on the income attributable to this value. In fiscal 2012, Ms. Whitman entered into a “time-sharing agreement” with HP, under which she reimburses us for costs incurred in connection with certain personal travel on corporate aircraft above a certain amount.

Following a global risk management review commissioned by the Audit Committee, security systems were installed at the personal residences of some of our executives, including the NEOs. These protections are provided due to the range of security issues that may be encountered by key executives of any large, multinational corporation.

Prior to October 2015, Mr. Weisler’s home location was Singapore and he was on international assignment in Palo Alto, California. In connection with his appointment as CEO of HP Inc. effective at the separation, Mr. Weisler relocated to Palo Alto in October 2015. While on international assignment, Mr. Weisler had been receiving certain benefits, including tax equalization benefits, under the executive mobility program. In lieu of relocation benefits under the executive mobility program, Mr. Weisler received a relocation bonus of $2.4 million in fiscal 2015 in connection with his permanent move to Palo Alto, which along with immigration and tax services benefits of up to $60,000 in fiscal 2016, was intended to cover all costs incurred by Mr. Weisler related to the relocation.

Severance Plan for Executive Officers

In fiscal 2015 our Section 16 officers (including all of the NEOs) were covered by the HP Severance Plan for Executive Officers (“SPEO”), which is intended to protect HP and its stockholders, and provide a level of transition assistance in the event of an involuntary termination of employment. Under the SPEO, participants who incur an involuntary termination, not for cause, and who execute a full release of claims following such termination, which release has not been revoked or attempted to be revoked, are eligible to receive severance benefits in an amount determined as a multiple of base pay, plus the average of the actual annual incentives paid for the preceding three years. In the case of the NEOs, the multiplier is 1.5. In the case of the CEO, the multiplier would have been 2.0 under the terms of the SPEO, but Ms. Whitman elected to be eligible for the same multiplier as the other NEOs. In all cases, this benefit will not exceed 2.99 times the sum of the executive’s base pay plus target annual incentive as in effect immediately prior to the termination of employment.

Although the majority of compensation for our executives is performance-based and largely contingent upon achievement of financial goals, the HRC Committee continues to believe that the SPEO provides important protection to the Section 16 officers and is appropriate for the attraction and retention of executive talent. In addition, we find it more equitable to offer severance benefits based on a standard formula for the Section 16 officers because severance often serves as a bridge when employment is involuntarily terminated, and should therefore not be affected by other, longer-term accumulations. As a result, and consistent with the practice of our peer group companies, other compensation decisions are not generally based on the existence of this severance protection.

In addition to the cash benefit, SPEO participants are eligible to receive (1) a pro-rata annual incentive for the year of termination based on actual performance results, at the discretion of the HRC Committee, (2) pro-rata vesting of unvested equity awards, if the executive has worked at least 25% of the applicable service vesting period and only if any applicable performance conditions have been satisfied, and (3) for payment of a lump-sum health-benefit stipend of an amount equal to 18 months’ COBRA premiums for continued group medical coverage for the executive and his or her eligible dependents, to the extent those premiums exceed 18 times the monthly premiums for active employees in the same plan with the same level of coverage as of the date of termination. Consistent with general market practice, the HRC Committee amended the SPEO, effective November 1, 2015, to provide that for purposes of pro-rata equity vesting, there is no longer a requirement that the executive has worked at least 25% of the applicable service vesting period. This avoids situations that might be affected by the “cliff nature” of the previous design. In addition, the pro-rated vesting provision by itself acknowledges situations where termination occurs shortly after an award.

Benefits in the Event of a Change in Control

Until November 1, 2015, we did not provide specific change in control benefits to our executive officers. While the Board or the HRC Committee had broad discretion to accelerate vesting of all stock and stock option awards upon a change in control, accelerated vesting was not automatic. This approach allowed the Board or the HRC Committee to decide whether to vest equity after taking into consideration the facts and circumstances of a given transaction. As a result, the NEOs could become fully vested in their outstanding equity awards upon a change in control only if the Board or the HRC Committee affirmatively acts to accelerate vesting.

Effective November 1, 2015, HRC Committee approved the Severance and Long-term Incentive Change in Control Plan for Executive Officers (the “Change in Control Plan”). Absent change in control, the new plan provides for the same benefits as the SPEO. In addition, the Change in Control Plan provides for full vesting of outstanding stock options, RSUs, PCSOs, and PARSUs upon involuntary termination not for cause or voluntary termination for good reason (as defined in the plan) within 24 months after a change in control (“double trigger”), and in situations where equity awards are not assumed by the surviving corporation (a “modified double trigger”). The Change in Control Plan further provides that under a double trigger, PARSUs will vest based on target performance, whereas under a modified double trigger, PARSUs will vest based upon the greater of the number of PARSUs that would vest based on actual performance and the number of PARSUs that would vest pro-rata based upon target performance.

The HRC approved the Change in Control Plan as it determined that providing for double trigger and modified double trigger equity acceleration is consistent with market practice, will provide clarity to prospective and current executives and help attract and retain talent.

Other Compensation-Related Matters

Succession Planning

Among the HRC Committee’s responsibilities described in its charter is to oversee succession planning and leadership development. The Board plans for succession of the CEO and annually reviews senior management selection and succession planning that is undertaken by the HRC Committee. As part of this process, the independent directors annually review the HRC Committee’s recommended candidates for senior management positions to see that qualified candidates are available for all positions and that development plans are being utilized to strengthen the skills and qualifications of the candidates. The criteria used when assessing the qualifications of potential CEO successors include, among others, strategic vision and leadership, operational excellence, financial management, executive officer leadership development, ability to motivate employees, and an ability to develop an effective working relationship with the Board.

In fiscal 2015, with the separation in focus, the HRC Committee conducted a full executive talent review of all proposed candidates for executive leadership positions. The focus was on ensuring that both companies were set up for success with the necessary level of public company leadership experience and potential for the future needs of the organization.

In addition, as part of the organization design and talent selection process to staff both companies, management reviewed selection recommendations below the senior leadership level, considering skill sets, performance, potential and diversity.

Finally, the Board and Chief Human Resources Officer conducted a rigorous process to recruit and select highly qualified board directors for each company, and helped create two of the most diverse boards in the technology industry.

Stock Ownership Guidelines

Our stock ownership guidelines are designed to align executives’ interests more closely with those of stockholders and mitigate compensation-related risk for HP. The current guidelines provide that, within five years of assuming a designated position, the CEO should attain an investment position in our stock equal to seven times her base salary and all other EVPs should attain an investment position equal to five times their base salaries. Shares counted toward these guidelines include any shares held by the executive directly or through a broker, shares held through the HP 401(k) Plan, shares held as restricted stock, shares underlying time-vested RSUs, and shares underlying vested but unexercised stock options (50% of the in-the-money value of such options is used for this calculation). Ms. Lesjak is the only NEO who has been in a role covered by our stock ownership guidelines for over five years and she is in compliance with the stock ownership guidelines. In addition, our other NEOs were on track for compliance within the required time or held the required investment position in our stock as of the end of fiscal 2015.

The HRC Committee has adopted a policy prohibiting our executive officers from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) including, among other things, short sales and transactions involving publicly traded options. In addition, with limited exceptions, our executive officers are prohibited from holding HP securities in margin accounts and from pledging HP securities as collateral for loans. We believe that these policies further align our executives’ interests with those of our stockholders.

Accounting and Tax Effects

The impact of accounting treatment is considered in developing and implementing our compensation programs, including the accounting treatment as it applies to amounts awarded or paid to our executives.

The impact of federal tax laws on our compensation programs is also considered, including the deductibility of compensation paid to the NEOs, as limited by Section 162(m) of the Code. Our compensation program is designed with the intention that compensation paid in various forms may be eligible to qualify for deductibility under Section 162(m), but there may be exceptions for administrative or other reasons with a strong business justification.

Policy on Recovery of Annual Incentive in Event of Financial Restatement

In fiscal 2006, the Board adopted a “clawback” policy that permits the Board to recover certain annual incentives from senior executives whose fraud or misconduct resulted in a significant restatement of financial results. The policy allows for the recovery of annual incentives paid at or above target from those senior executives whose fraud or misconduct resulted in the restatement where the annual incentives would have been lower absent the fraud or misconduct, to the extent permitted by applicable law. Additionally, our incentive plan document allows for the recoupment of performance-based annual incentives and long-term incentives consistent with applicable law and the clawback policy. Also, in fiscal 2014, we added a provision to our equity grant agreements to clarify that they are subject to the clawback policy.

HRC Committee Report on Executive Compensation

The HRC Committee of the Board of HP has reviewed and discussed with management this Compensation Discussion and Analysis. Based on this review and discussion, it has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K of HP filed for the fiscal year ended October 31, 2015.

HRC Committee of the Board of Directors

Charles V. Bergh

Carl Bass

Rajiv L. Gupta, Chair

Stacey Mobley

Summary Compensation Table

The following table sets forth information concerning the compensation of our CEO, our chief financial officer, our three other most highly compensated executive officers serving during fiscal 2015.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3)(4) ($)	Option Awards(5) ($)	Non-Equity Incentive Plan Compensation(6) ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings(8) ($)	All Other Compensation(9) ($)	Total ($)
Margaret C. Whitman	2015	1,500,058	—	7,771,200	5,113,585	2,453,262		—	297,441	17,135,546
President and Chief Executive Officer	2014	1,500,058	—	8,147,637	5,355,075	4,314,000		—	295,394	19,612,164
	2013	1	—	4,394,475	12,713,433	260,000	(7)	—	275,334	17,643,243

Catherine A. Lesjak	2015	850,033	—	3,287,819	2,163,437	868,864		95,650	51,862	7,317,665
Executive Vice President and Chief Financial Officer	2014	850,033	—	3,447,082	2,265,610	1,421,392		356,262	33,137	8,373,516
	2013	835,032	—	1,500,002	4,460,404	1,380,469		—	40,600	8,216,507

Dion J. Weisler	2015	774,999	—	3,286,543	2,163,437	386,719		—	12,116,105	18,727,803
Executive Vice President, Printing and Personal Systems Group	2014	831,251	—	3,133,726	2,059,650	1,722,400		—	5,765,765	13,512,792
	2013	647,478	2,302,598	1,603,213	3,473,722	33,208		—	1,089,993	9,150,212

Antonio F. Neri	2015	725,028	1,500,000	1,999,993	1,264,048	831,709		8,338	262,489	6,591,605
Executive Vice President and General Manager, Enterprise Group

Tracy S. Keogh	2015	700,027	—	3,793,332	1,180,059	715,535		—	55,847	6,444,800
Executive Vice President, Human Resources

(1)	Amounts shown represent base salary earned or paid during the fiscal year, as described under “Compensation Discussion and Analysis—Analysis of Elements of Fiscal 2015 Executive Compensation—Base Pay.” The fiscal 2015 salary amount for Mr. Weisler above reflects the conversion of Mr. Weisler’s salary from Singaporean dollars to U.S. dollars using the currency exchange rate in effect at the time of each payment to Mr. Weisler.

(2)	The fiscal 2015 bonus amount for Mr. Neri represents a signing bonus for an internal employment offer he received in fiscal 2014. Mr. Neri became a Section 16 Officer on August 1, 2015. The fiscal 2013 bonus amount for Mr. Weisler represents the second installment of a signing bonus of $1,552,869 paid under the terms of his employment offer letter, a retention bonus of $85,557 and a guaranteed portion of $664,172 of his annual incentive bonus payable under the PfR Plan.

(3)	The grant date fair value of all stock awards has been calculated in accordance with applicable accounting standards. In the case of RSUs, the value is determined by multiplying the number of units granted by the closing price of our stock on the grant date. For PARSUs awarded in fiscal 2015, amounts shown reflect the grant date fair value of the PARSUs for the two- and three-year performance periods beginning with fiscal 2015 based on the probable outcome of performance conditions related to these PARSUs at the grant date. For PARSUs awarded in fiscal 2014, amounts shown reflect the grant date fair value of the PARSUs for the two- and three-year performance periods beginning with fiscal 2014 based on the probable outcome of performance conditions related to these PARSUs at the grant date. The 2014 and 2015 PARSUs include both market-related (TSR) and internal (ROIC) performance goals as described under the “Compensation Discussion and Analysis–Fiscal 2015 Long-term Incentive Compensation.” Consistent with the applicable accounting standards, the grant date fair value of the market-related TSR component has been determined using a Monte Carlo simulation model. The table below sets forth the grant date fair value for the PARSUs granted in fiscal 2015:

Name	Probable Outcome of Performance Conditions Grant Date Fair Value ($) *	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)	Market-related Component Grant Date Fair Value ($) **
Margaret C. Whitman	1,703,056	3,406,111	2,134,973
Catherine A. Lesjak	720,525	1,441,050	903,260
Dion J. Weisler	720,525	1,441,050	903,260
Antonio F. Neri	—	—	—
Tracy S. Keogh	393,027	786,054	492,657

*	Amounts shown represent the grant date fair value of the PARSUs subject to the internal ROIC performance goal (i) based on the probable or target outcome as of the date the goals were set and (ii) based on achieving the maximum level of performance for the two- and three-year performance periods beginning in fiscal 2015. The grant date fair value of the ROIC goal component of the PARSUs awarded on December 10, 2014 was $37.36 per unit, which was the closing share price of our common stock on December 10, 2014.

**	Amounts shown represent the grant date fair value of PARSUs subject to the market-related TSR goal component of the PARSUs, for which expense recognition is not subject to probable or maximum outcome assumptions. The weighted-average grant date fair value of the market-related TSR goal component of the PARSUs awarded on December 10, 2014 was $46.84 per unit, which was determined using a Monte Carlo simulation model. The significant assumptions used in this simulation model were a volatility rate of 33.59%, a risk-free interest rate of 0.97%, and a dividend yield rate of 1.7%.

(4)	In connection with the separation of Hewlett Packard Enterprise from HP Inc., Segment 1 of fiscal year 2014 PARSUs were vested and settled during fiscal year 2015 (based on relative TSR and ROIC performance as of July 31, 2015). Please see section Separation-Related Equity Award Amendments of the Compensation Discussion and Analysis for additional information, including rationale. This settlement resulted in incremental compensation cost that is reflected in this column and is shown in the table below. The incremental cost of $1.0171 per TSR Segment 1 target unit was determined using a Monte Carlo simulation model. The significant assumptions used in this simulation were a volatility rate of 24.82%, a risk-free interest rate of 0.43% and a dividend yield rate of 2.32%

Name	Incremental Compensation Cost ($)
Margaret C. Whitman	33,161
Catherine A. Lesjak	14,030
Dion J. Weisler	12,754
Antonio F. Neri	—
Tracy S. Keogh	7,653

(5)	The grant date fair value of PCSO awards is calculated using a combination of a Monte Carlo simulation model and a lattice model as these awards contain market conditions. For information on the assumptions used to calculate the fair value of the awards, refer to Note 5 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2015, as filed with the SEC on December 16, 2015.

(6)	Amounts shown represent payouts under the PfR Plan (amounts earned during the applicable fiscal year but paid after the end of that fiscal year).

(7)	Based on the previously established fiscal 2013 financial metrics and MBOs under the PfR Plan, the independent directors of the Board determined that Ms. Whitman’s bonus for fiscal 2013 was approximately $3,970,000, or 132.3% of target, reflecting outstanding performance for the year. This reflected the Board’s recognition of Ms. Whitman’s performance on behalf of HP, and the members’ assessment that her performance in fiscal 2013 was above target. In 2013, the HRC established a target compensation level for Ms. Whitman aligned with the market median. This amount included a target LTI award of $13.4 million. Due to timing delays with the grant that were necessary to accommodate stock plan share limits and the associated stock price changes during those delays, and higher-than-planned financial valuations of the grant, the aggregate grant date fair value of the LTI award was $17.11 million or $3.71 million higher than the established target LTI. Accordingly, the independent directors determined it was in the best interest of HP and its stockholders to offset this higher financial LTI valuation by the cash bonus otherwise payable to Ms. Whitman under the PfR Plan, resulting in Ms. Whitman receiving $3,710,000 of her $3,970,000 bonus through LTI grant value, and $260,000 in cash payment. This is reflected in the amount above.

(8)

Amounts shown represent the increase in the actuarial present value of NEO pension benefits during the applicable fiscal year. There is no amount shown for NEOs in a year where there has been a decrease in the actuarial present value of pension benefits, which occurred for Ms. Lesjak due to an increase in the discount rates used to determine these present values as of October 31, 2013 compared to those used as of October 31, 2012. As described in more detail under “Narrative to the Fiscal 2015 Pension Benefits Table” below, pension accruals have ceased for all NEOs, and NEOs hired after the dates that pension accruals ceased are not eligible to participate in any such pension plan. Although due to his current participation in the International Retirement Guarantee, Mr. Neri could accrue additional benefits if he were transferred at HPE’s request to another country, since this has not happened, there are no additional pension accruals for any NEOs. Accordingly, the amounts reported for the NEOs do not reflect additional accruals but reflect the passage of one more year from the prior present value calculation and changes in other actuarial assumptions. The assumptions used in calculating the changes in pension benefits are described in footnote (2) to the “Fiscal 2015 Pension Benefits Table” below. No HP Inc. or Hewlett Packard Enterprise plan provides for above-market earnings on deferred compensation amounts, so the amounts reported in this column do not reflect any such earnings.

(9)	The amounts shown are detailed in the “All Other Compensation Table” below.

Fiscal 2015 All Other Compensation Table

The following table provides additional information about the amounts that appear in the “All Other Compensation” column in the “Summary Compensation Table” above:

Name	401(k) Company Match(1) ($)	NQDC Company Match(2) ($)	Mobility Program(3) ($)	Security Services/ Systems(4) ($)	Legal Fees ($)	Severance Payments ($)	Personal Aircraft Usage(5) ($)	Tax Benefit(6) ($)	Miscellaneous(7) ($)	Total AOC ($)
Margaret C. Whitman	10,600	—	—	719	—	—	268,122	—	18,000	297,441
Catherine A. Lesjak	10,600	9,600	—	12,662	—	—	—	—	19,000	51,862
Dion J. Weisler	1,227	—	2,957,219	24,476	—	—	1,199	9,104,044	27,940	12,116,105
Antonio F. Neri	7,950	—	140,057	—	—	—	1,729	101,100	11,653	262,489
Tracy S. Keogh	10,267	10,400	10,693	1,285	—	—	5,202	—	18,000	55,847

(1)	Represents matching contributions made under the HP 401(k) Plan.

(2)	Represents matching contributions credited during fiscal 2015 under the HP Executive Deferred Compensation Plan with respect to the 2014 calendar year of that plan.

(3)	For Mr. Neri and Ms. Keogh represents benefits provided under our domestic executive mobility program. Mr. Neri relocated from Houston, Texas to Palo Alto, California in November 2014 and Ms. Keogh relocated from Deerfield, Illinois to Palo Alto, California in April 2011. For Mr. Weisler, represents benefits provided under our executive mobility program related to his international assignment of $557,219, and a relocation bonus in lieu of mobility program benefits in the amount of $2.4 million for his permanent relocation from Singapore to Palo Alto, California. Until October 2015, Mr. Weisler’s home location was Singapore and Mr. Weisler was on assignment in Palo Alto, California. In October 2015, Mr. Weisler permanently moved to Palo Alto.

(4)	Represents home security services provided to the NEOs. Although security systems were installed at our request, consistent with SEC guidance, the expense is reported here as a perquisite due to the fact that there is an incidental personal benefit.

(5)	Represents the value of personal usage of HP corporate aircraft. For purposes of reporting the value of such personal usage in this table, we use data provided by an outside firm to calculate the hourly cost of operating each type of aircraft. These costs include the cost of fuel, maintenance, landing and parking fees, crew, catering and supplies. For trips by NEOs that involve mixed personal and business usage, we include the incremental cost of such personal usage (i.e., the excess of the cost of the actual trip over the cost of a hypothetical trip without the personal usage). For income tax purposes, the amounts included in NEO income are calculated based on the standard industry fare level valuation method. No tax gross-ups are provided for this imputed income.

(6)	In connection with his international assignment from Singapore to Palo Alto, Mr. Weisler was eligible for a tax equalization benefit under our executive mobility program. This benefit is designed to equalize the income and social taxes paid by Mr. Weisler so that his total income and social tax costs related to any earnings from HP while on international assignment was no more than the amount he would have paid had all of the earnings been taxable solely pursuant to Singapore income and social tax laws. After fiscal 2015, Mr. Weisler is not eligible for additional tax equalization benefits, but due to timing there may be an assignment related trailing tax impact in fiscal 2016. For Mr. Neri the amount represents tax assistance benefits provided under the domestic executive mobility program.

(7)	Includes amounts paid either directly to the executives or on their behalf for financial counseling, as follows: Ms. Whitman: $18,000; Ms. Lesjak: $18,000; Mr. Weisler: $18,000; Ms. Keogh: $18,000; and Mr. Neri: $10,125. In addition, includes the following: an employer charitable donation match of $1,000 for Ms. Lesjak, $1,528 of imputed income with respect to attendance at an HP event by a personal guest for Mr. Neri, and $9,940 of required contributions to Singapore’s Central Provident Fund, a social security savings plan, for Mr. Weisler.

Narrative to the Summary Compensation Table

The amounts reported in the “Summary Compensation Table,” including base pay, annual and LTI award amounts, benefits and perquisites, are described more fully under “Compensation Discussion and Analysis.”

The amounts reported in “Non-Equity Incentive Plan Compensation” column include amounts earned in fiscal 2015 by each of the NEOs under the PfR Plan. The narrative description of the remaining information in the “Summary Compensation Table” is provided in the narrative to the other compensation tables.

Grants of Plan-Based Awards in Fiscal 2015

The following table provides information on awards granted under the PfR Plan for fiscal 2015 and awards of RSUs, PCSOs, and PARSUs granted as part of fiscal 2015 long-term incentive compensation:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or Units(4)(5) (#)	All Other Option Awards: Number of Securities Underlying Options(6) (#)	All Other Option Awards: Exercise or Base Price of Option Awards ($)	Grant- Date Fair Value of Stock and Option Awards(7) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Margaret C. Whitman
PfR		30,000	3,000,000	7,500,000	—	—	—	—	—	—	—
RSU	12/10/2014	—	—	—	—	—	—	104,390	—	—	3,900,010
PCSO	12/10/2014	—	—	—	—	605,158	—	—	—	37.36	5,113,585
PARSU	12/10/2014	—	—	—	45,585	91,170	182,340	—	—	—	3,838,028
PARSU Modification	12/11/2013	—	—	—	—	—	—	32,603	—	—	33,161
Catherine A. Lesjak
PfR		10,625	1,062,500	2,656,250	—	—	—	—	—	—	—
RSU	12/10/2014	—	—	—	—	—	—	44,165	—	—	1,650,004
PCSO	12/10/2014	—	—	—	—	256,028	—	—	—	37.36	2,163,437
PARSU	12/10/2014	—	—	—	19,286	38,572	77,144	—	—	—	1,623,785
PARSU Modification	12/11/2013	—	—	—	—	—	—	13,794	—	—	14,030
Dion J. Weisler
PfR		10,313	1,031,250	2,578,125	—	—	—	—	—	—	—
RSU	12/10/2014	—	—	—	—	—	—	44,165	—	—	1,650,004
PCSO	12/10/2014	—	—	—	—	256,028	—	—	—	37.36	2,163,437
PARSU	12/10/2014	—	—	—	19,286	38,572	77,144	—	—	—	1,623,785
PARSU Modification	12/11/2013	—	—	—	—	—	—	12,540	—	—	12,754
Antonio F. Neri
PfR		9,063	906,250	2,265,625	—	—	—	—	—	—	—
RSU	12/10/2014	—	—	—	—	—	—	53,533	—	—	1,999,993
Stock Options	12/10/2014	—	—	—	—	—	—	—	160,616	37.36	1,264,048
Tracy S. Keogh
PfR		8,750	875,000	2,187,500	—	—	—	—	—	—	—
RSU	12/10/2014	—	—	—	—	—	—	53,533	—	—	1,999,993
RSU	12/10/2014	—	—	—	—	—	—	24,090	—	—	900,002
PCSO	12/10/2014	—	—	—	—	139,652	—	—	—	37.36	1,180,059
PARSU	12/10/2014	—	—	—	10,520	21,039	42,078	—	—	—	885,684
PARSU Modification	12/11/2013	—	—	—	—	—	—	7,524	—	—	7,653

(1)	Amounts represent the range of possible cash payouts for fiscal 2015 awards under the PfR Plan.

(2)	PCSO awards vest as follows: one third of the PCSO award will vest upon continued service of one year and our closing stock price is at least 10% over the grant date stock price for at least 20 consecutive trading days within two years from the date of grant; one third will vest upon continued service for two years and our closing stock price is at least 20% over the grant date stock price for at least 20 consecutive trading days within three years from the date of grant; and one third will vest upon continued service of three years and our closing stock price is at least 30% over the grant date stock price for at least 20 consecutive trading days within four years from the date of grant. All PCSO awards have an eight-year term.

(3)

PARSU award amounts represent the range of shares that may be released at the end of the two- and three-year performance periods applicable to the PARSU award assuming achievement of threshold, target and maximum performance. PARSUs vest as follows: 50% of the PARSUs are eligible for vesting based on performance over two years with continued service, and 50% of the PARSUs are eligible for vesting based on performance over three years with continued service. The awards eligible for two-year vesting are 50% contingent upon our two-year RTSR and 50% contingent on our ROIC performance, and similarly, the awards eligible for three-year vesting are 50% contingent upon our three-year RTSR and 50% contingent on our ROIC performance. If our RTSR and ROIC performance is below threshold for the performance period, no shares will be released for the applicable segment. For additional details, see the discussion of PARSU awards under “Compensation Discussion and Analysis—Determination of Fiscal 2015 Executive Compensation—Fiscal 2015 Long-Term Incentive Compensation—2015 Performance-Adjusted Restricted Stock Units.”

(4)	RSUs vest as to one-third of the units on each of the first three anniversaries of the grant date, subject to continued service, except Ms. Keogh’s RSU grant valued at $1,999,993 vests as to one-fourth of the units on each of the first four anniversaries of the grant date, subject to continued service.

(5)	In connection with the separation of Hewlett Packard Enterprise from HP Inc., the HRC committee approved amendments to certain outstanding long-term incentive awards including the PARSUs that were granted on December 11, 2013 (fiscal 2014) and labeled PARSU Modification in this table. For PARSU Modification, these values represent the number of target units associated with the incremental compensation cost of accelerating vesting of Segment 1, fiscal 2014 PARSUs to September 17, 2015. For additional information, see section “Separation-Related Equity Award Amendments”of the Compensation Discussion and Analysis.

(6)	Stock option awards vest as to one-third of the shares on each of the first, second and third anniversaries of the date of grant.

(7)	See footnote (3) to the “Summary Compensation Table” for a description of the method used to determine the grant date fair value of stock awards. For PARSU Modification, values represent the incremental compensation cost of accelerating Segment 1, fiscal 2014 PARSUs to September 17, 2015.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table provides information on stock and option awards held by the NEOs as of October 31, 2015:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2) (#)	Option Exercise Price(3) ($)	Option Expiration Date(4)	Number of Shares or Units of Stock That Have Not Vested(5)(6) (#)	Market Value of Shares or Units of Stock That Have Not Vested(7) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(8) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7) ($)
Margaret C. Whitman	1,900,000	—	—	23.59	9/27/2019	184,928	4,985,659	93,117	2,510,434
	636,847	—	—	26.38	12/14/2019	—	—	—	—
	1,500,000	—	—	13.83	12/6/2020	—	—	—	—
	1,212,943	—	—	15.02	1/2/2021	—	—	—	—
	393,996	—	196,998	26.99	12/11/2021	—	—	—	—
	—	—	605,158	37.36	12/10/2022	—	—	—	—

Catherine A. Lesjak	—	—	109,730	27.34	12/12/2019	152,524	4,112,047	39,396	1,062,116
	306,147	—	—	13.83	12/6/2020	—	—	—	—
	83,345	—	83,346	26.99	12/11/2021	—	—	—	—
	—	—	256,028	37.36	12/10/2022	—	—	—	—

Dion J. Weisler	—	12,500	—	27.15	1/19/2020	87,341	2,354,713	39,396	1,062,116
	186,809	—	186,809	26.23	8/1/2021	—	—	—	—
	75,769	—	75,769	26.99	12/11/2021	—	—	—	—
	—	—	256,028	37.36	12/10/2022	—	—	—	—

Antonio F. Neri	5,000	—	—	48.45	4/21/2016	64,026	1,726,141	—	—
	2,500	—	—	33.44	12/1/2016	—	—	—	—
	16,300	—	—	23.59	9/27/2019	—	—	—	—
	16,500	—	—	28.41	12/7/2019	—	—	—	—
	107,142	—	—	13.83	12/6/2020	—	—	—	—
	38,826	19,413	—	26.99	12/11/2021	—	—	—	—
	53,538	107,078	—	37.36	12/10/2022	—	—	—	—

Tracy S. Keogh	—	—	54,865	27.34	12/12/2019	83,383	2,248,006	21,488	579,316
	263,196	—	—	13.83	12/6/2020	—	—	—	—
	45,461	—	45,462	26.99	12/11/2021	—	—	—	—
	—	—	139,652	37.36	12/10/2022	—	—	—	—

(1)	The 12,500 share option held by Mr. Weisler fully vests with continued service as to 12,500 of the shares on the fourth anniversary of January 19, 2012, the date of the grant. The 19,413 share option held by Mr. Neri fully vests with continued service as to 19,413 of the shares on the third anniversary of December 11, 2013, the date of the grant. The 107,078 share option held by Mr. Neri vests with continued service as to 53,539 of the shares on each of the second and third anniversaries of December 10, 2014, the date of the grant.

(2)	Option awards in this column vest upon satisfaction of certain stock price performance conditions of the FY12 annual PCSOs granted on December 12, 2011, and subject to continued service or as to one-third of the shares on each of the first, second, and third anniversaries of December 11, 2013 and December 10, 2014, the date of grant, or upon later satisfaction of certain stock price performance conditions, and subject to continued service in each case except for the following:

•

the 109,730 share option held by Ms. Lesjak will vest upon satisfaction of certain stock price performance conditions prior to the fourth anniversary of December 12, 2011, the date of grant, and continued service on the third anniversary of the grant date. If Ms. Lesjak retires prior to the achievement of the stock price performance conditions, the share option will vest pro-rata based on the number of months served during the first 36 months following the grant date;

•	the 186,809 share option held by Mr. Weisler vests as to one-half of the shares on the third anniversary of August 1, 2013, the date of grant, subject to the satisfaction of certain stock price performance conditions, and continued service until the stock price conditions are met.

(3)	Option exercise prices are the fair market value of our stock on the grant date.

(4)	All options have an eight-year term.

(5)	The amounts in this column include shares underlying dividend equivalent units granted with respect to outstanding stock awards through October 31, 2015. The release dates and release amounts for all unvested stock awards are as follows, assuming continued employment and satisfaction of any applicable financial performance conditions:

•	Ms. Whitman: March 20, 2016 (1,206 shares plus accrued dividend equivalent shares), December 10, 2016 (34,797 shares plus accrued dividend equivalent shares); December 11, 2016 (48,166 shares plus accrued dividend equivalent shares); and December 10, 2017 (34,797 shares plus accrued dividend equivalent shares)

•	Ms. Lesjak: December 6, 2015 (36,154 shares plus accrued dividend equivalent shares); December 10, 2015 (14,721 shares plus accrued dividend equivalent shares); December 11, 2015 (20,378 shares plus accrued dividend equivalent shares); December 10, 2016 (14,722 shares plus accrued dividend equivalent shares); December 11, 2016 (20,378 shares plus accrued dividend equivalent shares); and December 10, 2017 (14,722 shares plus accrued dividend equivalent shares)

•	Mr. Weisler: August 1, 2016 (13,344 shares plus accrued dividend equivalent shares); December 10, 2016 (14,722 shares plus accrued dividend equivalent shares); December 11 2016 (18,526 shares plus accrued dividend equivalent shares) and December 10, 2017 (14,722 shares plus accrued dividend equivalent shares);

•	Mr. Neri: June 16, 2016 (10,163 shares plus accrued dividend equivalent shares); December 10, 2016 (17,844 shares plus accrued dividend equivalent shares); December 11, 2016 (6,471 shares plus accrued dividend equivalent shares); June 16, 2017 (10,164 shares plus accrued dividend equivalent shares); and December 10, 2016 (17,844 shares plus accrued dividend equivalent shares); and

•	Ms. Keogh: December 10, 2016 (21,413 shares plus accrued dividend equivalent shares); December 11, 2016 (11,116 shares plus accrued dividend equivalent shares); December 10, 2017 (21,413 shares plus accrued dividend equivalent shares); and December 10, 2018 (13,384 shares plus accrued dividend equivalent shares).

(6)	The amounts in this column also include fiscal year 2014 PARSUs that were scheduled to vest in October 2016 and were converted to RSUs (see section “Separation-Related Equity Award Amendments” of the Compensation Discussion and Analysis for more information). The release date and release amounts are as follows, assuming continued employment and satisfaction of any applicable financial performance conditions:

•	Ms. Whitman: October 31, 2016 (60,043 shares plus accrued dividend equivalent shares)

•	Ms. Lesjak: October 31, 2016 (25,403 shares plus accrued dividend equivalent shares)

•	Mr. Weisler: October 31, 2016 (23,094 shares plus accrued dividend equivalent shares)

•	Ms. Keogh: October 31, 2016 (13,856 shares plus accrued dividend equivalent shares)

(7)	Value calculated based on the $26.96 closing price of our stock on October 31, 2015.

(8)	The amounts in this column include the amounts of PARSUs granted in fiscal 2015 plus accrued dividend equivalent shares. The shares are reported at target, but actual payout will be on achievement of performance goals at the end of the two- and three-year performance periods.

Option Exercises and Stock Vested in Fiscal 2015

The following table provides information about options exercised and stock awards vested for the NEOs during the fiscal year ended October 31, 2015:

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(3) ($)
Margaret C. Whitman	—	—	454,376	14,852,119
Catherine A. Lesjak	899,220	17,213,726	197,554	6,547,833
Dion J. Weisler	168,268	2,430,193	136,693	4,374,697
Antonio F. Neri	53,571	1,320,525	83,262	2,680,328
Tracy S. Keogh	363,522	6,668,699	130,836	4,303,765

(1)	Includes PARSUs, RSUs and accrued dividend equivalent shares.

(2)	Represents the amounts realized based on the difference between the market price of HP stock on the date of grant and the exercise price.

(3)	Represents the amounts realized based on the fair market value of our stock on the vesting date for PARSUs, RSUs and accrued dividend equivalent shares. Fair market value is determined based on the closing price of our stock on the applicable vesting date.

Fiscal 2015 Pension Benefits Table

The following table provides information about the present value of accumulated pension benefits payable to each NEO:

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year ($)

Margaret C. Whitman(3)	—	—	—	—

Catherine A. Lesjak	RP	21.3	336,721	—
	EBP	21.3	2,316,067	—

Dion J. Weisler(3)	—	—	—	—

Antonio F. Neri	Nederland Plan	3.2	52,923	—
	RP	6.8	69,802	—
	EBP	6.8	20,138	—
	IRG	19.5	81,039	—

Tracy S. Keogh(3)	—	—	—	—

(1)	The “RP” and the “EBP” are the qualified HP Retirement Plan and the nonqualified HP Excess Benefit Plan, respectively. All benefits are frozen under these plans. The RP has been merged into the HP Inc. Pension Plan (formerly known as the Hewlett-Packard Company Pension Plan). Mr. Neri also participates in Stichting Pensioenfonds HP Nederland (Nederland Plan) and International Retirement Guarantee (IRG).

(2)	The present value of accumulated benefits is shown at the age 65 unreduced retirement age for the RP and the EBP using the assumptions under Accounting Standards Codification (ASC) Topic 715-30 Defined Benefit Plans—Pension for the 2015 fiscal year-end measurement (as of October 31, 2015). The present value is based on a discount rate of 4.43% for the RP and 3.32% for the EBP, lump sum interest rates of 1.69% for the first five years, 4.11% for the next 15 years and 5.07% thereafter, and applicable mortality for lump sums and the RP-2014 White-Collar Table Projected Generationally with MP-2015 for annuity payment forms. As of October 31, 2014 (the prior measurement date), the ASC Topic 715-30 assumptions included a discount rate of 4.39% for the RP and 3.34% for the EBP, lump sum interest rates of 1.40% for the first five years, 3.98% for the next 15 years and 5.04% thereafter, and applicable mortality and the RP-2014 White-Collar Table Projected Generationally with MP-2014 for annuity payment forms. Mr. Neri participated in a Hewlett-Packard pension plan while employed in the Netherlands. The present value for this plan is based on a discount rate of 2.47% and mortality in accordance with the AG forecast table 2014. As of October 31, 2014, the assumptions included a discount rate of 2.77% and mortality in accordance with the AG forecast table 2014. The earliest unreduced retirement age in the Dutch pension plan is age 67. Due to his company requested transfer from the Netherlands to the US, Mr. Neri is also covered under the International Retirement Guarantee or IRG. The present value of IRG benefits is based on a discount rate of 3.55%, lump sum interest rates of 1.69% for the first five years, 4.11% for the next 15 years and 5.07% thereafter, and applicable mortality. As of October 31, 2014, the assumptions included a discount rate of 3.47%, lump sum interest rates of 1.40% for the first five years, 3.98% for the next 15 years and 5.04% thereafter, and applicable mortality. The earliest unreduced retirement age for the IRG based on Mr. Neri’s employment history is age 65.

(3)	Ms. Whitman, Mr. Weisler and Ms. Keogh are not eligible to receive benefits under any defined benefit pension plan because we ceased benefit accruals under all of our U.S.-qualified defined benefit pension plans prior to the commencement of their employment with HP.

Narrative to the Fiscal 2015 Pension Benefits Table

No NEO currently accrues a benefit under any qualified or non-qualified defined benefit pension plan because we ceased benefit accruals in all of our U.S.-qualified defined benefit pension plans (and their non-qualified plan counterparts) in prior years. Benefits previously accrued by the NEOs under HP pension plans are payable to them following termination of employment, subject to the terms of the applicable plan.

As a result of the separation of Hewlett Packard Enterprise from HP Inc. as of November 1, 2015, all employees of both companies have been considered in the pension table for the period ending October 31, 2015. Additionally, pension plans that have become Hewlett Packard Enterprise plans as of November 1, 2015 which cover the NEOs also are considered. In future years, only employees of HP Inc. with benefits under plans maintained by HP Inc. will be considered in this disclosure. The RP, EBP, EDS RP and Restoration Plan are remaining with HP Inc. Mr. Neri is an Hewlett Packard Enterprise employee so will not appear in future pension benefit disclosures for HP Inc. Mr. Neri will be considered a terminated vested participant in the RP and EBP, but since the separation of the companies is not deemed a separation from service, his EBP benefit will not become payable until he terminates employment with Hewlett Packard Enterprise. Ms. Lesjak, Mr. Weisler, and Ms. Keogh are HP Inc. employees.

Terms of the HP Retirement Plan

Ms. Lesjak and Mr. Neri earned benefits under the RP and the EBP based on pay and service prior to 2008. The RP is a traditional defined benefit plan that provided a benefit based on years of service and the participant’s “highest average pay rate,” reduced by a portion of Social Security earnings. “Highest average pay rate” was determined based on the 20 consecutive fiscal quarters when pay was the highest. Pay for this purpose included base pay and bonus, subject to applicable IRS limits. Benefits under the RP may be taken in one of several different annuity forms or in an actuarially equivalent lump sum. Benefits calculated under the RP are offset by the value of benefits earned under the HP Deferred Profit Sharing Plan (the “DPSP”) before November 1, 1993. Together, the RP and the DPSP constitute a “floor-offset” arrangement for periods before November 1, 1993.

Benefits not payable from the RP and the DPSP due to IRS limits are paid from the nonqualified EBP under which benefits are unfunded and unsecured. When an EBP participant terminates employment, the benefit liability is transferred to the EDCP, where an account is established for the participant. That account is then credited with hypothetical investment earnings (gains or losses) based upon the investment election made by participants from among investment options similar to those offered under the HP 401(k) Plan. There is no formula that would result in above-market earnings or payment of a preferential interest rate on this benefit.

At the time of distribution, amounts representing EBP benefits are paid from the EDCP in a lump sum or installment form, according to pre-existing elections made by those participants, except that participants with a small benefit or who have not qualified for retirement status (age 55 with at least 15 years of service) are paid their EBP benefit in January of the year following their termination, subject to any delay required by Section 409A of the Code.

Terms of the Nederland Plan

Mr. Neri earned a pension benefit based on his final pay and years of service while employed by Hewlett-Packard in the Netherlands. The pension plan considers a pensionable base which is salary less an offset; the offset reflects the Social Security benefits which do not vary with pay levels and for 2015 was €12,642. The annual accrual that was provided when Mr. Neri participated was 1.75% of his final pensionable base. There is also a 70% spouse’s benefit provided upon his death while receiving retirement payments. The benefit under the Dutch pension plan is subject to an annual conditional indexation. In 2014, with Dutch law changes to extend unreduced retirement ages, all previously accrued benefits were converted to a pension commencing at age 67.

Terms of the IRG

Employees who transferred internationally at the Company’s request prior to 2000 were put into an international umbrella plan. This plan determines the country of guarantee which is generally the country in which an employee has spent the longest portion of his Hewlett-Packard career. For Mr. Neri, the country of guarantee is currently the US. The IRG determines the present value of a full career benefit for Mr. Neri under the US plan terms and US Social Security (since the US is his country of guarantee) then offsets the present value of the retirement benefits from plans and Social insurance systems in the countries in which he earned retirement benefits for his total period of Hewlett-Packard employment. The net benefit value is payable as a single sum as soon as practicable after termination or retirement. This is a nonqualified retirement plan.

We do not sponsor any other supplemental defined benefit pension plans or special retiree medical benefit plans for executive officers.

Fiscal 2015 Non-qualified Deferred Compensation Table

The following table provides information about contributions, earnings, withdrawals, distributions, and balances under the EDCP:

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions(3) ($)	Aggregate Balance at FY End(4) ($)
Margaret C. Whitman	—	—	—	—	—
Catherine A. Lesjak	14,100	9,600	163,142	(2,594,438)	3,361,662
Dion J. Weisler(5)	—	—	—	—	—
Antonio F. Neri	—	—	—	—	—
Tracy S. Keogh	587,225	10,400	26,728	—	1,603,218

(1)	The amounts reported here as “Executive Contributions” and “Registrant Contributions” are reported as compensation to such NEO in the “Summary Compensation Table” above.

(2)	The contributions reported here as “Registrant Contributions” were made in fiscal 2015 with respect to calendar year 2014 participant base-pay deferrals. During fiscal 2015, the NEOs were eligible to receive a 4% matching contribution on base-pay deferrals that exceeded the IRS limit that applies to the qualified HP 401(k) Plan up to a maximum of two times that limit.

(3)	The distributions reported here were made pursuant to participant elections made prior to the time that the amounts were deferred in accordance with plan rules.

(4)	Of these balances, the following amounts were reported as compensation to such NEO in the Summary Compensation Table in prior proxy statements: Ms. Lesjak $2,594,438. The information reported in this footnote is provided to clarify the extent to which amounts payable as deferred compensation represent compensation reported in our prior proxy statements, rather than additional earned compensation.

(5)	Mr. Weisler was paid through our payroll in Singapore and thus, was not eligible to participate until his permanent move to Palo Alto in October 2015.

Narrative to the Fiscal 2015 Non-qualified Deferred Compensation Table

HP sponsors the EDCP, a non-qualified deferred compensation plan that permits eligible U.S. employees to defer base pay in excess of the amount taken into account under the qualified HP 401(k) Plan and bonus amounts of up to 95% of the annual incentive bonus payable under the PfR Plan. In addition, a matching contribution is available under the plan to eligible employees. The matching contribution applies to base-pay deferrals on compensation above the IRS limit that applies to the qualified HP 401(k) Plan up to a maximum of two times that compensation limit (for fiscal 2015 matching contributions, on calendar year 2014 base pay from $260,000 to $520,000). During fiscal 2015, the NEOs were eligible for a matching contribution of up to 4% on base pay contributions in excess of the IRS limit up to a maximum of two times that limit.

Upon becoming eligible for participation, employees must specify the amount of base pay and/or the percentage of bonus to be deferred, as well as the time and form of payment. If termination of employment occurs before retirement (defined as at least age 55 with 15 years of service), distribution is made in the form of a lump sum in January of the year following the year of termination, subject to any delay required under Section 409A of the Code. At retirement (or earlier, if properly elected), benefits are paid according to the distribution election made by the participant at the time of the deferral election subject to any delay required under Section 409A of the Code. No withdrawals are permitted prior to the previously elected distribution date, other than “hardship” withdrawals as permitted by applicable law.

Amounts deferred or credited under the EDCP are credited with hypothetical investment earnings based on participant investment elections made from among the investment options available under the HP 401(k) Plan. Accounts maintained for participants under the EDCP are not held in trust, and all such accounts are subject to the claims of general creditors of HP. No amounts are credited with above-market earnings.

Potential Payments Upon Termination or Change in Control

The amounts in the following table estimate potential payments due if an NEO had terminated employment with HP effective October 31, 2015 under each of the circumstances specified below. These amounts are in addition to benefits generally available to U.S. employees upon termination of employment, such as distributions from the retirement plans and the HP 401(k) Plan and payment of accrued vacation where required.

				Long-Term Incentive Programs(3)
Name	Termination Scenario	Total(1) ($)	Severance(2) ($)	Stock Options ($)	RSUs ($)	PARSUs ($)
Margaret C. Whitman	Voluntary/For Cause	—	—	—	—	—
	Disability	6,031,724	—	—	4,985,676	1,046,048
	Retirement	—	—	—	—	—
	Death	2,203,242	—	—	1,157,194	1,046,048
	Not for Cause	7,966,873	5,763,631	—	1,157,194	1,046,048
	Change in Control	13,259,769	5,763,631	—	4,985,676	2,510,462

Catherine A. Lesjak(4)	Voluntary/For Cause	4,554,614	—	—	4,112,065	442,549
	Disability	4,554,614	—	—	4,112,065	442,549
	Retirement	4,554,614	—	—	4,112,065	442,549
	Death	2,772,801	—	—	2,330,252	442,549
	Not for Cause	7,689,180	3,134,566	—	4,112,065	442,549
	Change in Control	8,308,748	3,134,566	—	4,112,065	1,062,117

Dion J. Weisler	Voluntary/For Cause	—	—	—	—	—
	Disability	2,933,640	—	136,371	2,354,720	442,549
	Retirement	—	—	—	—	—
	Death	1,112,276	—	136,371	533,357	442,549
	Not for Cause	3,708,074	2,663,983	68,185	533,357	442,549
	Change in Control	6,217,191	2,663,983	136,371	2,354,720	1,062,117

Antonio F. Neri	Voluntary/For Cause	—	—	—	—	—
	Disability	1,726,137	—	—	1,726,137	—
	Retirement	—	—	—	—	—
	Death	121,235	—	—	121,235	—
	Not for Cause	2,355,043	2,233,808	—	121,235	—
	Change in Control	3,959,945	2,233,808	—	1,726,137	—

Tracy S. Keogh	Voluntary/For Cause	—	—	—	—	—
	Disability	2,489,461	—	—	2,248,034	241,427
	Retirement	—	—	—	—	—
	Death	504,234	—	—	262,807	241,427
	Not for Cause	3,203,392	2,700,244	—	261,721	241,427
	Change in Control	5,527,649	2,700,244	—	2,248,034	579,371

(1)

Total does not include amounts earned or benefits accumulated due to continued service by the NEO through October 31, 2015, including vested stock options, PCSOs, RSUs, PARSUs, accrued retirement benefits, and vested balances in the EDCP, as those amounts are detailed in the preceding tables. Total also does not include amounts the NEO was eligible to receive under the annual PfR Plan with respect to fiscal 2015 performance.

(2)	For Ms. Whitman, the amounts reported represent the cash benefits payable under the SPEO pursuant to Ms. Whitman’s employment offer letter, which provides that Ms. Whitman is entitled to receive severance benefits payable under the SPEO at the rate applicable to an EVP rather than the rate applicable to the CEO (that is, using a 1.5x multiple of base pay plus annual incentive, rather than the 2.0x multiplier otherwise applicable to the CEO under the SPEO). For the other NEOs, the amounts reported are the cash benefits payable in the event of a qualifying termination under the SPEO.

(3)	On an involuntary termination not for cause, covered executives receive pro-rata vesting on unvested equity awards, so long as they have worked at least 25% of the longer of the applicable vesting or performance period, as discussed under “Executive Compensation—Compensation Discussion and Analysis—Severance Plan for Executive Officers.” Pro-rata vesting of PARSUs based on actual performance also applies in the event of a termination due to retirement, death or disability for all grant recipients. To calculate the value of unvested PARSUs for purposes of this table, target performance is used since results will not be certified until the end of the two- and three-year performance periods. Full vesting of unvested PCSOs applies in the event of a termination due to death or disability for all grant recipients. PCSOs vest pro-rata in the event of a termination due to retirement. With respect to the treatment of equity in the event of a change in control of HP, the information reported assumes that the Board or the HRC Committee would exercise its discretion to accelerate vesting of equity awards in the case of “not for cause” terminations.

(4)	As of the end of fiscal 2015, Ms. Lesjak is retirement eligible (after age 55 with at least 15 years of qualifying service). In the event that Ms. Lesjak retires, she would receive retirement equity treatment under the long-term incentive programs.

HP Severance Plan for Executive Officers

An executive will be deemed to have incurred a qualifying termination for purposes of the SPEO if he or she is involuntarily terminated without cause and executes a full release of claims in a form satisfactory to HP promptly following termination. For purposes of the SPEO, “cause” means an executive’s material neglect (other than as a result of illness or disability) of his or her duties or responsibilities to HP or conduct (including action or failure to act) that is not in the best interest of, or is injurious to, HP. The material terms of the SPEO are described under “Executive Compensation—Compensation Discussion and Analysis—Severance Plan for Executive Officers.”

Narrative to the Potential Payments Upon Termination or Change in Control Table

This narrative reflects plans and provisions in effect as of October 31, 2015. Please see the Compensation Discussion and Analysis for changes effective after fiscal 2015.

Voluntary or “For Cause” Termination

In general, an NEO who remained employed through October 31, 2015 (the last day of the fiscal year) but voluntarily terminated employment immediately thereafter, or was terminated immediately thereafter as a “for cause” termination, would be eligible (1) to receive his or her annual incentive amount earned for fiscal 2015 under the PfR Plan (subject to any discretionary downward adjustment or elimination by the HRC Committee prior to actual payment, and to any applicable clawback policy), (2) to exercise his or her vested stock options up to three months following termination, (3) to receive a distribution of vested amounts deferred or credited under the EDCP, and (4) to receive a distribution of his or her vested benefits, if any, under the HP 401(k) and pension plans. An NEO who terminated employment before October 31, 2015, either voluntarily or in a “for cause” termination, would generally not have been eligible to receive any amount under the PfR Plan with respect to the fiscal year in which the termination occurred, except that the HRC Committee has the discretion to make payment of prorated bonus amounts to individuals on leave of absence or in non-pay status, as well as in connection with certain voluntary severance incentives, workforce reductions and similar programs.

“Not for Cause” Termination

A “not for cause” termination of an NEO who remained employed through October 31, 2015 and was terminated immediately thereafter would qualify the NEO for the amounts described above under a “voluntary” termination in addition to benefits under the SPEO if the NEO signs the required release of claims in favor of HP.

In addition to the cash severance benefits and pro-rata equity awards payable under the SPEO, the NEO would be eligible to exercise vested stock options up to one year after termination and receive distributions of vested, accrued benefits from HP deferred compensation and pension plans.

Termination Following a Change in Control

In the event of a change in control of HP, the Board is authorized (but not required) to accelerate the vesting of stock options and to release restrictions on awards issued under HP stock plans. For the purposes of this table, the amounts reported for each NEO in the rows marked “Change in Control” assume that the Board would exercise its discretion in this manner, resulting in fully accelerated vesting of stock options and a release of all restrictions on all stock-based awards. In addition, an executive terminated on October 31, 2015 following a change in control would be eligible for benefits under the SPEO, as described above.

Death or Disability Terminations

An NEO who continued in employment through October 31, 2015 whose employment is terminated immediately thereafter due to death or disability would be eligible (1) to receive his or her full annual incentive amount earned for fiscal 2015 under the PfR Plan determined by HP in its sole discretion, (2) to receive a distribution of vested amounts deferred or credited under the EDCP, and (3) to receive a distribution of his or her vested benefits under the HP 401(k) and pension plans.

Upon termination due to death or disability, equity awards held by the NEO may vest in full or in part. If termination is due to disability, stock options, RSUs, and PCSOs will vest in full, subject to satisfaction of applicable performance conditions, and must be exercised within three years of termination or by the original expiration date, if earlier; PARSUs will vest at the end of the applicable performance period as to a prorated number of shares based on the number of whole calendar months worked during the performance period and subject to actual performance. If termination is due to the NEO’s death, stock options and PCSOs will vest in full and must be exercised within one year of termination or by the original expiration date, if earlier; RSUs will vest as to a prorated number of shares based on the number of whole calendar months worked during the total vesting period and PARSUs will vest at the end of the applicable performance period as to a prorated number of shares based on the number of whole calendar months worked during the performance period and subject to actual performance. Please see section “Broad-based Changes to Equity Provisions”of the Compensation Discussion and Analysis for changes made for fiscal 2016.

HP Severance Policy for Senior Executives

Under the HP Severance Policy for Senior Executives adopted by the Board in July 2003 (the “HP Severance Policy”), HP will seek stockholder approval for future severance agreements, if any, with certain senior executives that provide specified benefits in an amount exceeding 2.99 times the sum of the executive’s current annual base salary plus annual target cash bonus, in each case as in effect immediately prior to the time of such executive’s termination. Individuals subject to this policy consist of the Section 16 officers designated by the Board. In implementing this policy, the Board may elect to seek stockholder approval after the material terms of the relevant severance agreement are agreed upon.

For purposes of determining the amounts subject to the HP Severance Policy, benefits subject to the limit generally include cash separation payments that directly relate to extraordinary benefits that are not available to groups of employees other than the Section 16 officers upon termination of employment. Benefits that have been earned or accrued, as well as prorated bonuses, accelerated stock or option vesting and other benefits that are consistent with our practices applicable to employees other than the Section 16 officers, are not counted against the limit. Specifically, benefits subject to the HP Severance Policy include: (a) separation payments based on a multiplier of salary plus target bonus, or cash amounts payable for the uncompleted portion of employment agreements; (b) any gross-up payments made in connection with severance, retirement or similar payments, including any gross-up payments with respect to excess parachute payments under Section 280G of the Code; (c) the value of any service period credited to a Section 16 officer in excess of the period of service actually provided by such Section 16 officer for purposes of any employee benefit plan; (d) the value of benefits and perquisites that are inconsistent with our practices applicable to one or more groups of employees in addition to, or other than, the Section 16 officers (“Company Practices”); and (e) the value of any accelerated vesting of any stock options, stock appreciation rights, restricted stock or long-term cash incentives that is inconsistent with Company Practices. The following benefits are not subject to the HP Severance Policy, either because they have been previously earned or accrued by the employee or because they are consistent with Company Practices: (i) compensation and benefits earned, accrued, deferred or otherwise provided for employment services rendered on or prior to the date of termination of employment pursuant to bonus, retirement, deferred compensation or other benefit plans (e.g., 401(k) Plan distributions, payments pursuant to retirement plans, distributions under deferred compensation plans or payments for accrued benefits such as unused vacation days), and any amounts earned with respect to such compensation and benefits in accordance with the terms of the applicable plan; (ii) payments of prorated portions of bonuses or prorated long-term incentive payments that are consistent with Company Practices; (iii) acceleration of the vesting of stock options, stock appreciation rights, restricted stock, RSUs or long-term cash incentives that is consistent with Company Practices; (iv) payments or benefits required to be provided by law; and (v) benefits and perquisites provided in accordance with the terms of any benefit plan, program or arrangement sponsored by HP or its affiliates that are consistent with Company Practices.

For purposes of the HP Severance Policy, future severance agreements include any severance agreements or employment agreements containing severance provisions that we may enter into after the adoption of the HP Severance Policy by the Board, as well as agreements renewing, modifying or extending such agreements. Future severance agreements do not include retirement plans, deferred compensation plans, early retirement plans, workforce restructuring plans, retention plans in connection with extraordinary transactions or similar plans or agreements entered into in connection with any of the foregoing, provided that such plans or agreements are applicable to one or more groups of employees in addition to the Section 16 officers.

HP Retirement Arrangements

Upon retirement immediately after October 31, 2015, on or after age 55 with at least 15 years of qualifying service, HP employees in the United States receive full vesting of time-based options granted under our stock plans with a three-year post-termination exercise period. PCSOs will receive prorated vesting if the stock price appreciation conditions are met and may vest on a prorated basis post-termination to the end of the performance period, subject to stock price appreciation conditions and certain post-employment restrictions. Restricted stock and RSUs granted prior to November 1, 2011 continue to vest in accordance with their normal vesting schedule, subject to certain post-employment restrictions, and all restrictions on restricted stock and RSUs granted on or after November 1, 2011 lapse upon retirement. Awards under the PARSU and PRU programs, if any, are paid on a prorated basis to participants at the end of the performance period based on actual results, and bonuses, if any, under the PfR Plan may be paid in prorated amounts at the discretion of management based on actual results. In accordance with Section 409A of the Code, certain amounts payable upon retirement (or other termination) of the NEOs and other key employees will not be paid out for at least six months following termination of employment.

We sponsor two retiree medical programs in the United States, one of which provides subsidized coverage for eligible participants based on years of service. Eligibility for this program requires that participants have been employed by HP before January 1, 2003 and have met other age and service requirements. None of our NEOs are eligible or can become eligible for this program.

The other U.S. retiree medical program we sponsor provides eligible retirees with access to coverage at group rates only, with no direct subsidy provided by HP. As of the end of fiscal 2015, Ms. Lesjak is eligible to retire under this program. All of the other NEOs could be eligible for this program if they retire from HP on or after age 55 with at least ten years of qualifying service or 80 age plus service points. In addition, beginning at age 45, eligible U.S. employees may participate in the HP Retirement Medical Savings Account Plan (the “RMSA”), under which certain participants are eligible to receive HP matching credits of up to $1,200 per year, beginning at age 45, up to a lifetime maximum of $12,000, which can be used to cover the cost of such retiree medical coverage (or other qualifying medical expenses) if the employee retires from HP on or after age 55 with at least ten years of qualifying service or 80 age plus service points. Ms. Lesjak and Mr. Neri are the only NEOs eligible for the HP matching credits under the RMSA.

Please see section “Broad-based Changes to Equity Provisions”of the Compensation Discussion and Analysis for changes made for fiscal 2016.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of October 31, 2015.

Plan Category	Common shares to be issued upon exercise of outstanding options, warrants and rights(1)		Weighted- average exercise price of outstanding options, warrants and rights(2)	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by HP stockholders	58,283,938	(3)	$26.5614	215,948,945	(4)
Equity compensation plans not approved by HP stockholders	—		—	—

Total	58,283,938		$26.5614	215,948,945

(1)	This column does not reflect awards of options and RSUs assumed in acquisitions where the plans governing the awards were not available for future awards as of October 31, 2015. As of October 31, 2015, individual awards of options and RSUs to purchase a total of 2,248,305 shares were outstanding pursuant to awards assumed in connection with acquisitions and granted under such plans at a weighted-average exercise price of options of $16.2281.

(2)	This column does not reflect the exercise price of shares underlying the assumed options referred to in footnote (1) to this table or the purchase price of shares to be purchased pursuant to the ESPP or the legacy HP Employee Stock Purchase Plan (the “Legacy ESPP”). In addition, the weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding awards of RSUs, PRUs and PARSUs, which have no exercise price.

(3)	Includes awards of options and RSUs outstanding under the ESPP, the 2004 Plan and the HP 2000 Stock Plan. Also includes awards of RSUs representing 5,808,722 shares that may be issued under the 2004 Plan. Each PRU award reflects a target number of shares that may be issued to the award recipient. HP determines the actual number of shares the recipient receives at the end of a three-year performance period based on results achieved versus company performance goals and stockholder return relative to the market. The actual number of shares that a grant recipient receives at the end of the period may range from 0% to 200% of the target number of shares.

(4)	Includes (i) 129,885,124 shares available for future issuance under the 2004 Plan; (ii) 81,971,830 shares available for future issuance under the ESPP; (iii) 2,725,611 shares available for future issuances under the Legacy ESPP, a plan under which employee stock purchases are no longer made; and (iv) 1,366,380 shares are reserved for issuance under our Service Anniversary Stock Plan, a plan under which awards are no longer granted. Taking into account these adjustments, 211,856,954 shares were available for future grants as of October 31, 2015.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Fees Incurred by HP for Ernst & Young LLP

The following table shows the fees paid or accrued by HP for audit and other services provided by Ernst & Young LLP (“EY”) for fiscal 2015 and 2014.

	2015	2014
	In millions
Audit Fees(1)	$65.7	$30.0
Audit-Related Fees(2)	21.9	15.1
Tax Fees(3)	21.0	6.0
All Other Fees(4)	4.1	0.1

Total	$112.7	$51.2

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. Audit fees for fiscal 2015 included fees for audit services provided in connection with the separation of Hewlett-Packard Company into two independent publicly-traded companies, Hewlett Packard Enterprise Company and HP Inc.

(2)	Audit-related fees consisted primarily of service organization control examinations and other attestation services of $9.0 million and $11.9 million for fiscal 2015 and fiscal 2014, respectively. For fiscal 2015 and fiscal 2014, audit-related fees also included accounting consultations, employee benefit plan audits and merger and acquisition due diligence of $12.9 million and $3.6 million, respectively.

(3)	Tax fees consisted primarily of tax advice and tax planning fees of $18.8 million and $3.5 million for fiscal 2015 and fiscal 2014, respectively. For fiscal 2015 and fiscal 2014, tax fees also included tax compliance fees of $1.2 million and $1.4 million, respectively.

(4)	For fiscal 2015 and 2014, all other fees included primarily advisory service fees.

Pre-Approval of Audit and Non-Audit Services Policy

The Audit Committee has delegated to the chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and associated fees up to a maximum for any one service of $250,000, provided that the chair shall report any decisions to pre-approve services and fees to the full Audit Committee at its next regular meeting.

REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of HP’s financial statements, HP’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of HP’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages HP’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from HP for such advice and assistance.

HP’s management is primarily responsible for HP’s internal control and financial reporting process. HP’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of HP’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of HP’s internal control over financial reporting. The Audit Committee monitors HP’s financial reporting process and reports to the Board on its findings.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with HP’s management.

2.	The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

3.	The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

4.	Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

AUDIT COMMITTEE

Mary Anne Citrino, Chair

Robert R. Bennett

Stacy Brown-Philpot

Stephanie A. Burns

Subra Suresh

QUESTIONS AND ANSWERS

Proxy Materials

1.	Why am I receiving these materials?

We have made these materials available to you or delivered paper copies to you by mail in connection with our annual meeting of stockholders, which will take place online on Monday, April 4, 2016. As a stockholder, you are invited to participate in the annual meeting via live webcast and vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide to you under U.S. Securities and Exchange Commission (the “SEC”) rules and that is designed to assist you in voting your shares. See Questions 17 and 18 below for information regarding how you can vote your shares at the annual meeting or by proxy (without attending the annual meeting).

2.	What is included in the proxy materials?

The proxy materials include:

•	our proxy statement for the annual meeting of stockholders; and

•	our 2015 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended October 31, 2015.

If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the annual meeting. If you received a notice of the Internet availability of the proxy materials instead of a paper copy of the proxy materials, see Questions 17 and 18 below for information regarding how you can vote your shares.

3.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the Board and Board committees, the compensation of our directors and certain executive officers for fiscal 2015 and other required information.

4.	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?

This year, we are again using the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice of the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice of the Internet availability of the proxy materials. In addition, the notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.

5.	Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?

We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are living outside of the United States, with paper copies of the proxy materials instead of a notice of the Internet availability of the proxy materials.

In addition, we are providing proxy materials or notice of the Internet availability of the proxy materials by e-mail to those stockholders who have previously elected delivery of the proxy materials or notice electronically. Those stockholders should receive an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

6.	How can I access the proxy materials over the Internet?

Your notice of the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how to:

•	view our proxy materials for the annual meeting on the Internet; and

•	instruct us to send our future proxy materials to you electronically by e-mail.

Our proxy materials are also available on our website at HP.onlineshareholdermeeting.com and our proxy materials will be available during the voting period on www.proxyvote.com/HP.

Your notice of the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how you may request access to proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

7.	How may I obtain a paper copy of the proxy materials?

Stockholders receiving a notice of the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. Stockholders receiving notice of the Internet availability of the proxy materials by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

8.	I share an address with another stockholder, and we received only one paper copy of the proxy materials or notice of the Internet availability of the proxy materials. How may I obtain an additional copy?

If you share an address with another stockholder, you may receive only one paper copy of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, unless you have provided contrary instructions. If you are a beneficial owner and wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials now, please request the additional copy by contacting your individual broker. If you wish to receive a separate set of the proxy materials or notice of the Internet availability of the proxy materials now, please request the additional copy by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at:

By Internet: www.proxyvote.com/HP

By telephone: 1-800-579-1639

By e-mail: sendmaterial@proxyvote.com

If you request a separate set of the proxy materials or notice of Internet availability of the proxy materials by e-mail, please be sure to include your control number in the subject line. A separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, will be sent promptly following receipt of your request.

If you are a stockholder of record and wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, in the future, please contact our transfer agent. See Question 22 below.

If you are the beneficial owner of shares held through a broker, trustee or other nominee and you wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, in the future, please call Broadridge at:

1-866-540-7095

All stockholders also may write to HP at the address below to request a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable:

NASDAQ

Print and Distribution Services

325 Donald Lynch Blvd, Suite 120

Marlborough, MA 01752-4724

9.	I share an address with another stockholder, and we received more than one paper copy of the proxy materials or notice of the Internet availability of the proxy materials. How do we obtain a single copy in the future?

Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, and who wish to receive a single copy of such materials in the future may contact our transfer agent. See Question 22 below.

Beneficial owners of shares held through a broker, trustee or other nominee sharing an address who are receiving multiple copies of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge at:

1-866-540-7095

10.	What should I do if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

You may receive more than one notice, more than one e-mail or more than one paper copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails).

11.	How may I obtain a copy of HP’s 2015 Form 10-K and other financial information?

Stockholders may request a free copy of our 2015 Annual Report, which includes our 2015 Form 10-K, from:

NASDAQ

Print and Distribution Services

325 Donald Lynch Blvd, Suite 120

Marlborough, MA 01752-4724

www.hp.com/investor/informationrequest

Alternatively, stockholders can access the 2015 Annual Report on HP’s Investor Relations website at:

www.hp.com/investor/home

We also will furnish any exhibit to the 2015 Form 10-K if specifically requested.

Voting Information

12.	What proposals will be voted at the meeting? How does the Board recommend that I vote and what is the voting requirement for each of the proposals?

Proposals	Board Recommendation	Votes Required	Effect of Abstentions	Effect of Broker Non-Votes
Election of Directors	FOR EACH NOMINEE	Majority of votes cast	None	None
Ratification of Independent Registered Public Accounting Firm	FOR	Majority of the shares present, in person or represented by proxy, and entitled to vote	Same as “AGAINST”	No Broker Non-Votes (Routine Matter)
Advisory Vote to Approve Executive Compensation	FOR	Majority of the shares present, in person or represented by proxy, and entitled to vote	Same as “AGAINST”	None
Approval of Amendment to Certificate of Incorporation to Eliminate Cumulative Voting	FOR	Majority of the outstanding shares entitled to vote	Same as “AGAINST”	Same as “AGAINST”

We also will consider any other business that properly comes before the annual meeting. See Question 29 below.

13.	What are broker non-votes?

If you are the beneficial owner of shares held in the name of a broker, trustee or other nominee and do not provide that broker, trustee or other nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Under the rules of the New York Stock Exchange, brokers, trustees or other nominees may generally vote on routine matters but cannot vote on non-routine matters. Only Proposal No. 2 (ratifying the appointment of the independent registered public accounting firm) is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your broker cannot vote your shares. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal, but are considered “outstanding” for purposes of Proposal No. 4.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you vote by proxy card or voting instruction card and sign the card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (FOR all of our nominees to the Board, FOR ratification of the appointment of our independent registered public accounting firm, FOR the approval of the compensation of our named executive officers, and FOR the approval of the amendment to the Certificate of Incorporation to eliminate cumulative voting).

For any shares you hold in the HP 401(k) Plan, if your voting instructions are not received by 11:59 p.m., Eastern Time, on March 30, 2016, your shares will be voted in proportion to the way the shares held by the other HP 401(k) Plan participants are voted, except as may be otherwise required by law.

14.	Is cumulative voting permitted for the election of directors?

Currently, in the election of directors, you may choose to cumulate your vote. Cumulative voting applies only to the election of directors and allows you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares you hold. For example, if you own 100 shares of stock and there are 13 directors to be elected at the annual meeting, you may allocate 1,300 “FOR” votes (13 times 100) among as few or as many of the 13 nominees to be voted on at the annual meeting as you choose. You may not cumulate your votes against a nominee. Note that at this meeting, we are seeking your approval of the amendment to the Certificate of Incorporation to eliminate cumulative voting. For details, see “Proposal No. 4—Approval of Amendment to Certificate of Incorporation to Eliminate Cumulative Voting.”

If you are a stockholder of record and choose to cumulate your votes, you will need to submit a proxy card and make an explicit statement of your intent to cumulate your votes by so indicating in writing on the proxy card. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should contact your broker, trustee or nominee. You will not be able to cumulate your votes if you vote electronically during the annual meeting; thus, if you wish to cumulate your votes, you should vote prior to the annual meeting.

If you vote by proxy card or voting instruction card and sign your card with no further instructions, Dion J. Weisler, Catherine A. Lesjak and Kim M. Rivera, as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you vote against or abstain from voting.

15.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record—If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to HP or to a third party, or to vote your shares during the meeting.

•	Beneficial Owner—If your shares are held in a brokerage account, by a trustee or by another nominee (that is, in “street name”), you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote, or to vote your shares during the annual meeting (other than shares held in the HP’s 401(k) Plan (the “HP 401(k) Plan”), which must be voted prior to the annual meeting).

16.	Who is entitled to vote and how many shares can I vote?

Each holder of shares of HP common stock issued and outstanding as of the close of business on February 5, 2016, the record date for the annual meeting, is entitled to cast one vote per share on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, including shares purchased through our dividend reinvestment program and employee stock purchase plans, and shares held through our Direct Registration Service; and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee.

On the record date, HP had approximately 1,726,657,616 shares of common stock issued and outstanding.

17.	How can I vote my shares during the annual meeting?

This year’s annual meeting will be held entirely online to allow greater participation. Stockholders may participate in the annual meeting by visiting the following website:

HP.onlineshareholdermeeting.com

To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the annual meeting, except that shares held in the HP 401(k) Plan cannot be voted electronically during the annual meeting. If you hold shares in the HP 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on March 30, 2016 for the trustee to vote your shares. However, holders of shares in the HP 401(k) Plan will still be able to view the annual meeting webcast and ask questions during the annual meeting.

Note that you will not be able to cumulate your votes if you vote electronically during the annual meeting; thus, if you wish to cumulate your votes, you should vote prior to the annual meeting. See Question 14 above for additional information on cumulative voting.

Even if you plan to participate in the annual meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the annual meeting.

18.	How can I vote my shares without participating in the annual meeting?

Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the annual meeting. There are three ways to vote by proxy:

VIA THE INTERNET

Stockholders who have received a notice of the Internet availability of the proxy materials by mail may submit proxies over the Internet by following the instructions on the notice.
Stockholders who have received notice of the Internet availability of the proxy materials by
e-mail may submit proxies over the Internet by following the instructions included in the
e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

BY TELEPHONE

Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903 and following the instructions. Stockholders of record who have received a notice of the Internet availability of the proxy materials by mail must have the control number that appears on their notice available when voting. Stockholders of record who received notice of the Internet availability of the proxy materials by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their broker, trustee or nominee. Those stockholders should check the voting instruction card for telephone voting availability.

BY MAIL

Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

19.	What is the deadline for voting my shares?

If you hold shares as the stockholder of record, or through HP’s 2011 Employee Stock Purchase Plan (the “ESPP”), your vote by proxy must be received before the polls close during the annual meeting.

If you hold shares in the HP 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on March 30, 2016 for the trustee to vote your shares.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

20.	May I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote during the annual meeting, except that any change to your voting instructions for shares held in the HP 401(k) Plan must be provided by 11:59 p.m., Eastern Time, on March 30, 2016 as described above.

If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Corporate Secretary at the address below in Question 33 prior to your shares being voted; or (3) participating in the annual meeting and voting your shares electronically during the annual meeting. Participation in the annual meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or by participating in the meeting and electronically voting your shares during the meeting (except that shares held in the HP 401(k) Plan cannot be voted electronically at the annual meeting).

21.	Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within HP or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the votes; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to management.

22.	What if I have questions for our transfer agent?

Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

Wells Fargo Bank, N.A.

Shareowner Services

1110 Centre Pointe Curve, Suite 101

Mendota Heights, MN 55120-4100

1-800-286-5977 (U.S. and Canada)

1-651-453-2122 (International)

A dividend reinvestment and stock purchase program is also available through our transfer agent. For information about this program, please contact our transfer agent as follows:

Wells Fargo Bank, N.A.

Shareowner Services

1110 Centre Pointe Curve, Suite 101

Mendota Heights, MN 55120-4100

1-800-286-5977 (U.S. and Canada)

1-651-453-2122 (International)

Annual Meeting Information

23.	How can I attend the annual meeting?

This year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the annual meeting only if you were an HP stockholder or joint holder as of the close of business on February 5, 2016 or if you hold a valid proxy for the annual meeting.

You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting HP.onlineshareholdermeeting.com. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the HP 401(k) Plan, which must be voted prior to the meeting).

To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at 2:00 p.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:30 p.m., Pacific Time, and you should allow ample time for the check-in procedures.

24.	What is the pre-meeting forum and how can I access it?

The new online format for the annual meeting will allow us to communicate more effectively with you via a pre-meeting forum that you can enter by visiting www.theinvestornetwork.com/forum/hpq.

On our pre-meeting forum, you can submit questions in advance of the annual meeting, and also access copies of our proxy statement and annual report.

25.	Why a virtual meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the company. Hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world.

You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting HP.onlineshareholdermeeting.com. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the HP 401(k) Plan, which must be voted prior to the meeting).

26.	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:

1-855-449-0991 (Toll-free)

1-720-378-5962 (Toll line)

27.	How many shares must be present or represented to conduct business at the annual meeting?

The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of HP common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in Question 13 above are counted for the purpose of determining the presence of a quorum.

28.	What if a quorum is not present at the annual meeting?

If a quorum is not present at the scheduled time of the annual meeting, then either the chairman of the annual meeting or the stockholders by vote of the holders of a majority of the stock present in person or represented by proxy at the annual meeting are authorized by our Bylaws to adjourn the annual meeting until a quorum is present or represented.

29.	What happens if additional matters are presented at the annual meeting?

Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Dion J. Weisler, Catherine A. Lesjak and Kim M. Rivera, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

30.	Who will serve as inspector of elections?

The inspector of elections will be a representative from an independent firm, Broadridge.

31.	Where can I find the voting results of the annual meeting?

We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the annual meeting.

32.	Who will bear the cost of soliciting votes for the annual meeting?

HP is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the notices and these proxy materials and soliciting votes. In addition to the mailing of the notices and these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Innisfree M&A Incorporated (“Innisfree”) to assist us in the solicitation of votes described above. We will pay Innisfree a base fee of $20,000 plus customary costs and expenses for these services. We have agreed to indemnify Innisfree against certain liabilities arising out of or in connection with these services. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Stockholder Proposals, Director Nominations and Related Bylaw Provisions

33.	What is the deadline to propose actions (other than director nominations) for consideration at next year’s annual meeting of stockholders?

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than October 22, 2016. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary

HP Inc.

1501 Page Mill Road

Palo Alto, California 94304

Fax: 650-275-9138

For a stockholder proposal that is not intended to be included in our proxy statement for next year’s annual meeting under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:

•	not earlier than the close of business on December 5, 2016; and

•	not later than the close of business on January 4, 2017.

If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:

•	90 days prior to the meeting; and

•	10 days after public announcement of the meeting date.

Deadlines for the nomination of director candidates are discussed in Question 35 below.

34.	How may I recommend individuals to serve as directors and what is the deadline for a director recommendation?

You may recommend director candidates for consideration by the NGSR Committee. Any such recommendations should include verification of the stockholder status of the person submitting the recommendation and the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth in Question 33 above. See “Proposal No. 1—Election of Directors—Director Nominees and Director Nominees’ Experience and Qualifications” for more information regarding our Board membership criteria.

A stockholder may send a recommended director candidate’s name and information to the Board at any time. Generally, such proposed candidates are considered at the first or second Board meeting prior to the issuance of the proxy statement for our annual meeting.

35.	How may I nominate individuals to serve as directors and what are the deadlines for a director nomination?

Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting. To nominate a director for consideration at an annual meeting, a nominating stockholder must provide the information required by our Bylaws and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws, and each nominee must meet the qualifications required by our Bylaws. To nominate a director for consideration at next year’s annual meeting, in general the notice must be received by the Corporate Secretary between the close of business on December 5, 2016 and the close of business on January 4, 2017, unless the annual meeting is moved by more than 30 days before or 60 days after the anniversary of the prior year’s annual meeting, in which case the deadline will be as described in Question 33 above.

In addition, our Bylaws provide that under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in our annual meeting proxy statement. These proxy access provisions of our Bylaws provide, among other things, that a stockholder or group of up to twenty stockholders seeking to include director candidates in our annual meeting proxy statement must own 3% or more of HP’s outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors then serving on the Board. If 20% is not a whole number, the maximum number of stockholder-nominated candidates would be the closest whole number below 20%. Based on the current Board size of 12 directors, the maximum number of proxy access candidates that we would be required to include in our proxy materials for an annual meeting is two. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of stockholder-nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in our proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of HP common stock held by each nominating stockholder or group of stockholders. The nominating stockholder or group of stockholders also must deliver the information required by our Bylaws, and each nominee must meet the qualifications required by our Bylaws. Requests to include stockholder-nominated candidates in our proxy materials for next year’s annual meeting must be received by the Corporate Secretary:

•	not earlier than the close of business on December 5, 2016; and

•	not later than the close of business on January 4, 2017.

36.	How may I obtain a copy of the provisions of our Bylaws regarding stockholder proposals and director nominations?

You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant Bylaws provisions regarding the requirements for making stockholder proposals and nominating director candidates. Our Bylaws also are available on our website at http://h30261.www3.hp.com/governance/certificate-of-incorporation-and-bylaws.aspx.

Further Questions

37.	Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders: (877) 750-5838 (U.S. and Canada)

(412) 232-3651 (International)

Banks and brokers (call collect):

(212) 750-5833

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the annual meeting. If any other matters properly come before the stockholders at the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

IMPORTANT INFORMATION CONCERNING THE HP ANNUAL MEETING

Online check-in begins: 1:30 p.m., Pacific Time	Meeting begins: 2:00 p.m., Pacific Time

•	HP stockholders, including joint holders, as of the close of business on February 5, 2016, the record date for the annual meeting, are entitled to participate in the annual meeting on April 4, 2016.

•	The annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast.

•	You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting HP.onlineshareholdermeeting.com. You also will be able to vote your shares electronically at the annual meeting (other than shares held through our 401(k) Plan, which must be voted prior to the meeting).

•	We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 1:30 p.m., Pacific Time. The webcast starts at 2:00 p.m., Pacific Time.

•	To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

•	Visit our pre-meeting stockholder forum at www.theinvestornetwork.com/forum/hpq in advance of the annual meeting where you can submit questions to management and also access copies of our proxy statement and annual report.

THANK YOU FOR YOUR INTEREST AND SUPPORT—YOUR VOTE IS IMPORTANT!

HELPFUL RESOURCES

Annual Meeting
Annual meeting online	HP.onlineshareholdermeeting.com
Proxy materials	www.hp.com/investor/stockholdermeeting2016
Board of Directors
HP Board	http://h30261.www3.hp.com/governance/board-members.aspx
Board committees	http://h30261.www3.hp.com/governance/hp-board-committee-composition.aspx
Audit Committee Charter	http://h30261.www3.hp.com/~/media/Files/H/HP-IR/documents/others/hp-inc-audit-committee-charter.pdf
Finance, Investment and Technology Committee Charter	http://h30261.www3.hp.com/~/media/Files/H/HP-IR/documents/others/hp-inc-finance-investment-and-technology-committee-charter.pdf
HR and Compensation Committee Charter	http://h30261.www3.hp.com/~/media/Files/H/HP-IR/documents/others/hp-inc-hr-and-compensation-committee-charter.pdf
Nominating, Governance and Social Responsibility Committee Charter	http://h30261.www3.hp.com/~/media/Files/H/HP-IR/documents/others/hp-inc-nominating-governance-and-social-responsibility-committee-charter.pdf
Director independence	http://h30261.www3.hp.com/governance/director-independence.aspx
Governance Documents
Bylaws	http://h30261.www3.hp.com/governance/certificate-of-incorporation-and-bylaws.aspx
Certificate of Incorporation	http://h30261.www3.hp.com/governance/certificate-of-incorporation-and-bylaws.aspx
Standards of Business Conduct	http://h30261.www3.hp.com/governance/standards-of-business-conduct.aspx
Corporate Governance Guidelines	http://h30261.www3.hp.com/governance/corporate-governance-guidelines.aspx

HP INC.

1501 PAGE MILL ROAD PALO ALTO, CA 94304

VOTE BY INTERNET

Before The Meeting—Go to www.proxyvote.com/HP

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting—Go to HP.onlineshareholdermeeting.com

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E00178-P74131-Z67257 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HP INC.

The Board of Directors recommends you vote FOR the

following proposals:

1. To elect the 13 directors named in this proxy statement

Nominees:

1a. Aida M. Alvarez

1b. Shumeet Banerji

1c. Carl Bass

1d. Robert R. Bennett

1e. Charles V. Bergh

1f. Stacy Brown-Philpot

1g. Stephanie A. Burns

1h. Mary Anne Citrino

1i. Rajiv L. Gupta

For Against Abstain

HP Inc.’s proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. If you want to cumulate your votes, please mark here and write in your instructions on the reverse side.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

1j. Stacey Mobley

1k. Subra Suresh

1l. Dion J. Weisler

1m. Margaret C. Whitman

The Board of Directors recommends you vote FOR the

following proposals:

2. To ratify the appointment of the independent registered

public accounting firm for the fiscal year ending

October 31, 2016

3. To approve, on an advisory basis, the company’s executive compensation

4. To approve an amendment to the company’s certificate

of incorporation to eliminate cumulative voting

5. To consider such other business as may properly come

before the meeting

Signature (Joint Owners) Date

For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The 2016 Notice and Proxy Statement and 2015 Annual Report With Form 10-K are available at www.proxyvote.com/HP

E00179-P74131-Z67257

HP INC.

Annual Meeting of Stockholders April 4, 2016 2:00 PM Pacific Time This proxy is solicited by the Board of Directors

The undersigned hereby appoints Dion Weisler, Catherine A. Lesjak and Kim Rivera, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of HP Inc. held of record or in an applicable plan by the undersigned at the close of business on February 5, 2016, at the Annual Meeting of Stockholders to be held at 2:00 p.m., Pacific Time, on Monday, April 4, 2016, or any postponement or adjournment thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in proposal 1, and FOR proposals 2, 3 and 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. If the undersigned has a beneficial interest in shares held in a 401(k) plan sponsored by HP Inc., voting instructions with respect to such plan shares must be provided by 11:59 p.m., Eastern Time, on March 30, 2016, in the manner described in the proxy statement. If voting instructions are not received by that time, such plan shares will be voted by the plan trustee as described in the proxy statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

CUMULATE

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side